As filed with the Securities and Exchange Commission on April 28, 1997
                            Registration No. 33-49998



 811-7042
                                          SECURITIES AND EXCHANGE COMMISSION
                                                    WASHINGTON, D.C    20549
                                                       FORM N-4
                     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                            |_|
                                              Pre-Effective Amendment No. |_|

                                             Post-Effective Amendment No.  8|X|
                                                                and
          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |_|
                                                       Amendment No.    10  |X|
                                                                     -------


                             SEPARATE ACCOUNT VA-2L
                           (Exact Name of Registrant)

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                     1150 South Olive, Los Angeles, CA 90015
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including Area Code: (213) 742-2111

Name and Address of Agent for Service:                        Copy to:

James W. Dederer, Esquire                         Frederick R. Bellamy, Esquire
Executive Vice President, General Counsel   Sutherland, Asbill & Brennan,L.L.P.
and Corporate Secretary                           1275 Pennsylvania Avenue, N.W.
Transamerica Occidental Life Insurance Co.       Washington, D.C.  20004-2404
1150 South Olive
Los Angeles, CA 90015

                                   Approximate  date  of  proposed  sale  to the
                       public: As soon as practicable after effectiveness of the Registration Statement.


The Registrant has previously filed a declaration of indefinite registration of its shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the year ended December 31, 1996 was filed on February 26, 1997. .

         It is  proposed  that this  filing  will  become  effective:
               |_| immediately  upon filing  pursuant to paragraph (b)
               |X| on May 1, 1997  pursuant to  paragraph  (b)
               |_| 60 days after  filing pursuant to paragraph (a)(i)
               |_| on ________________  pursuant to  paragraph  (a)(i)
               |_| 75 days  after  filing  pursuant  to paragraph   (a)(ii)
               |_|  on   ________________   pursuant  to
                  paragraph (a)(ii) of Rule 485


         If appropropriate, check the following box:
                  |_| this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                              CROSS REFERENCE SHEET
                              Pursuant to Rule 495


                    Showing Location in Part A (Prospectus),
             Part B (Statement of Additional Information) and Part C
           of Registration Statement Information Required by Form N-4

                                     PART A

Item of Form N-4                                                 Prospectus Caption

1.   Cover Page...............................................    Cover Page

2.   Definitions..............................................    Definitions

3.   Synopsis.................................................    Summary

4.   Condensed Financial Information..........................    Not Applicable

5.   General
     (a)                                             Depositor         Transamerica Occidental Life
Insurance Company;
                                                                       Additional Information about
Transamerica
                                                                       Occidental Life Insurance Company;
     (b)                                            Registrant         The Variable Account
     (c)                                     Portfolio Company         The Funds
     (d)                                       Fund Prospectus         The Funds
     (e)                                         Voting Rights         Voting Rights

6.   Deductions and Expenses..................................
     (a)                                               General         Charges and Deductions
     (b)                                          Sales Load %         Contingent Deferred Sales Load
     (c)                                 Special Purchase Plan         Not Applicable
     (d)                                           Commissions         Distribution of the Contracts
     (e)                                         Fund Expenses         The Funds
     (f)                                    Operating Expenses         Variable Account Fee Table

7.   Contracts
     (a)                                   Persons with Rights         The Contract; Cash
Withdrawals; Death Benefit;
                                                                       Voting Rights
     (b)                           (i)   Allocation of Premium
                 Payments.....................................    Allocation of Purchase Payments
           (ii)  Transfers....................................    Transfers
           (iii) Exchanges....................................    Federal Tax Matters
     (c)                                               Changes         Addition, Deletion, or
Substitution

     (d)                                             Inquiries         Summary; Available Information

8.   Annuity Period...........................................    Annuity Payments

9.   Death Benefit............................................    Death Benefit

10.        Purchase and Contract Balances

     (a)                                             Purchases         Contract Application and
Purchase Payments
     (b)                                             Valuation         Participant Account Value
     (c)                                     Daily Calculation         Variable Accumulated Value
     (d)                                           Underwriter         Distribution of the Contracts

11.        Redemptions
     (a)                                    By Contract Owners         Withdrawals; Systematic
Withdrawal Option;
                                                                       Automatic Payout Option
           By Annuitant.......................................    Not Applicable
     (b)                                             Texas ORP         Not Applicable
     (c)                                           Check Delay         Cash Withdrawals
     (d)                                                 Lapse         Not Applicable
     (e)                                             Free Look         Definitions; Summary; Contract
Application and
           ...................................................    Purchase Payments

12.        Taxes..............................................    Federal Tax Matters

13.        Legal Proceedings..................................    Legal Proceedings

14.        Table of Contents for the
     Statement of
     Additional Information...................................    Statement of Additional Information Table
of
                                                                  Contents

                                                          PART B

Item of Form N-4                                                                Statement of Additional
                                                                                Information Caption

15.        Cover Page.........................................    Cover Page

16.        Table of Contents..................................    Table of Contents

17.        General Information
     and History..............................................    (Prospectus) Transamerica Occidental Life
                                                                  Insurance Company; (Prospectus)
Additional
                                                                  Information About Transamerica
Occidental Life
                                                                  Insurance Company

18.        Services...........................................
     (a)                                     Fees and Expenses
           of Registrant......................................    (Prospectus) Variable Account Fee Table;
                                                                  (Prospectus) The Funds
     (b)                                  Management Contracts         (Prospectus) Third Party
Administration
     (c)                                             Custodian         Records and Reports;
Safekeeping of Account
                                                                       Assets
           Independent Auditors  .............................    (Prospectus) Accountants
     (d)                                  Assets of Registrant         Not Applicable
     (e)                                     Affiliated Person         Not Applicable
     (f)                                 Principal Underwriter         Not Applicable


19.        Purchase of Securities
     Being Offered............................................    (Prospectus) The Contract
     Offering Sales Load......................................    (Prospectus) Contingent Deferred Sales
Load

20.        Underwriters.......................................    (Prospectus) Distribution of the Contracts
21.        Calculation of Performance
     Data.....................................................    (Prospectus) Performance Data; Calculation of
                                                                  Yields and Total Returns
22.        Annuity Payments...................................    (Prospectus) Annuity Payments; Annuity
Period
23.        Financial Statements...............................    Financial Statements


                                                PART C -- OTHER INFORMATION

Item of Form N-4                                                       Part C Caption

24.        Financial Statements
     and Exhibits.............................................    Financial Statements and Exhibits
     (a)                                  Financial Statements         Financial Statements
     (b)                                              Exhibits         Exhibits

25.        Directors and Officers of
     the Depositor............................................    Directors and Officers of the Depositor

26.        Persons Controlled By or Under Common Control
     with the Depositor or Registrant                                  Persons Controlled By or
Under Common Control
                                                                       with the Depositor or Registrant

27.        Number of Contract Owners..........................    Number of Contract Owners

28.        Indemnification....................................    Indemnification

29.        Principal Underwriters.............................    Principal Underwriters

30.        Location of Accounts
     and Records..............................................    Location of Accounts and Records

31.        Management Services................................    Management Services

32.        Undertakings.......................................    Undertakings

     Signature Page...........................................    Signature Page


                                     PROFILE

                                     Of The

                              DREYFUS/TRANSAMERICA
                               TRIPLE ADVANTAGE(R)

                           VARIABLE AND FIXED ANNUITY
                                    Issued by
                          TRANSAMERICA OCCIDENTAL LIFE
                                INSURANCE COMPANY

                                   May 1, 1997


                  This Profile is a summary of some of the more
               important points that you should know and consider
                          before purchasing a Contract.
                The Contract is more fully described in the full
                Prospectus which accompanies this Profile. Please
                         read the Prospectus carefully.


1. The Annuity Contract. The Dreyfus/Transamerica Triple Advantage is a contract between you and Transamerica Occidental Life Insurance Company with both "variable" and "guaranteed" investment options. In the Contract, you can invest, in your choice of fifteen mutual funds ("Portfolios") in the Variable Account or in the Guaranteed Periods of the Fixed Account from Transamerica. You could lose money you invest in the Portfolios, but you could also earn more than investing in the Fixed Account options. Transamerica guarantees the safety of money invested in the Fixed Account options. The Fixed Account and some of the Portfolios may not be available in all states.

         The Contract is a deferred annuity, which means it has two phases: the accumulation phase and the annuity phase. During the accumulation phase you can make additional purchase payments to the Contract, transfer your money among the investment options, and withdraw some or all of your investment. During this phase earnings accumulate on a tax-deferred basis for individuals, but if you withdraw money some or all of it may be taxable. Tax deferral is not available for corporations and some trusts.

         During the annuity phase Transamerica will make periodic payments to you. The dollar amount of the payments may depend on the amount of money invested and earned during the accumulation phase (and other factors, such as age and sex).

2. The Annuity Payments. You can generally decide when to end the accumulation phase and begin receiving annuity payments from Transamerica. You can choose fixed annuity payments, where the dollar amount of each payment generally stays the same, or variable payments that go up or down in dollar amount based on the investment performance of the Portfolios you select. You can choose among payments for the lifetime of an individual, or payments for the longer of one lifetime or a guaranteed period of 10, 15, or 20 years, or payments for one lifetime and the lifetime of another individual.

3. Purchasing a Contract. Generally, you must invest at least $5,000 to purchase a Contract, and then you can make more investments of at least $500 each ($100 each if made under the automatic payment plan and deducted from your bank account). You may cancel your Contract during the Free Look Period. This right is explained in item 10 on page 5 of this Profile.

         The Triple Advantage variable annuity is designed for long-term tax-deferred accumulation of assets, generally for retirement or other long-term goals. Individuals in high tax brackets get the most benefit from the tax deferral feature. You should not make an investment in the Contract for short-term purposes or if you cannot take the risk of losing some of your investment.

4.       Investment Options.   VARIABLE ACCOUNT:  You can invest in any of the
following fifteen Portfolios:


Money Market               Capital Appreciation     International Value
Managed Assets             Stock Index              Disciplined Stock

Zero Coupon 2000           Socially Responsible Growth   Small Company Stock
Quality Bond               Growth and Income             Balanced
Small Cap                  International Equity        Limited Term High Income

         These Portfolios are described in their own prospectuses. You can earn or lose money in any of these Portfolios. All Portfolios may not be available in all states.

         FIXED ACCOUNT: In most states, you can also invest in a Fixed Account option, where Transamerica guarantees the principal invested plus at least 3% annual interest.

5. Expenses. The Contract provides many benefits and features that you do not get with a regular mutual fund or CD investment. It costs Transamerica money to provide these benefits, so there are charges in connection with this Contract.


         If you withdraw your money within seven years of investing it, there may be a withdrawal charge of up to 6% of the amount invested.


         Once each Contract year we deduct an account fee of no more than $30 (there is no fee if your Contract value is over $50,000).

         Insurance and administrative charges of 1.40% per year are charged against your average daily value in the Variable Account. Advisory fees are also deducted by the Portfolios' manager, and the Portfolios pay other expenses which, in total, vary from 0.30% to 1.35% per year of the amounts in the Portfolios.

         Finally, there might be premium taxes ranging from 0 to 3.5% of your investment and/or on amounts you use to purchase annuity benefits (depending on your state's law).

         The following chart shows these charges (except premium taxes). The $30 annual account fee is not included in the first column because the fee is waived for contract values over $50,000 and the approximate average contract value for these contracts value is more than $50,000. The third column is the sum of the first two. The examples in the last two columns show the total amounts you would be charged, in dollars, if you invested $1000, the investment grew 5% each year, and you withdrew your entire investment after one year or ten years. Year one includes the withdrawal charge and year 10 does not.


EXAMPLES:

                                                                                          Total
Variable Account              Annual              Annual                                  Expenses at

        Total Expenses
Portfolio/                    Insurance           Portfolio            Total Annual       end of One

       at end of 10
Sub-Account                   Charges             Charges              Charges            Year

        Years



Money Market                  1.40%               0.62%                2.02%              $73.29

          $234.80

Managed Assets                1.40%               0.93%                2.33%              $76.21

         $266.60

Zero Coupon 2000              1.40%               0.66%                2.06%              $73.67

          $238.97

Quality Bond                  1.40%               0.81%                2.19%              $74.89

        $252.37

Small Cap                     1.40%               0.79%                2.19%              $74.89

       $252.37

Capital Appreciation          1.40%               0.84%                2.24%              $75.37

         $257.48

Stock Index                   1.40%               0.30%                1.70%              $70.26

       $200.86

Socially Responsible          1.40%               0.99%                2.39%              $76.78

         $272.63

Growth & Income               1.40%               0.83%                2.23%              $75.27

           $256.46

International Equity          1.40%               1.28%                2.68%              $79.50

        $301.24


        2




International Value           1.40%               1.35%                2.75%              $80.16

        $308.01

Disciplined Stock             1.40%               0.96%                2.36%              $76.50

        $269.62

Small Company                 1.40%               0.94%                2.34%              $76.31

          $267.60


Balanced                      1.40%               1.25%                2.65%              $79.22

       $298.32

Limited Term High             1.40%               1.00%                2.40%              $76.87

          $273.63
Income










The Annual Portfolio Charges above are for 1996 and do not reflect expense reimbursements or fee waivers, except for the Balanced and Limited Term High Income Portfolios which did not commence operations in 1996; the numbers for these funds are annualized estimates for 1997. Expenses may be higher or lower in the future. See the Variable Account Fee Table on page 11 of the Triple Advantage prospectus for more detailed information.


6. Federal Income Taxes. Individuals generally are not taxed on increases in the contract value until a distribution occurs (e.g., a withdrawal or annuity payment) or is deemed to occur (e.g., a pledge, loan, or assignment of the contract).

If you withdraw money, earnings come out first and are taxed. Generally, some portion (sometimes all) of any distribution or deemed distribution is taxable as ordinary income. In some cases, income taxes will be withheld from distributions. If you are under age 59 1/2 when you withdraw money, an additional 10% federal tax penalty may apply on the withdrawn earnings. Certain owners that are not individuals may be currently taxed on increases in the contract, whether distributed or not.

7. Access to Your Money. You can generally take money out at any time during the accumulation phase. A withdrawal charge of up to 6% of a purchase payment may be assessed by Transamerica, but no withdrawal charge will be assessed on money that has been in the Contract for seven years. In certain cases, the withdrawal charge may be waived if you are in a hospital or nursing home for a long period or, in some states, if you are diagnosed with a terminal illness. Additionally, you can withdraw accumulated earnings on your purchase payments not previously withdrawn at any time without a withdrawal charge. After the first Contract Year, for only the first withdrawal in a Contract Year, you may withdraw the greater of accumulated earnings or 15% of Purchase Payments received at least one but less than seven years ago. (See Page 41 of the prospectus for a more detailed discussion.)

You may have to pay income taxes on amounts you withdraw and there may also be a 10% tax penalty if you make withdrawals before you are 59 1/2 years old.

If you withdraw money from the fixed account option prematurely, you will generally forfeit some of the interest that you earned, but will always receive the principal you invested plus 3% interest.

8. Past Investment Performance. The value of the money you allocate to the Portfolio(s) will go up or down, depending on the investment performance of the Portfolios you pick. The following chart shows the past investment performance on a year by year basis for each Sub-Account. These figures have already been reduced by the insurance charges, the account fee, the fund manager's fee and all the expenses of the mutual fund portfolio. But these figures do not include the withdrawal charge, which would reduce performance if it applied. Remember, past performance is no guarantee of future performance or earnings.


                                                       CALENDAR YEAR



SUB-ACCOUNT             1996         1995          1994         1993            1992
1991           1990          1989
-----------             ----         ----          ----         ----            ----           ----           ----

      ----



Money Market(1)         3.53%        4.21%         3.00%        1.86%           2.71%
4.54%           N/A           N/A


Managed Assets(1)       (5.67%)      (0.48%)       (3.48%)      26.74%          (0.41%)
8.99%          N/A            N/A


Zero Coupon 2000(1)     1.10%        16.35%        (5.41%)      13.52%          7.29%
17.14%         N/A            N/A


Quality Bond(1)         1.63%        18.91%        (6.17%)      13.66%          10.45%
12.47%         N/A            N/A


Small Cap(1)            15.06%       28.84%        4.95%        65.77%          68.98%
156.07%        N/A            N/A


Capital                 22.71%       32.82%        1.45%               N/       N/A            N/A

        N/A           N/A
Appreciation(2)                                                 A

Stock Index(3)          19.80%       35.92%        (0.60%)      7.75%           5.55%
27.98%         (6.52%)       N/A






      4






Socially Responsible     19.00%       33.67%      (0.08%)        N/A            N/A
N/A            N/A           N/A

Growth and              18.63%       59.58%        N/A          N/A             N/A
N/A            N/A           N/A
Income(5)

International           9.82%        6.62%         N/A          N/A             N/A            N/A

        N/A           N/A
Equity(5)


(1)       Portfolio Inception 8-31-90
(2)       Portfolio Inception 4-5-93
(3)       Portfolio Inception 9-29-89
(4)       Portfolio Inception 10-7-93
(5)       Portfolio Inception 12-15-94

No performance is reported for the International Value, Disciplined Stock and Small Company Stock Sub-Accounts because these Sub-Accounts had not been in operation for a full year in 1996. Additionally, the Balanced and Limited Term High Income Sub-Accounts did not commence operations in 1996 and, therefore, no performance is reported for these Sub- Accounts.



9. Death Benefit. If you or the annuitant dies during the accumulation phase, then the appropriate beneficiary is guaranteed by Transamerica to receive a death benefit of at least the amount you invested (less any amounts you have already withdrawn), even if your investment has lost money because of the investment performance of the Portfolios you picked.

          The death benefit will be the greatest of: (1), the Account Value; (2) a "seven-year step-up" death benefit, which is the Account Value on any seven year anniversary of your purchase of the Contract (adjusted for additional investments and any withdrawals since that anniversary less premium taxes applicable to those withdrawals); or (3) your investments, less withdrawals and any premium taxes applicable to that withdrawal, compounded at 5% annual effective interest (the 5% interest stops when you, your joint owner, or the annuitant reaches age 75, or when it has doubled the amount of your investment, whichever is earlier).

10. Other Information. The Triple Advantage variable annuity offers other features you might be interested in. These features may not be available in all states and may not be suitable for your particular situation.  Some of these features include:


          FREE LOOK. After you get your Contract, you have ten days to look it over and decide if it is really right for you (this period may be longer in certain states). If you decide not to keep the Contract, you can cancel it during this period, and you will get back the amount of your investment that you allocated to the Fixed Account and the current value of the amounts you allocated to the Variable Account (without any withdrawal charges). Certain laws may require that if you cancel during this period, you are entitled to get back the greater of your full investment or the Contract value. If one of these laws apply, then during this "free look" period your investment allocated to the Variable Account, may be placed in the Money Market Portfolio (depending upon the state in which the Contract is sold).


          TELEPHONE TRANSFERS. You can generally arrange to transfer money between the investments in your contract by telephone.


          DOLLAR COST AVERAGING. You can instruct Transamerica to automatically transfer amounts from the Purchase Payments you allocated to the Money Market or Quality Bond Sub-Accounts, or possibly from another Sub-Account or a Guarantee Period of the Fixed Account, to any of the other Sub-Accounts each month. Dollar Cost Averaging is intended to give you a lower average cost per share or unit than a single, one time investment.

          AUTOMATIC ASSET  REBALANCING.  The performance of each Sub-Account may
cause the allocation of value among the Sub-Accounts to change. You may instruct
Transamerica  to  periodically   automatically  rebalance  the  amounts  in  the
Sub-Accounts by reallocating amounts among them.

          SYSTEMATIC WITHDRAWAL OPTION. You can arrange to have Transamerica send you money automatically each month out of your Contract during the accumulation phase. There are limits on the amounts, but the withdrawal charge will not apply (the payments may be taxable and subject to the penalty tax if you are under age 59 1/2 ).

          AUTOMATIC PAYOUT OPTION. If you have a Qualified Contract (an IRA), you can arrange to have the minimum distributions required by the IRS to be automatically paid to you.


11.       INQUIRIES.   You can get more information and have your questions
answered by writing or calling:

                  Transamerica Annuity Service Center
                  P.O. Box 31848
                  Charlotte, North Carolina 28231-1848
                  (800) 258-4260

                              ["Front Green Cover"]


                                      LOGO


                                 PROSPECTUS FOR

                    DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE(R)

                                   May 1, 1997


                          A Variable Annuity Issued by
                             Transamerica Occidental
                             Life Insurance Company

                         Including Fund Prospectuses for

                        DREYFUS VARIABLE INVESTMENT FUND

                                   May 1, 1997

               THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

                                   May 1, 1997

                            DREYFUS STOCK INDEX FUND

                                   May 1, 1997

                    DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE(R)
                                VARIABLE ANNUITY
                                    Issued by
                     TRANSAMERICA OCCIDENTAL LIFE INSURANCE
                  COMPANY 1150 South Olive Street, Los Angeles,
                         California 90015, 213-742-2111.

          This Prospectus describes the Dreyfus/Transamerica Triple Advantage Variable Annuity, a variable annuity contract (the "Contract") issued by Transamerica Occidental Life Insurance Company ("Transamerica"). The Contract is designed to aid individuals in long-term financial planning and for retirement or other long-term purposes.
          The Owner may allocate Purchase Payments to one or more Sub-Accounts of Separate Account VA-2L (the "Variable Account"), to the available Guarantee Periods of the Fixed Account (which credit interest at guaranteed annual rates), or to both.

          The Account Value, except for amounts in the Fixed Account, will vary in accordance with the investment performance of the Portfolios in which the selected Sub-Accounts are invested. The Owner bears the entire investment risk for all amounts allocated to the Variable Account. Amounts allocated to the Fixed Account are guaranteed by Transamerica to accrue at a Guaranteed Interest Rate if held for the entire Guarantee Period chosen by the Owner. There is no guaranteed or minimum withdrawal value for amounts in the Variable Account; the Cash Surrender Value or Annuity Purchase Amount could be less than the Purchase Payments invested in the Contract.

          This Prospectus sets forth the basic information that a prospective investor should know before investing. A "Statement of Additional Information" containing more detailed information about the Contract is available free by writing Transamerica Occidental Life Insurance Company, Annuity Service Center, at P.O. Box 31848, Charlotte, North Carolina 28231-1848, or by calling 800-258-4260. The Statement of Additional Information, which has the same date as this Prospectus, as it may be supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE
SECURITIES AND
EXCHANGE  COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY
OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.


                       Please read  this  prospectus  carefully  and keep it for
                         future reference. The date of this Prospectus is May 1, 1997,

This Prospectus must be accompanied by current prospectuses for Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, and The Dreyfus Socially Responsible Growth Fund, Inc.



  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY
JURISDICTION IN WHICH
SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR
OTHER PERSON IS
  AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS
IN CONNECTION
WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS,
AND, IF GIVEN
  OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE
RELIED UPON.

    An investment in the Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Contract federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investing in the Contract involves certain investment risks, including possible loss of principal.

          The Contract provides for monthly Annuity Payments to be made by Transamerica on a fixed or a variable basis or combination of a fixed and variable basis for the life of the Annuitant or for some other period, beginning on the first day of the month following the Annuity Date selected by the Owner. Prior to the Annuity Date, the Owner can transfer amounts between and among the Guarantee Periods of the Fixed Account and the Sub-Accounts of the Variable Account. Some prohibitions and restrictions apply. After the Annuity Date, some transfers are permitted among the Sub-Accounts if the Owner selects a Variable Annuity Payment Option. Before the Annuity Date, the Owner can also elect to withdraw all or a portion of the Cash Surrender Value in exchange for a cash payment from Transamerica; however, withdrawals may be subject to a Contingent Deferred Sales Load, premium taxes, federal tax and/or a tax penalty, an interest adjustment (for Fixed Account withdrawals) and, upon surrender, the annual Account Fee may also be deducted.
          The Variable Account is divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific Portfolio. Fifteen Portfolios are currently available for investment under the Contract: the Money Market, Managed Assets, Zero Coupon 2000, Quality Bond, Small Cap, Capital Appreciation, Growth and Income, International Equity, International Value, Disciplined Stock, Small Company Stock, Balanced and Limited Term High Income Portfolios of Dreyfus Variable Investment Fund; Dreyfus Stock Index Fund; and The Dreyfus Socially Responsible Growth Fund, Inc. Certain fees and expenses are charged against the assets of each Portfolio. The Account Value and the amount of any variable Annuity Payments will vary to reflect the investment performance of the Sub-Account(s) selected by the Owner and the deduction of the Contract charges described under "Charges and Deductions" (page 35). For more information about the Funds, see "The Funds" (page 21) and the accompanying Funds' prospectuses.
          The Fixed Account is divided into Guarantee Periods, each of which has its own Guaranteed Interest Rate and its own Expiration Date. Purchase Payments allocated or Account Value transferred to the Guarantee Periods of the Fixed Account will be credited with interest of at least 3% per year. Transamerica may, in its discretion, declare interest rates for Guarantee Periods in excess of the 3% minimum annual rate; it is never obligated to declare more than a 3% annual rate. Amounts withdrawn or transferred from a Guarantee Period prior to its Expiration Date will generally be subject to an interest adjustment which will reduce the interest credited to the minimum 3% annual rate. (See "The Fixed Account" page 24.)
          The Initial Purchase Payment for each Contract must generally be at least $5,000 unless, with the prior permission of Transamerica, the Contract is sold as a Qualified Contract to certain retirement plans. Generally, each additional Purchase Payment must be at least $500, unless an automatic payment plan is selected. The prior approval of Transamerica is required before it will accept total Purchase Payments for any Contract in excess of $1,000,000.

          The Dreyfus/Transamerica Triple Advantage Variable Annuity will be issued as a certificate under a group annuity contract in some states and as an individual annuity contract in other states. The term "Contract" as used herein refers to both the individual contract and the certificates issued under the group contract.

TABLE OF CONTENTS                                                          Page
DEFINITIONS.................................................................5
SUMMARY.....................................................................8
CONDENSED FINANCIAL INFORMATION............................................17
PERFORMANCE DATA...........................................................19
TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND THE
 VARIABLE ACCOUNT..........................................................20
         Transamerica Occidental Life Insurance Company....................20
         Published Ratings.................................................20
         The Variable Account..............................................20
THE FUNDS..................................................................21
THE FIXED ACCOUNT..........................................................24
         Guarantee Periods.................................................25
         Interest Adjustment...............................................25
         Expiration of a Guarantee Period..................................25

THE CONTRACT...............................................................26
         .............................................................

APPLICATION AND PURCHASE PAYMENTS..........................................27
         Purchase Payments.................................................27
         Allocation of Purchase Payments...................................27
ACCOUNT VALUE..............................................................28
TRANSFERS..................................................................29

         Before the Annuity Date...........................................29
         Telephone Transfers...............................................29
         Possible Restrictions.............................................30
         Dollar Cost Averaging.............................................30
         Automatic Asset Rebalancing.........................................
         After the Annuity Date............................................30
CASH WITHDRAWALS...........................................................30
         Withdrawals.......................................................30
         Systematic Withdrawal Option......................................32
         Automatic Payout Option .....................................32
         Restrictions under Section 403(b) Programs.......................33
DEATH BENEFIT.............................................................33
         Payment of Death Benefit.........................................34
         Designation of Beneficiaries.....................................34
         Death of Annuitant Prior to the Annuity Date.....................34
         Death of Owner Prior to the Annuity Date................34
         Death of Annuitant or Owner After the Annuity Date...............34

CHARGES AND DEDUCTIONS....................................................35
         Contingent Deferred Sales Load...................................35
         Administrative Charges...........................................36
         Mortality and Expense Risk Charge................................37
         Premium Taxes....................................................37
         Transfer Fee.....................................................37
         Systematic Withdrawal Option.....................................38
         Taxes............................................................38
         Portfolio Expenses...............................................38
         Interest Adjustment..............................................38

TABLE OF CONTENTS CONTINUED


ANNUITY PAYMENTS.............................................
                                                             3

         Annuity Date....................................................38
         Annuity Payment.................................................38
         Election of Annuity Forms and Payment Options...................39
         Annuity Payment Options.........................................39
         Fixed Annuity Payment Option....................................39
         Variable Annuity Payment Option.................................39
         Annuity Forms...................................................40
         Alternate Fixed Annuity Rates...................................41

QUALIFIED CONTRACTS
         Withholding.......................................................
         Automatic Payout Option ("APO")...................................
         Restrictions under 403(b) Programs................................

FEDERAL TAX MATTERS......................................................41
         Introduction....................................................41
         Taxation of Annuities...........................................42
         Qualified Contracts.............................................43
         Possible Changes in Taxation....................................44
         Other Tax Consequences..........................................44
         General.........................................................44
DISTRIBUTION OF THE CONTRACT.............................................45
LEGAL PROCEEDINGS........................................................45
LEGAL MATTERS............................................................45
ACCOUNTANTS..............................................................45
VOTING RIGHTS............................................................45
AVAILABLE INFORMATION....................................................46
STATEMENT OF ADDITIONAL
INFORMATION - TABLE OF CONTENTS..........................................47
APPENDIX A..............................................................A-1
         Example of Variable Accumulation Unit Value Calculations.......A-1
         Example of Variable Annuity Unit Value Calculations............A-1
         Example of Variable Annuity Payment Calculations...............A-1







                                       The  Contract  is  not  available  in all
states.

DEFINITIONS


Account: The account established and maintained under the Contract to which the Owner's Net Purchase Payments are credited. Account Value: The Account Value is equal to the sum of: (a) the Fixed Accumulated Value, plus (b) the Variable Accumulated Value. Active Sub-Account: A Sub-Account of the Variable Account in which the Contract has current value. Annuitant: The person: (a) whose life is used to determine the amount of monthly annuity payments on the Annuity Date; and (b) who is the Payee designated to receive monthly annuity payments, unless such Payee is changed by the Owner. The Annuitant cannot be changed after this Certificate has been issued, except upon the Annuitant's death prior to the Annuity Date if a Contingent Annuitant has previously been named. In the case of a Qualified Contract used to fund an IRA, the Owner must be the Annuitant. Annuitant's Beneficiary: The person or persons named by the Owner who may receive the Death Benefit under the Contract, if: (a) the Annuitant is not the Owner, there is no named Contingent Annuitant and the Annuitant dies before the Annuity Date and before the death of the Owner(s); or (b) the Annuitant dies after the Annuity Date under an Annuity Form containing a period certain option. Annuity Date: The date on which the Annuity Purchase Amount will be applied to provide an Annuity under the Annuity Form and Payment Option selected by the Owner. Unless a different Annuity Date is elected under the annuity provisions, the Annuity Date will be as shown in the Contract. Annuity Payment: An amount paid by Transamerica at regular intervals to the Annuitant and/or any other Payee specified by the Owner. It may be on a variable or fixed basis. Annuity Purchase Amount: The Annuity Purchase Amount is the amount applied as a single premium to provide an annuity under the Annuity Form and Payment Option elected by the Owner. The Annuity Purchase Amount is equal to: (a) the Account Value; less (b) any applicable interest adjustment; less (c) any applicable Contingent Deferred Sales Load; and less (d) any applicable premium taxes. In determining the Annuity Purchase Amount, Transamerica will waive the Contingent Deferred Sales Load if the Annuity Form elected involves life contingencies and the Annuity Date occurs on or after the third Contract Anniversary. Annuity Year: A one-year period starting on the Annuity Date and, after that, each succeeding one-year period. Cash Surrender Value: The amount payable to the Owner if the Contract is surrendered on or before the Annuity Date. The Cash Surrender Value is equal to: (a) the Account Value; less (b) reductions for the annual Account Fee, if any; less (c) any applicable interest adjustment; less (d) any applicable Contingent Deferred Sales Load; and less (e) any applicable premium taxes. Code: The U.S. Internal Revenue Code of 1986, as amended, and the rules and regulations issued thereunder. Contingent Annuitant: The person who: (a) becomes the Annuitant if the Annuitant dies before the Annuity Date; or (b) may receive benefits under the Contract if the Annuitant dies after the Annuity Date under an Annuity Form containing a contingent annuity option. The contingent annuitant may be changed by the Owner at any time while the Annuitant is living and before the Annuity Date. Contract: An individual annuity contract issued by Transamerica, or a certificate issued by Transameria which evidences his or her coverage under a group annuity contract. Contract Anniversary: The same month and day as the Contract Date in each calendar year after the calendar year in which the Contract Date occurs. Contract Date: The effective date of the Contract as shown on the Contract. Contract Year: The 12-month period from the Contract Date and ending with the day before the Contract Anniversary and each twelve month period thereafter. The first Contract Year for any particular net Purchase Payment is the Contract Year in which the Purchase Payment is received by the Service Center. Death Benefit: The benefit that may be payable by Transamerica to the Owner's or Annuitant's Beneficiary, as applicable, if an Owner or the Annuitant dies before the Annuity Date. The Death Benefit is equal to the greatest of (1) the Account Value, (2) the greatest Account Value determined as of the seventh Contract Anniversary and at each succeeding Contract Anniversary occurring at subsequent seven year intervals thereafter (adjusted for any subsequent Purchase Payments and less the sum of all subsequent withdrawals and any premium taxes applicable to those withdrawals), or (3) the sum of all Purchase Payments, less withdrawals and any premium taxes applicable to those withdrawals, plus interest thereon equal to a 5% annual effective rate, credited on a daily basis up to (i) the Contract Anniversary following the earlier of any Owner's or Annuitant's

75th birthday, or (ii) the date the sum of all Purchase Payments (less the sum of all withdrawals and any premium taxes applicable to those withdrawals), together with credited interest, has grown to two times the amount of all
Purchase Payments (less all withdrawals and any premium taxes applicable to those withdrawals) as a result of such interest accumulation, if earlier. The Death Benefit will be determined as of the end of the Valuation Period during which the last of the following items is received by us at our Service Office:
(i) proof of death of the Owner or Annuitant; and (ii) the written notice of the method of settlement elected by the beneficiary. Expiration Date: The last day of a Guarantee Period. Fixed Account: The Fixed Account contains one or more Guarantee Periods to which all or portions of Net Purchase Payments and transfers may be allocated. The Fixed Account assets are general assets of Transamerica and are distinguishable from those allocated to a separate account of Transamerica. Fixed Accumulated Value: The total dollar amount of all Guarantee Amounts held under the Fixed Account for the Contract prior to the Annuity Date. The Fixed Accumulated Value is determined without regard to any interest adjustment. Fixed Annuity: An annuity with predetermined payment amounts. Free Look Period: The period of time, beginning on the date the Owner receives the Contract, during which the Owner has the right to cancel the Contract. The length of this period depends upon the state of issuance. Funds:
Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, and The Dreyfus Socially Responsible Growth Fund, Inc., in which the Variable Account currently invests. Guarantee Amount: The Guarantee Amount is equal to: (a) the amount of the Net Purchase Payment or transfer allocated to a particular Guarantee Period with a particular Expiration Date; less (b) any withdrawals or transfers made from that Guarantee Period; less (c) any applicable Transfer Fees; less (d) any reductions for the annual Account Fee; and plus (e) interest credited. Guarantee
Period: The period for which a Guaranteed Interest Rate is credited which shall not be less than one year. Guaranteed Interest Rate: The effective annual rate of interest credited by Transamerica to a Guarantee Amount during any Guarantee Period. Inactive Sub-Account: A Sub-Account of the Variable Account in which the Contract has a zero balance. Net Investment Factor: An index that measures the investment performance of a Sub-Account from one Valuation Period to the next. Net Purchase Payment: A Purchase Payment reduced by any applicable premium tax (including retaliatory premium taxes). Non-Qualified Contract: A Contract other than a Qualified Contract. Owner (Joint Owners): The person(s) who, while living, control(s) all rights and benefits under the Contract. Joint Owners own the Contract equally with right of survivorship. The right of survivorship means that if a Joint Owner dies, his or her interest in the Contract will pass to the suriving Joint Owner in accordance with the Death Benefit provisions. Joint Owners must be husband and wife as of the Contract Date (except in Pennsylvania). Qualified Contracts cannot have Joint Owners. Owner's
Beneficiary: If the Owner is an individual, the Owner's Beneficiary is the person(s) who may receive the Death Benefit if the Owner dies before the Annuity Date and before the death of the Annuitant. If the Contract has Joint Owners, the surviving Joint Owner will be the Owner's Beneficiary. Payee: The person who receives the annuity payments after the Annuity Date. The Payee will be the Annuitant, unless otherwise changed by the Owner. Portfolio: Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., or any one of the Series of Dreyfus Variable Investment Fund underlying a Sub-Account of the Variable Account. Proof of Death: May be: (a) a copy of a certified death certificate; (b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (c) a written statement by a medical doctor who attended the deceased; or (d) any other proof satisfactory to Transamerica. Qualified Contract: A Contract used in connection with an individual retirement annuity (an "IRA") which receives special federal income tax treatment under Section 408 of the Code and whose initial Purchase Payment is derived from a rollover of amounts from a qualified retirement plan(s) receiving special tax treatment under Sections 401(a), 403(b) or 408 of the Code (a "rollover IRA") or, with Transamerica's prior permission, an IRA which receives special tax treatment under Section 408 of the Code and whose initial Purchase Payment is limited by the contribution limits of the Code (a "contributory IRA"), an annuity under Section 403(b) of the Code, or a qualified pension, retirement or profit-sharing plan which receives special tax treatment under Section 401(a) of the Code. Receipt: Receipt and acceptance by Transamerica at its Service Center. Series: Any of the Portfolios of Dreyfus Variable Investment Fund available for investment by a Sub-Account under the Contract.

Service Center: Transamerica's Annuity Service Center, at P.O. Box 31848 Charlotte, North Carolina 28231-1848, and at telephone (800) 258-4260. Socially Responsible Fund: The Dreyfus Socially Responsible Growth Fund, Inc., a diversified open-end management investment company. Source Account: A Sub-Account of the Variable Account or a Guarantee Period of the Fixed Account, as permitted, from which Dollar Cost Averaging transfers are being made. Stock Index Fund: Dreyfus Stock Index Fund, a non-diversified open-end management investment company. Sub-Account: A subdivision of the Variable Account investing solely in shares of one of the Portfolios. Valuation Day: Any day the New York Stock Exchange is open for trading. Valuation occurs currently as of 4:00 p.m. ET each Valuation Day. Valuation Period: The time interval between the closing of the New York Stock Exchange on consecutive Valuation Days. Variable Account:
Separate Account VA-2L, a separate account established and maintained by Transamerica for the investment of a portion of its assets pursuant to Section 10506 of the California Insurance Code. The Variable Account contains several Sub-Accounts to which all or portions of Net Purchase Payments and transfers may be allocated. Variable Accumulated Value: The total dollar amount of all Variable Accumulation Units under each Sub-Account of the Variable Account held for the Contract prior to the Annuity Date. The Variable Accumulated Value prior to the Annuity Date is equal to: (a) Net Purchase Payments allocated to the Sub-Accounts; plus or minus (b) any increase or decrease in the value of the assets of the Sub-Accounts due to investment results; less (c) the daily Mortality and Expense Risk Charge; less (d) the daily Administrative Expense Charge; less (e) any reductions for the annual Account Fee; plus or minus (f) amounts transferred from or to the Fixed Account; less (g) any applicable Transfer Fees and Systematic Withdrawal fees; and less (h) withdrawals from the Sub- Accounts less any premium taxes applicable to those withdrawals. Variable Accumulation Unit: A unit of measure used to determine the Account Value prior to the Annuity Date. The value of a Variable Accumulation Unit varies with each Sub-Account. Variable Annuity: An annuity with payments which vary as to dollar amount in relation to the investment performance of specified Sub-Accounts of the Variable Account. Variable Annuity Unit: A unit of measure used to determine the amount of the second and each subsequent payment under a Variable Annuity Payment Option. The value of a Variable Annuity Unit varies with each Sub-Account. Variable Fund: Dreyfus Variable Investment Fund, an open-end management investment company. Withdrawals: Refers to partial withdrawals, including systematic withdrawals, and full surrenders that are paid in cash to the Owner or person(s) the Owner specifies.

SUMMARY

The Contract

  The Flexible Purchase Payment Multi-Funded Deferred Annuity Contract described in this Prospectus is designed to aid individuals in long-term financial planning and for retirement or other long-term purposes. The Contract may be used with non-qualified plans and as an individual retirement annuity that qualifies for special tax treatment under Section 408 of the Code and whose initial Purchase Payment is a rollover of amounts from a qualified retirement plan(s) receiving special tax treatment under Sections 401(a), 403(b) and 408 of the Code (a "rollover IRA"). Additionally, with Transamerica's prior permission, the Contract may be used as an IRA whose initial Purchase Payment is limited to the contribution limitations of the Code (a "contributory IRA"), as an annuity under Section 403(b) of the Code, and with various types of qualified pension and profit-sharing plans under Section 401(a) of the Code. The Contract is issued by Transamerica Occidental Life Insurance Company ("Transamerica"), a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which in turn is a direct subsidiary of Transamerica Corporation. Its principal office is at 1150 South Olive Street, Los Angeles, California 90015, telephone
(213) 742-2111.
         The term "Contract" as used herein refers to either an individual annuity contract or to a certificate issued under a group annuity contract. The term "Owner" refers to the Owner or any Joint Owner of the individual contract or the certificate, as appropriate.

         Transamerica will establish and maintain an Account for each individual annuity contract and for each certificate issued under a group contract. Each Owner will receive either an individual annuity contract, or a certificate evidencing the Owner's coverage under a group annuity contract. The Contract provides that the Account Value, after certain adjustments, will be applied to an Annuity Form and Payment Option on a selected future date ("Annuity Date").
         The Owner may allocate all or portions of Net Purchase Payments to one or more Sub-Accounts of the Variable Account, to the available Guarantee Periods of the Fixed Account which guarantees a minimum fixed return, or to both.
         The Account Value prior to the Annuity Date, except for amounts in the Fixed Account, will vary depending on the investment experience of each Sub-Account of the Variable Account selected by the Owner. All payments and values provided under the Contract when based on the investment experience of the Variable Account are variable and are not guaranteed as to dollar amount. Therefore, prior to the Annuity Date the Owner bears the entire investment risk under the Contract for amounts allocated to the Variable Account.
         There is no guaranteed or minimum Cash Surrender Value, so the proceeds of a surrender could be less than the total Purchase Payments.

         The initial Purchase Payment for each Contract must generally be at least $5,000 unless, with Transamerica's permission, the Contract is sold as a Qualified Contract to certain retirement plans. Generally each additional
Purchase Payment must be at least $500 unless an automatic payment plan is selected. In no event, however, may the total of all Purchase Payments under a Contract exceed $1,000,000 without the prior approval of Transamerica. The minimum Net Purchase Payment that may be allocated to an Inactive Sub-Account is $500 and to a new Guarantee Period is $1,000. (See "Application and Purchase Payments" page 27.) The Variable Account
         The Variable Account is a separate account (Separate Account VA-2L) that is subdivided into Sub-Accounts. (See "The Variable Account" page 20.) Assets of each Sub-Account are invested in a specified mutual fund Portfolio. Each Sub-Account uses its assets to purchase, at their net asset value, shares of a specific Series of Dreyfus Variable Investment Fund or shares in Dreyfus Stock Index Fund or The Dreyfus Socially Responsible Growth Fund, Inc. (together "The Funds"). The following fifteen Portfolios are currently available for investment in the Variable Account.

Money Market               Capital Appreciation         International Value
Managed Assets             Stock Index                  Disciplined Stock
Zero Coupon 2000           Socially Responsible Growth  Small Company Stock
Quality Bond               Growth and Income            Balanced
Small Cap                  International Equity         Limited Term High Income

Each Portfolio has distinct investment objectives and policies which are described in the accompanying prospectuses for the Funds. (See "The Funds" page 21.) Some Portfolios may not be available in all states.
         The Funds pay their investment adviser and administrators certain fees charged against the assets of each Portfolio. The Account Value, if any, of a Contract and the amount of any Variable Annuity Payments will vary to reflect the investment performance of all of the Sub-Accounts selected by the Owner and the deduction of the charges described under "Charges and Deductions" (page 35). For more information about the Funds, see "The Funds" (page 21) and the accompanying Funds' prospectuses. The Fixed Account
         Each Net Purchase Payment, or portion thereof, allocated to the Fixed Account, as well as each amount transferred to the Fixed Account, will establish a new Guarantee Period. Each Guarantee Period will have its own Guaranteed Interest Rate (which will be at least 3% per year) and its own Expiration Date. Amounts allocated to a new Guarantee Period must be at least $1,000. Amounts withdrawn or transferred from a Guarantee Period prior to its Expiration Date will generally be subject to an interest adjustment which will reduce the interest credited to the amount withdrawn to the minimum 3% annual rate. (See "The Fixed Account" page 24.) Transfers Before the Annuity Date
         Prior to the Annuity Date, the Owner may make transfers between and among the Guarantee Periods of the Fixed Account and the Sub-Accounts of the Variable Account. A "transfer" is the reallocation of amounts between the Guaranteed Period(s) of the Fixed Account and the Sub-Account(s) of the Variable Account, among the Guarantee Periods of the Fixed Account, and among Sub-Accounts of the Variable Account. All reallocations on any one day are considered one transfer. Total transfers are limited to eighteen during a Contract Year. This limit includes all transfers except those specifically excluded under certain programs. Amounts transferred from a Guarantee Period prior to its Expiration Date will generally be subject to an interest adjustment which will reduce the interest credited to the minimum 3% annual rate. (See "Transfers" on page 29.)

         Transamerica currently does not impose a Transfer Fee, but it reserves the right to charge a Transfer Fee for each transfer in excess of six made during the same Contract Year. (See "Transfer Fee" page 38.) (See "The Fixed Account" page
24.) (For Transfers after the Annuity Date, see "After the Annuity Date" page
31.)
Withdrawals

         All or part of the Cash Surrender Value for a Contract may be withdrawn by the Owner on or before the Annuity Date. Amounts withdrawn may be subject to a Contingent Deferred Sales Load depending upon how long the withdrawn Purchase Payments have been held under the Contract. (See "Contingent Deferred Sales Load" below and at page 35.) Amounts withdrawn may be subject to a premium tax or similar tax, depending upon the state in which the Owner lives. Withdrawals may further be subject to any federal, state or local income tax, and subject to a penalty tax. Withdrawals from Qualified Contracts may be subject to severe restrictions. (Except for rollover IRAs, Qualified Contracts are sold only with Transamerica's prior permission.) (See "Qualified Contracts" page and "Federal Tax Matters" page 41.) The annual Account Fee generally will be deducted on a full surrender of a Contract. (See "Withdrawals" page 31.) Only one, and in some states no partial withdrawal, will be permitted while the Systematic Withdrawal Option is in effect.
         Amounts withdrawn from a Guarantee Period prior to its Expiration Date will generally be subject to an interest adjustment which will reduce the interest credited to the amount withdrawn to the minimum 3% annual rate. (See "The Fixed
Account" page 24.)  Transamerica may delay payment of any withdrawal from the
Fixed Account for up to six months.   (See
"Cash Withdrawals" page 31.)
Contingent Deferred Sales Load
          Transamerica does not deduct a sales charge from Purchase Payments (although premium taxes may be deducted). However, if any part of the Account Value is withdrawn, a Contingent Deferred Sales Load of up to 6% of Purchase Payments may be assessed by Transamerica to cover certain expenses relating to the sale of the Contracts, including commissions to registered representatives and other promotional expenses. TRANSAMERICA GUARANTEES THAT THE
AGGREGATE
CONTINGENT  DEFERRED  SALES LOAD WILL NEVER EXCEED 6% OF THE
PURCHASE  PAYMENTS.
After a Purchase Payment has been held by Transamerica for seven Contract Years, it may be withdrawn without charge. In addition, no Contingent Deferred Sales Load is assessed on death, on transfers, or on certain annuitizations. (See Contingent Deferred Sales Load" page 35.)

         Certain amounts may be withdrawn free of any Contingent Deferred Sales Load. The Owner may make withdrawals up to the "Allowed Amount" (described below) without incurring a Contingent Deferred Sales Load each Contract Year before the Annuity Date. During the first Contract Year, the Allowed Amount is equal to accumulated earnings not previously withdrawn. For the first withdrawal, and only the first withdrawal, in a Contract Year after the first Contract Year, the available Allowed Amount is equal to the sum of: (a) 100% of Purchase Payments not previously withdrawn and received at least seven Contract Years before the date of withdrawal; plus (b) the greater of (i) the accumulated earnings not previously withdrawn or (ii) 15% of Purchase Payments received at least one but less than seven complete Contract Years before the date of withdrawal not reduced by any withdrawals deemed to have been made from such Purchase Payments. After the first withdrawal in a Contract Year, after the first Contract Year, the available Allowed Amount is equal to the sum of: (a) 100% of Purchase Payments, not previously withdrawn and received at least seven complete Contract Years before the date of withdrawal; plus (b) accumulated earnings not previously withdrawn. Withdrawals will always be made first from accumulated earnings, and then from Purchase Payments on a first in first out basis. Therefore, accumulated earnings could be withdrawn as part of the first withdrawal in a Contract Year and, therefore, not be available for withdrawals made later that Contract Year. If an Allowed Amount is not withdrawn during a Contract Year, it does not carry over to the next Contract Year. However, accumulated earnings, if any, in an Owner's Account Value are always available as the Allowed Amount. No withdrawals are allowed with regard to Purchase Payment made by a check which has not cleared. The Contingent Deferred Sales Load is waived on a withdrawal if the Owner is confined to a hospital or nursing care facility for 45 days (30 days in Pennsylvania) out of a continuous 60 day period and other conditions are met. Additionally, in some states, the Contingent Deferred Sales Load is waived if the Owner is diagnosed with a terminal illness, reasonably expected to result in death within twelve months after the first Contract Year. (See "Contingent Deferred Sales Load" page 35. )


Other Charges and Deductions
         Transamerica deducts a daily charge (the "Mortality and Expense Risk Charge") equal to a percentage of the value of the net assets in the Variable Account for the mortality and expense risks assumed. The effective annual rate of this charge is 1.25% of the value of the net assets in the Variable Account attributable to the Contracts. (See "Mortality and Expense Risk Charge" page 37.) TRANSAMERICA GUARANTEES THAT THIS MORTALITY AND EXPENSE
RISK CHARGE WILL
NOT BE INCREASED.
         Transamerica also deducts a daily charge (the "Administrative Expense Charge") equal to a percentage of the value of the net assets in the Variable Account corresponding to an effective annual rate of 0.15% to help cover some of the costs of administering the Contracts and the Variable Account. This charge may change, but it is guaranteed not to exceed a maximum effective annual rate of 0.25% (See "Administrative Charges" page 36.)

         There is also an administrative charge (the "Account Fee") each year for Contract maintenance. This fee currently is $30 (or 2% of the Account Value, if less) deducted at the end of the Contract Year. This fee may change but it is guaranteed not to exceed $60 (or 2% of the Account Value, if less) per Contract Year. If the Account Value is over $50,000 on the last business day of the Contract Year, or as of the date the Contract is surrendered the Account Fee will be waived for that year. After the Annuity Date this fee is referred to as the Annuity Fee. The Annuity Fee is $30 and will not change. (See "Administrative Charges" page 36.)
         Currently, no Transfer Fees or fees for the Systematic Withdrawal Option are imposed. However, for each transfer in excess of six during a Contract Year, a Transfer Fee of the lesser of 2% of the amount transferred or $10 may be imposed (see "Transfer Fee" page 38) and a fee of $25 per Contract Year may be imposed for the Systematic Withdrawal Option (see page ).

         Charges for state premium taxes (including retaliatory premium taxes) will be imposed in some states. Depending on the applicability of such state taxes, the charges could be deducted from premiums, from amounts withdrawn, and/or from the Annuity Purchase Amount upon annuitization. (See "Premium Taxes" page 37.)

         In addition, amounts withdrawn or transferred out of a Guarantee Period of the Fixed Account prior to its Expiration Date will generally be subject to an interest adjustment which will reduce the interest earned on that amount to the minimum 3% annual rate.

Variable Account Fee Table
         The purpose of this table is to assist in understanding the various costs and expenses that the Owner will bear directly and indirectly. The table reflects expenses of the Variable Account as well as of the Portfolios. The table assumes that the entire Account Value is in the Variable Account. The information set forth should be considered together with the narrative provided under the heading "Charges and Deductions" on page 35 of this Prospectus, and with the Funds' prospectuses. In addition to the expenses listed below, premium taxes may be applicable. Contract Transaction Expenses(1)
         Sales Load Imposed on Purchase Payments                          0
         Maximum Contingent Deferred Sales Load(2)                        6%
-------------------------------------------------------------------------------

                Range of Contingent Deferred Sales Load Over Time
                                                     Contingent Deferred
Contract Years since                                     Sales Load
Purchase Payments Receipt                                Percentage
     Less than 2 years                                        6%
     2 years but less than 4 years                            5%
     4 years but less than 6 years                            4%
     6 years but less than 7 years                            2%
     7 or more                                                0%
-------------------------------------------------------------------------------

     Transfer Fee(3)                                                0
     Systematic Withdrawal Fee(3)                                   0
     Account Fee(4)                                                $30
     Variable Account Annual Expenses(1)
     Mortality and Expense Risk Charges                           1.25%
     Administrative Expense Charge(5)                              .15%
     Other Fees and Expenses of the Variable Account              0.00%
     Total Variable Account Annual Expenses                       1.40%

                                                 Zero                                                     Stock
                           Money     Managed    Coupon        Quality         Small        Capital

     Index

Portfolio                 Market     Assets      2000          Bond            Cap      Appreciation

 Fund   (6)
---------                 ------     ------      ----          ----            ---      ------------   ----------
 Annual Expenses
-------------------

(as a percentage of Portfolio
average net assets after fee waiver
and/or expense reimbursement)



   Management  Fees         0.50%       0.75%    0.45%           0.65%          0.75%
0.75%         0.25%
   Other  Expenses          0.12%       0.18%     0.21%          0.14%          0.04%
0.09%         0.05%
   Total Portfolio  Annual 0.62%        0.93%     0.66%          0.79%          0.79%
0.84%         0.30%

   Expenses

                                 Socially       Growth
Small
                                Responsible       and      International   International  Disciplined
Company

Portfolio                         Fund(6)       Income        Equity       Value(6)(7)  Stock(6)(7)
Stock(6)(7)
 Annual Expenses

(as a percentage of Portfolio
average net assets after fee waiver
 and/or expense reimbursement )



     Management Fees                0.75%    0.75%          0.75%          1.00%
0.75%         0.75%
     Other Expenses                0.24%     0.08%           0.53%         0.35%           0.21%

       0.19%
     Total Portfolio Annual        0.99%      0.83%         1.28%          1.35%          0.96%

      0.94%

            Expenses

                                                    Limited Term
Portfolio                       Balanced(8)        High Income (8)
 Annual Expenses

(as a percentage of Portfolio
average net assets after fee waiver
 and/or expense reimbursement )

     Management Fees               0.75%              0.65%
     Other Expenses                0.50%              0.35%
     Total Portfolio Annual 1.25%  1.00%
            Expenses





Expense information regarding the Portfolios has been provided by the Funds. Transamerica has no reason to doubt the accuracy of that information, but Transamerica has not verified those figures. In preparing the table above and the examples that follow, Transamerica has relied on the figures provided by the Funds. Actual expenses in future years may be higher or lower than the figures above.

Notes to Fee Table:
(1) The Contract Transaction Expenses apply to each Contract, regardless of how Account Value is allocated between the Variable Account and the Fixed Account. The Variable Account Annual Expenses do not apply to the Fixed Account.

(2) A portion of the Purchase Payments may be withdrawn each year after the first Contract Year without imposition of any Contingent Deferred Sales Load; after a Purchase Payment has been held by Transamerica for seven Contract Years, the remaining Purchase Payment may be withdrawn free of any Contingent Deferred Sales Load ("CDSL"); accumulated earnings may always be withdrawn without imposition of a CDSL.
         (See Contingent Deferred Sales Load" page 35.)

(3) Transamerica currently does not impose a Transfer Fee. However, a Transfer Fee of $10 may be imposed for each transfer in excess of six in a Contract Year. Transamerica may also impose a fee (of up to $25 per year) if the systematic withdrawal option is elected. (See "Charges and
         Deductions" page 35.)
(4) The current annual Account Fee is $30 (or 2% of the Account Value, if less) per Contract Year. The fee may be changed annually, but it may not exceed $60 (or 2% of the Account Value, if less). (See "Charges and Deductions" page 35.)
(5) The current annual Administrative Expense Charge is 0.15%; it may be increased to 0.25%. The total of the charges described in notes (2),
         (3) and (4) will never exceed the anticipated or estimated costs to administer the Contract and the Variable Account. (See "Charges and Deductions" page 35.)

(6) From time to time, the Portfolios' investment adviser, in its sole discretion, may waive all or part of their fees and/or voluntarily assume certain Portfolio expenses. For fiscal year 1996, certain fees were waived or expenses assumed, in each case on a voluntary basis. With such waivers or reimbursements, the Management Fees, Other Expenses and Total Portfolio Annual Expenses that were paid for the last completed fiscal year, December 31, 1996, for the Socially Responsible Fund were 0.72%, 0.24% and 0.96%. The International Value, Disciplined Stock, and Small Company Stock Portfolios did not commence operations until April 30, 1996. The Management Fee, Other Expenses and Total Portfolio Annual Expenses that were paid, on an annualized basis because of such waivers or reimbursements, for the last completed
         fiscal   year,   December  31,  1996,   for  these   Portfolios   were:
         International Value: 0.66%, 0.35%, 1.01%; Disciplined Stock: 0.59%, 0.21%, 0.80%; and Small Company Stock: 0.56%; 0.19%; and 0.75%. During
         Calendar year 1997, the adviser has undertaken to waive fees and reimburse expenses as follows: Stock Index with a cap at 0.40%; Balanced with a cap of 1.25% on an annualized basis; and Limited Term High Income with a cap of 1% on an annualized basis.
         For a more complete description of the Portfolios' fees and expenses, see the Funds' prospectuses.
(7) The International Value, Disciplined Stock and Small Company Stock Portfolios did not commence operations until April 30, 1996. These numbers show the expenses annualized as though the Portfolio had been in operation throughout 1996.
(8) The Balanced and Limited Term High Income Portfolios did not commence operations during 1996. These numbers are annualized estimates of the expenses that each of these Portfolios expects to incur with waivers and reimbursements during fiscal year 1997.

Examples*

          The following three examples reflectno Account Fee deduction because the approximate average Account Value is more than $50,000 and the Account Fee is waived for Account Values of $50,000. The tabular information assumes that the entire Account Value is allocated to the Variable Account.

         These examples all assume no Transfer Fees, systematic withdrawal fee or premium tax have been assessed. Premium taxes may be applicable. (See "Premium Taxes" page 37.)

         These examples show expenses without reflecting fee waivers and reimbursements for 1996. Except for the Stock Index, Balanced and Limited Term High Income Portfolios, it is not anticipated that there will be any fee waivers or expense reimbursements in the future.


Example 1
         If the Owner surrenders the Contract at the end of the applicable time period, he/she would pay the following expenses on a $1,000 Initial Purchase Payment assuming a 5% annual return on assets:


Sub-Account                One Year         Three Years      Five Years         Ten Years
Money Market                $73.29           $110.46          $148.80           $234.80



Managed Assets              $76.21           $119.35          $164.16           $266.60

Zero Coupon 2000            $73.67           $111.61          $150.84           $238.97

Quality Bond                $74.89           $115.35          $157.40           $252.37

Small Cap                   $74.89           $115.35          $157.40           $252.37

Capital Appreciation        $75.37           $116.78          $159.82           $257.48

Stock Index                 $70.26           $101.19          $132.30           $200.86

Socially Responsible        $76.78           $121.07          $176.92           $272.63

Growth and Income           $75.27           $116.49          $159.34           $256.46

International Equity        $79.50           $129.30          $180.85           $301.24

International Value         $80.16           $131.27          $184.15           $308.01

Disciplined Stock           $76.50           $120.21          $165.61           $269.62

Small Company Stock         $76.31           $119.64          $164.64           $267.60

Balanced                                      $79.22          $128.45           $179.43

        $298.32
Limited Term High Income    $76.87           $121.35          $167.53           $273.63


Example 2

         If the Owner does not surrender and does not annuitize the Contract, they would pay the following expenses on a $1,000 Initial Purchase Payment assuming a 5% annual return on assets:

Sub-Account                One Year         Three Years      Five Years         Ten Years
-----------                --------         -----------      ----------         ---------
Money Market                $20.50            $63.35          $108.80           $234.80

Managed Assets              $23.61            $72.74          $124.53           $266.60



Zero Coupon 2000            $20.90            $64.57          $110.84           $238.97

Quality Bond                $22.21            $68.51          $117.46           $252.37


                                                            13






Small Cap                   $22.21            $68.51          $117.46           $252.37



Capital Appreciation        $22.71            $70.02          $119.99           $257.48

Stock Index                 $17.28            $53.57           $92.30           $200.86

Socially Responsible        $24.21            $74.55          $127.55           $272.63

Growth and Income           $22.61            $69.72          $119.48           $256.46



International Equity        $27.11            $83.23          $141.99           $301.24

International Value         $27.81            $85.32          $145.45           $308.01

Disciplined Stock           $23.91            $73.65          $126.04           $269.62

Small Company Stock         $23.71            $73.04          $125.03           $267.60

Balanced                    $26.81            $82.34          $140.51           $298.32
Limited Term High Income    $24.31            $74.85          $128.05           $273.63



Example 3

         If the Owner elects to annuitize at the end of the applicable period under an Annuity Form with life contingencies,** they would pay the following expenses on a $1,000 Initial Purchase Payment assuming a 5% annual return on assets:

Sub-Account                One Year         Three Years      Five Years         Ten Years
Money Market                $73.29            $63.35          $108.80           $234.80



Managed Assets              $76.21            $72.74          $124.53           $266.60

Zero Coupon 2000            $73.67            $64.57          $110.84           $238.97



Quality Bond                $74.89            $68.51          $117.46           $252.37

Small Cap                   $74.89            $68.51          $117.46           $252.37



Capital Appreciation        $75.37            $70.02          $119.99           $257.48

Stock Index                 $70.26            $53.57           $92.30           $200.86



Socially Responsible        $76.78            $74.55          $127.55           $272.63

Growth and Income           $75.27            $69.72          $119.48           $256.46

International Equity        $79.50            $83.23          $141.99           $301.24

International Value         $80.16            $85.32          $145.45           $308.01

Disciplined Stock           $76.50            $73.65          $126.04           $269.62

Small Company Stock         $76.31            $73.04          $125.03           $267.60

Balanced                    $79.22            $82.34          $140.51           $298.32
Limited Term High Income    $76.87            $74.85          $128.05           $273.63


*In preparing the examples above, Transamerica has relied on the data provided by the Funds. Transamerica has no reason to doubt the accuracy of that information, but Transamerica has not verified those figures. **For annuitizations before the third Contract Anniversary, or for annuitization under a form that does not include life contingencies, a Contingent Deferred Sales Load may apply.

THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST
OR FUTURE
EXPENSES.  ACTUAL EXPENSES PAID MAY BE GREATER OR LESS THAN THOSE
SHOWN, SUBJECT
 TO THE GUARANTEES

IN THE CONTRACT.  The assumed 5% annual return is only hypothetical.  It is not a representation of past or future returns.
Actual returns could be greater or less than this assumed rate.


Annuity Payments
         Annuity Payments will be made either on a fixed basis or a variable basis or a combination of a fixed and variable basis as the Owner selects. The Owner has flexibility in choosing the Annuity Date for his or her Contract. In no event may the Annuity Date be a date later than the first day of the month immediately preceding the month of the Annuitant's 85th birthday or the first day of the month coinciding with or next following the tenth Contract
Anniversary, whichever occurs last. This extension of the Annuity Date to the tenth Contract Anniversary may not be available in all states. The Annuity Date may not be earlier than the first day of the month coinciding with or immediately following the third Contract Anniversary except for Qualified Contracts. Annuity Payments will begin on the first day of the calendar month following the Annuity Date. (See "Annuity Payments" page 38.)
         Four Annuity Forms are available under the Contract: (1) Life Annuity;
(2) Life and Contingent Annuity; (3) Life
Annuity with Period Certain; and (4) Joint and Survivor Annuity. (See "Annuity Forms" page 40.)
Payments on Death Before the Annuity Date

         The Death Benefit for a Contract will be equal to the greatest of (1) the Account Value; (2) a "seven-year step-up" benefit, which is the greatest Account Value determined as of the seventh Contract Anniversary and at each succeeding Contract Anniversary occurring at seven year intervals thereafter (adjusted for additional Purchase Payments and withdrawals since that anniversary less premium taxes applicable to those withdrawals); or (3) Purchase Payments, less withdrawals and premium taxes applicable to those withdrawals, plus interest compounded at 5% annual effective interest rate (the 5% interest stops when an Owner or the Annuitant reaches age 75, or when it has doubled the amount of your investment less withdrawals and any premium taxes applicable to those withdrawals, whichever is earlier). (See "Death Benefit" page 33.) The death benefit will generally be paid within seven days of receipt of the required Proof of Death of an Owner or the Annuitant and election of the method of settlement or as soon thereafter as Transamerica has sufficient information about the Beneficiary to make the payment, but if no settlement method is elected the death benefit will be paid no later than one year from the date of death. No Contingent Deferred Sales Load or interest adjustment is imposed. The death benefit may be paid as either a lump sum or as an annuity.

(See "Death Benefit" page 33.)
Federal Income Tax Consequences

         An Owner who is a natural person generally should not be taxed on increases in the Account Value until a distribution under the Contract occurs (e.g., a withdrawal or Annuity Payment) or is deemed to occur (e.g., a pledge, loan, or assignment of a Contract). Generally, a portion (up to 100%) of any distribution or deemed distribution is taxable as ordinary income. The taxable portion of distributions is generally subject to income tax withholding unless the recipient elects otherwise except that mandatory withholding may apply for certain Qualified Contracts. In addition, a federal penalty tax may apply to certain distributions. (See "Federal Tax Matters" page 41.) Right to Cancel
         The Owner has the right to examine the Contract for a limited period, known as a "Free Look Period." The Owner can cancel the Contract by delivering or mailing a written notice of cancellation, or sending a telegram to the Service Center and by returning the Contract before midnight of the tenth day (or longer if required by state law) after receipt of the Contract. Notice given by mail and the return of the Contract by mail will be effective on the date received by Transamerica. The amount of the refund may depend on the state of issuance. In most cases, Transamerica will refund the Purchase Payments allocated to the Fixed Account plus the Variable Accumulated Value as of the date the written notice and the Contract are received by Transamerica. In other cases, including for certain ages of Owners in some states, and in all states for IRAs, Transamerica will refund the greater of the Purchase Payments or the Account Value as of the date the written notice and the Contract are received by Transamerica. In certain situations, the Purchase Payments received before or during the Free Look period will be allocated among the Guarantee Period(s) of the Fixed Account and Sub-Account(s) of the Variable Account in accordance with the Owner's instructions. In certain situations, the Purchase Payment(s) received before or during the Free Look Period which the Owner has allocated to the Fixed Account will be allocated to the Guarantee Period(s) in accordance with the Owner's instructions, but Purchase Payments which are to be allocated to the Sub-Accounts of the Variable Accounts will be held in the Money Market Sub-Account until the estimated end of the Free Look Period (allowing 5 days for delivery of the Contract by mail). Owners should consult their registered representative or investment adviser (or see their Contract) for the applicable provision. (See "Application and Purchase Payments" page 27 and "Account Value" page 28.) Questions

         Any questions about procedures or the Contract will be answered by the Transamerica Annuity Service Center ("Service Center"), at P.O. Box 31848, Charlotte, North Carolina 28231-1848, or call 800-258-4260. All inquiries should include the Contract Number and the Owner's and Annuitant's names.
         NOTE: The foregoing summary is qualified in its entirety by the detailed information in the remainder of this Prospectus and in the prospectuses for Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund and The Dreyfus Socially Responsible Growth Fund, Inc., which should be referred to for more detailed information. With respect to Qualified Contracts, it should be noted that the requirements of a particular retirement plan, an endorsement to the Contract, or limitations or penalties imposed by the Code or the Employee Retirement Income Security Act of 1974, as amended, may impose additional limits or restrictions on Purchase Payments, Withdrawals, distributions, or benefits, or on other provisions of the Contract. This Prospectus does not describe such limitations or restrictions. (See "Federal Tax Matters" page 41.)

CONDENSED FINANCIAL INFORMATION

The following condensed financial information is derived from the financial statements of the Variable Account. The data should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information.

         The following table sets forth certain information regarding the Sub-Accounts for the period from commencement of business operations of the Sub-Account through December 31, 1996. The Balanced Fund and Limited Term High Income Fund are not included because these Sub-Accounts did not commence operations during 1996.


         The Variable Accumulation Unit values and the number of Variable Accumulation Units outstanding for each Sub-Account for the periods shown are as follows:

                                            Year Ending December 31, 1993
         -----------------------------------------------------------------

                           Money         Managed       Zero Coupon      Quality
                          Market         Assets           2000           Bond         Small Cap
                        Sub-Account    Sub-Account     Sub-Account    Sub-Account
Sub-Account

                    (Inception 1/4/93)(Inception 1/4/93)(Inception 1/4/93)(Inception 1/4/93)

          (Inception 1/4/93)

Accumulation Unit Value
    at Beginning of Period $1.00          $10.09         $11.85         $11.00       $22.54
Accumulation Unit Value
    at End of Period..     $1.018        $12.861         $13.373        $12.445        $37.702
Number of Accumulation
    Units Outstanding
    at End of Period.. 3,654,791.776  287,4509.768     206,103.348    255,350.340
254,839.860



                            Capital Appreciation  Stock Index  Socially Responsible
                                 Sub-Account      Sub-Account       Sub-Account
                                 (Inception-      (Inception-       (Inception-
                                  April 5,         January 4        October 7,
                                    1993)            1993)             1993)

Accumulation Unit Value at
   Beginning of Period.....        $12.50           $15.31            $12.49
Accumulation Unit Value at
   End of Period...........        $13.160          $16.521           $13.326
Number of Accumulation Units
   Outstanding at End of Period    237,733.021       93,536.733     26,089.821


                                            Year Ending December 31, 1994
 -----------------------------------------------------------------------------

                             Money       Managed     Zero Coupon    Quality
                            Market       Assets         2000         Bond       Small Cap
                          Sub-Account  Sub-Account   Sub-Account  Sub-Account  Sub-Account
Accumulation Unit Value
    at Beginning of Period  $1.018        $12.861      $13.373      $12.445      $37.702
Accumulation Unit Value
    at End of Period..      $1.048       $12.496       $12.672      $11.711      $40.064
Number of Accumulation
    Units Outstanding
    at End of Period..  23,559,789.7951,486,438.137  476,355.738  931,527.691 1,250,237.625

                                                            18





                                                                                                    International
                                                                             Growth and Income
Equity
                                                                                Sub-Account
Sub-Account
                     Capital Appreciation   Stock Index Socially Responsible    (Inception

(Inception
                          Sub-Account       Sub-Account      Sub-Account    December 15, 1994)

December 15, 1994)
Accumulation Unit Value

    at Beginning of Period. $13.160           $16.521          $13.326            $12.177

  $12.247
Accumulation Unit Value
    at End of Period.....   $13.373           $16.437          $13.377            $12.167
$12.240
Number of Accumulation
    Units Outstanding
    at End of Period..... 919,622.615       348,937.285      135,018.350         4,300.380

  8,552.073



                                               Year Ending December 31, 1995
 -----------------------------------------------------------------------

                           Money              Managed        Zero Coupon         Quality
                          Market              Assets            2000              Bond           Small
Cap
                        Sub-Account         Sub-Account      Sub-Account       Sub-Account
Sub-Account
Accumulation Unit Value


    at Beginning of Period $1.048           $12.496           $12.672          $11.711
$40.064
Accumulation Unit Value
    at End of Period      $1.093              $12.292          $14.740           $13.908
$51.121
Number of Accumulation
    Units Outstanding
    at End of Period  31,807,563.947       1,288,429.555     903,799.152      2,052,313.888
2,155,879.198


                                                                                                    International
                     Capital Appreciation   Stock Index Socially Responsible    Growth and
Income      Equity
                          Sub-Account       Sub-Account      Sub-Account           Sub-Account

  Sub-Account
Accumulation Unit Value

    at Beginning of Period  $13.373           $16.437          $13.377               $12.167

  $12.240
Accumulation Unit Value
    at End of Period        $17.610           $22.172          $17.752               $19.426

$12.964
Number of Accumulation
    Units Outstanding
    at End of Period     2,077,029.504      997,271.816      295,077.936          2,565,038.589

    530,374.642





                                               Year Ending December 31, 1996
                     ---------------------------------------------------------------------------------

                           Money              Managed        Zero Coupon         Quality
                          Market              Assets            2000              Bond           Small
Cap
                        Sub-Account         Sub-Account      Sub-Account       Sub-Account
Sub-Account
Accumulation Unit Value


at Beginning of Period    $1.093           $12.292           $14.740          $13.908          $51.121
Accumulation Unit Value
    at End of Period      $1.132              $11.682          $14.911           $14.142       $58.773
Number of Accumulation
    Units Outstanding
    at End of Period  38,983,053.941       1,232,530.711    1,320,168.687     3,072,774.847    2,736,720.675


                                                                                                    International
                     Capital Appreciation   Stock Index Socially Responsible    Growth and
Income      Equity
                          Sub-Account       Sub-Account      Sub-Account           Sub-Account

  Sub-Account
Accumulation Unit Value
    at Beginning of Period  $17.610           $22.172          $17.752               $19.426         $12.964


Accumulation Unit Value
    at End of Period        $21.802           $26.791          $21.221               $23.131        $14.267
Number of Accumulation
    Units Outstanding
    at End of Period     3,665,146.389     2,030,280.057     708,680.320          6,332,649.215     1,480,395.223


                       International Value   Disciplined Stock  Small Company Stock
                            Sub-Account         Sub-Account         Sub-Account
                        (Inception 5/1/96)  (Inception 5/1/96)  (Inception 5/1/96)
Accumulation Unit Value
    at Beginning of Period    $10.00              $10.00              $10.00
Accumulation Unit Value
    at End of Period          $10.244             $11.776             $10.772
Number of Accumulation
    Units Outstanding
    at End of Period        23,868.491          618,809.191         543,949.419


Financial Statements for the Variable Account and Transamerica
         The financial statements and reports of independent auditors for the Variable Account and Transamerica are contained in the Statement of Additional Information.

PERFORMANCE DATA

         From time to time, Transamerica may advertise yields and average annual total returns for the Sub-Accounts of the Variable Account. In addition, Transamerica may advertise the effective yield of the Money Market Sub-Account. These figures will be based on historical information and are not intended to indicate future performance.
         The yield of the Money Market Sub-Account refers to the annualized income generated by an investment in that Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
         The yield of a Sub-Account (other than the Money Market Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a twelve-month period and is shown as a percentage of the investment.
         The yield calculations do not reflect the effect of any Contingent Deferred Sales Load or premium taxes that may be applicable to a particular Contract. To the extent that the Contingent Deferred Sales Load is applicable to a particular Contract, the yield of that Contract will be reduced. For additional information regarding yields and total returns calculated using the standard formats briefly described herein, please refer to the Statement of Additional Information.
         The average annual total return of a Sub-Account refers to return quotations assuming an investment has been held in the Sub-Account for various periods of time including, but not limited to, a period measured from the date the Sub-Account commenced operations. When a Sub-Account has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. The average annual total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment (including the deduction of any applicable Contingent Deferred Sales Load but excluding deduction of any premium taxes) as of the last day of each of the periods for which total return quotations are provided.
         Performance information for any Sub-Account reflects only the performance of a hypothetical Contract under which Account Value is allocated to a Sub-Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies and characteristics of the Portfolios in which the Sub-Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total returns, see the Statement of Additional Information.
         Reports and promotional literature may also contain other information including (1) the ranking of any Sub-Account derived from rankings of variable annuity separate accounts or their investment products tracked by Lipper Analytical Services, Inc., VARDS, IBC/Donoghue's Money Fund Report, Financial Planning Magazine, Money Magazine, Bank Rate Monitor, Standard and Poor's
Indices, Dow Jones Industrial Average, and other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (2) the effect of tax deferred compounding on Sub-Account investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. Other ranking services and indices may be used.
         In its advertisements and sales literature, Transamerica may discuss, and may illustrate by graphs, charts, or otherwise, the implications of longer life expectancy for retirement planning, the tax and other consequences of long-term investment in the Contract, the effects of the Contract's lifetime payout option, and the operation of certain special investment features of the Contract -- such as the Dollar Cost Averaging option. Transamerica may explain and depict in charts, or other graphics, the effects of certain investment strategies, such as allocating purchase payments between the Fixed Account and an equity Sub-Account. Transamerica may also discuss the Social Security system and its projected payout levels and retirement plans generally, using graphs, charts and other illustrations.
         Transamerica may from time to time also disclose average annual total return in non-standard formats and cumulative (non-annualized) total return for the Sub-Accounts. The non-standard average annual total return and cumulative total return will assume that no Contingent Deferred Sales Load is applicable. Transamerica may from time to time also disclose yield, standard total returns, and non-standard total returns for any or all Sub-Accounts.
         All non-standard performance data will only be disclosed if the standard performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

         Transamerica   may  also   advertise   performance   figures   for  the
Sub-Accounts based on the performance of a Portfolio prior to the time the Variable Account commenced operations.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE
COMPANY AND THE VARIABLE ACCOUNT

Transamerica Occidental Life Insurance Company
         Transamerica Occidental Life Insurance Company ("Transamerica") is a stock life insurance company incorporated under the laws of the State of California in 1906. It is principally engaged in the sale of life insurance and annuity policies. Transamerica is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which in turn is a direct subsidiary of Transamerica Corporation. The address of Transamerica is 1150 South Olive Street, Los Angeles, California, 90015. Published Ratings

         Transamerica may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, Moody's, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of Transamerica and should not be considered as bearing on the safety or investment performance of assets held in the Variable Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of Transamerica as measured by Standard & Poor's Insurance Ratings Services, Moody's, or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms, including its obligations under the Fixed Account provisions of this Contract. Such ratings do not reflect the investment performance of the Variable Account or the degree of risk associated with an investment in the Variable Account. The Variable Account

         Separate Account VA-2L of Transamerica (the "Variable Account") was established by Transamerica as a separate account under the laws of the State of California on May 22, 1992 pursuant to resolutions of Transamerica's Board of Directors. The Variable Account is registered with the Securities and Exchange Commission ("Commission") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust. It meets the definition of a separate account under the federal securities laws. However, the Commission does not supervise the management or the investment practices or policies of the Variable Account.
         The assets of the Variable Account are owned by Transamerica but they are held separately from the other assets of Transamerica. Section 10506 of the California Insurance Law provides that the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the insurance company (except to the extent that assets in the separate account exceed the reserves and other liabilities of the separate account). Income, gains and losses incurred on the assets in the Variable Account, whether or not realized, are credited to or charged against the Variable Account without regard to other income, gains or losses of Transamerica. Therefore, the investment performance of the Variable Account is entirely independent of the investment performance of Transamerica's general account assets or any other separate account maintained by Transamerica.

         The Variable Account has fifteen Sub-Accounts, each of which invests solely in a specific corresponding Portfolio.
(See "The Funds" page 21.) Changes to the Sub-Accounts may be made at the discretion of Transamerica. (See "Addition,
Deletion, or Substitution" page 24.) All Sub-Accounts may not be available in all states.


THE FUNDS


         The Variable Account invests exclusively in Series of Dreyfus Variable Investment Fund (the "Variable Fund"), Dreyfus Stock Index Fund (the "Stock Index Fund") and The Dreyfus Socially Responsible Growth Fund, Inc. (the "Socially Responsible Fund"). The Variable Fund was organized as an unincorporated business trust under Massachusetts law pursuant to an Agreement and Declaration of Trust dated October 29, 1986, commenced operations on August 31, 1990, and is registered with the Commission as an open-end management investment company under the 1940 Act. Currently, thirteen Series (i.e., Portfolios) of the Variable Fund are available for the Contracts. Each of these Portfolios has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment Portfolio, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. The Stock Index Fund was incorporated under Maryland law on January 24, 1989, commenced operations on September 29, 1989, and is registered  with the  Commission  as an  open-end,  non-diversified,  management investment company. The Socially Responsible Fund was incorporated under Maryland law on July 20, 1992, commenced operations on October 7, 1993, and is registered with the Commission as an open-end, diversified, management investment company. However, the Commission does not supervise the management or the investment practices and policies of any of the Funds. The assets of the Variable Fund, the Socially Responsible Fund and the Stock Index Fund are each separate from the assets of the other Funds.

         The Dreyfus Corporation provides investment advisory and administrative services to the Variable Fund and the Socially Responsible Fund. Mellon Equity Associates provides index fund management services to the Stock Index Fund, with The Dreyfus Corporation serving as the manager, in accordance with applicable agreements with the Fund. Fayez Sarofim & Co. provides sub-investment advisory services for the Capital Appreciation Portfolio. NCM Capital Management Group, Inc., provides sub-investment advisory services for the Socially Responsible Fund.

         The Portfolios are described below. See the Variable Fund, the Stock Index Fund and the Socially Responsible Fund prospectuses for more information.
Money Market Portfolio
         The Money Market Portfolio's investment objective is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. It seeks to achieve its objective by investing in short-term money market instruments. The investment advisory fee is payable monthly at the annual rate of 0.50 of 1% of the value of the Portfolio's average daily net assets. This Portfolio is neither insured nor guaranteed by the United States Government, and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share. Managed Assets Portfolio

         The Managed Assets Portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. It seeks to achieve its objective by investing in a wide range of equity and debt securities and money market instruments. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75% of 1% of the value of the Portfolio's average daily net assets. Zero Coupon 2000 Portfolio

         The Zero Coupon 2000 Portfolio's investment objective is to provide as high an investment return as is consistent with the preservation of capital. It seeks to achieve its objective by investing primarily in debt obligations of the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury and receipts and certificates for stripped debt obligations and stripped coupons including U.S. Government trust certificates (collectively, "Stripped Treasury Securities"). The Portfolio also may purchase certain other types of stripped government or corporate securities. The Portfolio's assets will consist primarily of Portfolio securities which will mature on or about December 31, 2000. The investment advisory fee is payable monthly at the annual rate of 0.45 of 1% of the value of the Portfolio's average daily net assets. Quality Bond Portfolio
         The Quality Bond Portfolio's investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. It seeks to achieve its objective by investing principally in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and major banking institutions. The investment advisory fee is payable monthly at the annual rate of 0.65 of 1% of the value of the Portfolio's average daily net assets. Small Cap Portfolio

         The Small Cap Portfolio's investment objective is to maximize capital appreciation. It seeks to achieve its objective by investing principally in common stocks; under normal market conditions, the Series will invest at least 65% of its total assets in companies with market capitalizations of less than $1.5 billion at the time of purchase which The Dreyfus Corporation believes to be characterized by new or innovative products, services or processes which should enhance prospects for growth in future earnings. The investment advisory fee is payable monthly at the annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. Capital Appreciation Portfolio

         The Capital Appreciation Portfolio's primary investment objective is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary goal. It seeks to achieve its goals by investing in common stocks of domestic and foreign issuers. An investment advisory fee is payable monthly to The Dreyfus Corporation and a sub-investment advisory fee is payable monthly to Fayez Sarofim & Co. at the aggregate annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. Growth and Income Portfolio
         The Growth and Income Portfolio's investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. This Portfolio invests primarily in equity and debt securities and money market instruments of domestic and foreign issuers. The proportion of the Portfolio's assets invested in each type of security will vary from time to time in accordance with The Dreyfus Corporation's assessment of economic conditions and investment opportunities. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. International Equity Portfolio
         The International Equity Portfolio's investment objective is to maximize capital appreciation. This Portfolio invests primarily in the equity securities of foreign issuers located throughout the world. An investment advisory fee at an annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets is payable monthly to The Dreyfus Corporation.
International Value Portfolio
         The International Value Portfolio's investment objective is long-term capital growth. This Series invests primarily in a portfolio of publicly traded equity securities of foreign issuers which would be characterized as "value" companies according to criteria established by the Portfolio's investment adviser. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 1.00% of the value of the Portfolio's average daily net assets. Disciplined Stock Portfolio
         The Disciplined Stock Portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly traded common stocks in the aggregate, as presented by the Standard & Poor's 500 Composite Stock Price Index. This Portfolio will use quantitative statistical modeling techniques to construct a portfolio in an attempt to achieve its investment objective, without assuming undue risk relative to the broad stock market. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. Small Company Stock Portfolio

         The Small Company Stock Portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly traded common stocks in the aggregate, as represented by the Russell 2500(TM) Index. This Portfolio invests primarily in a portfolio of equity securities of small- to medium-sized domestic issuers, while attempting to maintain volatility and diversification similar to that of the Russell 2500(TM) Index. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. Balanced Portfolio
         The Balanced Portfolio's investment objective is to provide investment results that are greater than the total return performance of common stocks and bonds in the aggregate, as represented by a hybrid index 60% of which is composed of the common stocks in the Standard & Poor's 500 Composite Stock Price Index and 40% of which is composed of the bonds in the Lehman Brothers Intermediate Government/Corporate Bond Index. This Portfolio invests primarily in common stocks and bonds in proportion consistent with their expected returns and risks as determined by The Dreyfus Corporation. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75% of 1% of the value of the Portfolio's average daily net assets. Limited Term High Income Portfolio
         The Limited Term High Income Portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. This Portfolio seeks to achieve its objective by investing up to all of its assets in a portfolio of lower rated fixed-income securities, commonly known as "junk bonds" that, under normal market conditions, has an effective duration of three and one-half years or less and an effective average portfolio maturity of four years or less. Investments of this type are subject to a greater risk of loss of principal and non-payment of interest. Investors should carefully assess the risks associated with an investment in the Portfolio (those risks are described in the Portfolio's Prospectus). An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.65% of 1% of the value of the Portfolio's average daily net assets. Stock Index Fund

         The Stock Index Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Stock Index Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation. The Stock Index Fund pays a monthly management fee to The Dreyfus Corporation at the annual rate of 0.245% of the value of the Stock Index Fund's average daily net assets. The Dreyfus Corporation has agreed to pay Mellon Equity Associates a monthly fee at the annual rate of 0.095% of the value of the Fund's average daily net assets. The Socially Responsible Fund
         The Socially Responsible Fund's primary goal is to provide capital growth. It seeks to achieve this goal by investing principally in common stocks, or securities convertible into common stock, of companies which, in the opinion of the Fund's management, not only meet traditional investment standards, but also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is a secondary goal. A management fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the Socially Responsible Fund's average daily net assets. The Dreyfus Corporation pays NCM Capital Management Group, Inc. a sub- investment advisory fee at the annual rate of 0.10 of 1% of the Portfolio's average daily net assets up to $32 million; 0.15 of 1% of the Portfolio's average daily net assets in excess of $32 million up to $150 million; 0.20 of 1% of the Portfolio's average daily net assets in excess of $150 million up to $300 million; and 0.25 of 1% of the Portfolio's average daily net assets in excess of $300 million.
         Meeting objectives depends on various factors, including, but not limited to, how well the Portfolio managers anticipate changing economic and market conditions. THERE IS NO ASSURANCE THAT ANY OF THESE PORTFOLIOS
WILL ACHIEVE THEIR STATED OBJECTIVES.
         An investment in the Contract is not a deposit or obligation of, or guaranteed or endorsed, by any bank, nor is the Contract federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investing in the Contract involves certain investment risks, including possible loss of principal.
         Since all of the Portfolios are available to registered separate accounts offering variable annuity and variable life products of Transamerica as well as other insurance companies, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more other separate accounts investing in the Funds. In the event of a material conflict, the affected insurance companies will take any necessary steps to resolve the matter, including stopping their separate accounts from investing in the Funds. See the Funds' prospectuses for greater details.

         Transamerica   receives  fees  from  The  Dreyfus  Corporation  or  its
affiliates for providing certain administrative and or other services.

         Additional information concerning the investment objectives and policies of all of the Portfolios, the investment advisory services and administrative services and charges can be found in the current prospectuses for the Funds which accompany this Prospectus. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Purchase Payments to, or transfers among, the Sub-Accounts. Addition, Deletion, or Substitution
         Transamerica does not control the Funds and cannot guarantee that any of the Sub-Accounts of the Variable Account or any of the Portfolios will always be available for allocation of Purchase Payments or transfers. Transamerica retains the right to make changes in the Variable Account and in its investments.
         Transamerica reserves the right to eliminate the shares of any Portfolio held by a Sub-Account and to substitute shares of another Portfolio or of another investment company for the shares of any Portfolio, if the shares of the Portfolio are no longer available for investment or if, in Transamerica's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Variable Account. To the extent required by the 1940 Act, a substitution of shares attributable to the Owner's interest in a Sub-Account will not be made without prior notice to the Owner and the prior approval of the Commission. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable policies on the basis of requests made by Owners.
         New Sub-Accounts may be established when, in the sole discretion of Transamerica, marketing, tax, investment or other conditions so warrant. Any new Sub-Accounts will be made available to existing Owners on a basis to be determined by Transamerica. Each additional Sub-Account will purchase shares in a Portfolio or in another mutual fund or investment vehicle. Transamerica may also eliminate one or more Sub-Accounts if, in its sole discretion, marketing, tax, investment or other conditions so warrant. In the event any Sub-Account is eliminated, Transamerica will notify Owners and request a re-allocation of the amounts invested in the eliminated Sub-Account.
         In the event of any substitution or change, Transamerica may make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Variable Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under such Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

THE FIXED ACCOUNT

         This Prospectus is generally intended to serve as a disclosure document only for the Contract and the Variable Account. For complete details regarding the Fixed Account, see the Contract itself. The Fixed Account is not available in all states.
         Purchase Payments allocated to and amounts transferred to the Fixed Account become part of the general account of Transamerica, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act, and Transamerica has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus which relate to the Fixed Account.
         The Guarantee Periods of the Fixed Account are part of the general account of Transamerica. The general account of Transamerica consists of all the general assets of Transamerica, other than those in the Variable Account, or in any other segregated asset account. Instead of the Owner bearing the investment risk as is the case for values in the Variable Account, Transamerica bears the full investment risk for all values in the Fixed Account. Transamerica has sole discretion to invest the assets of its general account subject to applicable law.
         The allocation or transfer of funds to the Fixed Account does not entitle the Owner to share in the investment experience of Transamerica's general account. Instead, Transamerica guarantees that the funds allocated or transferred to the Fixed Account will accrue a specified annual rate of interest for a specific duration. The rate of interest credited will always be at least 3% per year. Consequently, if the Owner allocates all Net Purchase Payments only to the Fixed Account and makes no transfers or withdrawals, the minimum amount of the Account Value will be determinable and guaranteed.


The Owner bears the risk that, after the initial Guarantee Period, Transamerica will not credit interest in excess of 3% per year to amounts allocated to the Fixed Account.


         Net Purchase Payments allocated to the Fixed Account will establish a new Guarantee Period of a duration selected by the Owner from among those then being offered by Transamerica. Every Guarantee Period offered by Transamerica will have a duration of at least one year. The minimum amount that may be allocated or transferred to a Guarantee Period is $1,000. Net Purchase Payments allocated to the Fixed Account will be credited on the date the payment is received at the Service Center. Any amount transferred from another Guarantee Period or from a Sub-Account of the Variable Account to the Fixed Account will establish a new Guarantee Period as of the effective date of the transfer.

         Transamerica may delay payment of any withdrawal from the Fixed Account for up to six months after Transamerica receives the request for such withdrawal. If Transamerica delays payment for more than 30 days, Transamerica will pay interest on the withdrawal amount up to the date of payment. (See "The Fixed Account" page 24.)
Guarantee Periods

         Each Guarantee Period will have its own Guaranteed Interest Rate and Expiration Date. The Guaranteed Interest Rate applicable to a Guarantee Period will depend on the date the Guarantee Period is established and the duration chosen by the Owner. A Guarantee Period chosen may not extend beyond the Annuity Date.
         Transamerica reserves the right to change the maximum number of Guarantee Periods that may be in effect at any one time.
         Transamerica will establish effective annual rates of interest for each Guarantee Period. The effective annual rate of interest established by Transamerica for a Guarantee Period will remain in effect for the duration of the Guarantee Period.
         Interest will be credited to a Guarantee Period based on its daily balance at a daily rate which is equivalent to the Guaranteed Interest Rate applicable to that Guarantee Period for amounts held during the entire Guarantee Period. Amounts withdrawn or transferred from a Guarantee Period prior to its Expiration Date will be subject to an interest adjustment as described below. In no event will the effective annual rate of interest applicable to a Guarantee Period be less than 3% per year. Interest Adjustment

         Except in certain circumstances, an interest adjustment will be made to any amount withdrawn or transferred from a Guarantee Period before its Expiration Date. ANY SUCH AMOUNT WITHDRAWN OR TRANSFERRED FROM
A GUARANTEE
PERIOD  WILL BE  CREDITED  WITH  INTEREST AT A RATE OF ONLY 3% PER
YEAR FROM THE
DATE THE GUARANTEE  PERIOD WAS  ESTABLISHED  TO THE DATE OF
PAYMENT OR TRANSFER,
REGARDLESS  OF THE  GUARANTEED  INTEREST  RATE.  THIS MEANS THAT
ANY INTEREST IN
EXCESS OF 3% WILL BE FORFEITED ON THE AMOUNT WITHDRAWN OR
TRANSFERRED.
         Exceptions to the interest adjustment include : 1) amounts withdrawn within 30 days before the Expiration Date of the Guarantee Period; 2) amounts withdrawn from a Guarantee Period serving as the Source Account, if available, for Dollar
Cost Averaging transfers (see "Dollar Cost Averaging", page ); and 3) amounts paid as part of a Death Benefit (see "Death

Benefit" page___). Whether interest adjustment applies to a withdrawal relates to whether the Guarantee period has ended, not to whether a Contingent Deferred Sales Load applies to the withdrawal.


Expiration of Guarantee Period

         At least 45 days, but not more than 60 days, prior to the Expiration Date of a Guarantee Period, Transamerica will notify the Owner as to the options available when a Guarantee Period expires. The Owner may elect one of the following options:
         (a) transfer the Guarantee Amount of that Guarantee Period to a new Guarantee Period from among those being offered by Transamerica at such time. The new Guarantee Period will be established on the later of (i) the date selected by the Owner, or (ii) the date the notice, in a form and manner acceptable to Transamerica, is received by Transamerica at the Service Center, but in no event later than the day immediately following the Expiration Date of the previous Guarantee Period; or
         (b) transfer the Guarantee Amount of that Guarantee Period to one or more Sub-Accounts of the Variable
                  Account.
         Transamerica must receive the Owner's notice electing one of these options at the Service Center by the expiration date of the Guarantee Period. If such election has not been received by Transamerica at the Service Center, the Guarantee Amount of that Guarantee Period will remain in the Fixed Account and a new Guarantee Period of the same duration as the expiring Guarantee Period, if offered, will automatically be established by Transamerica with a new Guaranteed Interest Rate declared by Transamerica for that Guarantee Period. The new Guarantee Period will start on the day following the expiration date of the previous Guarantee Period.
         If Transamerica is not currently offering Guarantee Periods having the same duration as the expiring Guarantee Period, the new Guarantee Period will be the next longer duration, or if Transamerica is not offering Guarantee Periods longer than the duration of the expiring Guarantee Period, the next shorter duration.
         If the Guarantee Amount of an expiring Guarantee Period is less than $1,000, Transamerica reserves the right to transfer such amount to the Money Market Sub-Account of the Variable Account.
         A transfer from a Guarantee Period made within the 30-day period ending on its Expiration Date will not be counted for the purpose of determining the eighteen allowable transfers per Contract Year, nor will such transfer be subject to any interest adjustment.

THE CONTRACT

         The Contract is a Flexible Purchase Payment Multi-Funded Deferred Annuity Contract. The rights and benefits are described below and in the individual contract or in the certificate and group contract; however, Transamerica reserves the right to make any modification to conform the individual contract and the group contract and certificates thereunder to, or give the Owner the benefit of, any federal or state statute or rule or regulation. The obligations under the Contract are obligations of Transamerica.

         The Contracts are available on a non-qualified basis and as individual retirement annuities (IRAs) that qualify for special federal income tax treatment and whose initial Purchase Payment is a rollover from a qualified retirement plan. With Transamerica's prior permission, the Contracts may also be available as a contributory IRAs, as Section 403(b) annuities and for use in qualified pension and profit sharing plans established by corporate employers. Generally, Qualified Contracts contain certain restrictive provisions limiting the timing and amount of payments to and from distributions from the Qualified Contract.

         The Owner designates the Annuitant. The Annuitant can be the same person as the Owner and must be the same person in the case of a Qualified Contract.
         Annuity Payments will be made to the Annuitant after the Annuity Date unless, in the case of a Non-Qualified Contract, the Owner changes the Payee after the Annuity Date.
         For each Contract, a different Account will be established and values, benefits and charges will be calculated separately. The various administrative rules described below will apply separately to each Contract, unless otherwise noted.

APPLICATION AND PURCHASE PAYMENTS

Purchase Payments
         All  Purchase   Payments  must  be  paid  to  the  Service  Center.   A
confirmation will be issued to the Owner upon the acceptance of each Purchase Payment.

         The Initial Purchase Payment for each Contract must generally be at least $5,000. Only upon its grant of prior permission will Transamerica accept lower initial Purchase Payments for certain Qualified Contracts.
         The Contract will be issued and the Net Purchase Payment derived from the Initial Purchase Payment will generally be accepted and credited within two business days after the later of receipt of sufficient information to issue a Contract and receipt of the Initial Purchase Payment at the Service Center. (A Net Purchase Payment is the Purchase Payment less any applicable premium taxes, including retaliatory premium taxes.) Acceptance is subject to sufficient information being provided in a form acceptable to Transamerica, and Transamerica reserves the right to reject any application or Purchase Payment. Contracts normally will not be issued with respect to Annuitants more than 80 years old, although Transamerica in its discretion may waive this restriction in certain cases.

         If the Initial Purchase Payment cannot be credited within two days of receipt of the Purchase Payment and information requesting issuance of a Contract because the information is incomplete or for any other reason, then Transamerica will contact the Owner, explain the reason for the delay and will refund the Initial Purchase Payment within five business days, unless the Owner consents to Transamerica retaining the Initial Purchase Payment and crediting it as soon as the requirements are fulfilled.

         Each Contract provides for a Free Look Period of 10 days (or longer if required by state law) after receipt of the Contract during which the Owner may cancel the Contract. To cancel, the Contract must be returned to Transamerica with a written notice of cancellation. In some states, including for some ages of Owners in some states, and in all states for IRAs, Transamerica will refund the greater of the Purchase Payments or Account Value as of the date the written notice and the Contract are received by Transamerica. In other states, the Purchase Payments allocated to the Fixed Account plus the Variable Accumulated Value will be returned with any adjustments required by applicable law or regulation (and without imposition of any Contingent Deferred Sales Load) as of the date the notice and Contract are received. Owners should consult their registered representative or investment adviser (or see their Contract) for the applicable provision.

         Additional Purchase Payments may be made at any time prior to the Annuity Date, as long as the Annuitant or Contingent Annuitant is living. Additional Purchase Payments must be at least $500, or at least $100 if made pursuant to an automatic payment plan under which the Additional Purchase Payment is automatically deducted from a bank account. In addition, minimum allocation amounts apply (see "Allocation of Purchase Payments" on page 28). Additional Net Purchase Payments are credited to the Contract as of the date the payment is received.
         Total Purchase Payments for any Contract may not exceed $1,000,000 without prior approval of Transamerica. In no event may the sum of all Purchase Payments for a Contract during any taxable year exceed the limits imposed by any applicable federal or state law, rules, or regulations.
Allocation of Purchase Payments

         The Owner specifies how Purchase Payments will be allocated under the Contract. The Owner may allocate the Net Purchase Payments between and among one or more of the Sub-Accounts of the Variable Account and the Guarantee Periods of the Fixed Account as long as the portions are whole number percentages and any allocation percentage for a Sub-Account is at least 10%. In addition, the initial allocation to any Inactive Sub-Account is subject to a minimum of $500; the initial allocation to a new Guarantee Period is subject to a minimum of $1,000. The Owner may choose to allocate nothing to a particular Sub-Account or Guarantee Period.
         With regard to the allocation of Purchase Payments during the Free Look Period for any portion of the Net Purchase Payments allocated to the Fixed Account, the amounts specified by the Contract Owner will be allocated to the Guarantee Period(s) specified by the Contract Owner. With regard to Purchase Payments allocated to the Variable Account, in most situations where the Purchase Payment allocated to the Fixed Account plus Variable Accumulation Value will be refunded upon exercise of the Free Look right, the Net Purchase Payment(s) derived from the Initial Purchase Payment(s) will be allocated between and among the Sub-Accounts of the Variable Account and the Guarantee Periods of the Fixed Account in accordance with the allocation percentages selected by the Owner. In most situationswhere the greater of Purchase Payments or Account Value will be refunded on exercise of the Free Look right (and in all states for IRAs), the Net Purchase Payment derived from the portion of Initial Purchase Payment allocated to the Variable Account will first be allocated to the Money Market Sub-Account of the Variable Account and will remain in that Sub-Account until the estimated end of the Free Look Period (allowing 5 days for delivery of the Contract by mail). The dollar value of the Variable Accumulation Units held in the Money Market Sub-Account attributable to such Net Purchase Payment will then be allocated among the Sub-Accounts of the Variable Account in accordance with the allocation percentages selected by the Owner. This initial allocation after the Free Look Period from the Money Market Sub-Account to the Sub- Account(s) selected by the Owner does not count toward the limit of 18 transfers per Contract Year.

         Each Net Purchase Payment will be subject to the allocation percentages in effect at the time of receipt of such Purchase Payment. The allocation percentages for new Purchase Payments between and among the Sub-Accounts of the Variable Account and the Guarantee Period of the Fixed Account may be changed by the Owner at any time by submitting a request for such change, in a form and manner acceptable to Transamerica, to the Service Center. Any changes to the allocation percentages are subject to the limitation above. Any change will take effect with the first Purchase Payment received with or after receipt by the Service Center of the request for such change, in a form and manner acceptable to Transamerica and will continue in effect until subsequently changed.

         If an allocation of an additional Net Purchase Payment is directed to an Inactive Sub-Account of the Variable Account, then the amount allocated must be at least $500 if an allocation of an additional Net Purchase Payment is directed to a new Guaranteed Period of the Fixed Account, then the amount allocated must be at least $1000.


ACCOUNT VALUE


         Before the Annuity Date, the Account Value is equal to: (a) the Fixed Accumulated Value plus (b) the Variable Accumulated Value. The Fixed Accumulated Value is the total dollar amount of all Guarantee Amounts held under the Fixed Account for the Contract prior to the Annuity Date. The Fixed Accumulated Value is determined without regard to any interest adjustment. The Variable Accumulated Value is the total dollar amount of all Variable Accumulation Units under each Sub-Account of the Variable Account held for the Contract prior to the Annuity Date. The Variable Accumulated Value prior to the Annuity Date is equal to: (a) Net Purchase Payments allocated to the Sub-Accounts; plus or minus
(b) any increase or decrease in the value of the assets of the Sub-Accounts due to investment results; less (c) the daily Mortality and Expense Risk Charge; less (d) the daily Administrative Expense Charge; less (e) any reductions for the annual Account Fee; plus or minus (f) amounts transferred from or to the Fixed Account; less (g) any applicable Transfer Fees and Systematic Withdrawal Option fees; and less (h) any withdrawals from the Sub-Accounts less any premium tax applicable to those withdrawals.

         A Valuation Period is the period between successive Valuation Days. It begins at the close of the New York Stock Exchange (generally 4:00 p.m. ET) on each Valuation Day and ends at the close of the New York Stock Exchange on the next succeeding Valuation Day. A Valuation Day is each day that the New York Stock Exchange is open for regular business. The value of the Variable Account assets is determined at the end of each Valuation Day. To determine the value of an asset on a day that is not a Valuation Day, the value of that asset as of the end of the next Valuation Day will be used.
         The Variable Accumulated Value is expected to change from Valuation Period to Valuation Period, reflecting the investment experience of all of the selected Portfolios as well as the deductions for charges.
         Net Purchase Payments which the Owner allocates to a Sub-Account of the Variable Account are used to purchase Variable Accumulation Units in that Sub-Account. The number of Variable Accumulation Units to be credited for each Sub-Account will be determined by dividing the portion of each Net Purchase Payment allocated to the Sub-Account by the Variable Accumulation Unit Value determined at the end of the Valuation Period during which the Net Purchase Payment was received. In the case of the Initial Net Purchase Payment, Variable Accumulation Units for that payment will be credited to the Account Value within two Valuation Days of the later of: (a) the date an acceptable and properly completed application is received at our Service Center; or (b) the date our Service Center receives the Initial Purchase Payment. In the case of any subsequent Purchase Payment, Variable Accumulation Units for that payment will be credited at the end of the Valuation Period during which Transamerica receives the payment. The value of a Variable Accumulation Unit for each Sub-Account for a Valuation Period is established at the end of each Valuation Period and is calculated by multiplying the value of that unit at the end of the prior Valuation Period by the Sub-Account's Net Investment Factor for the Valuation Period. The value of a Variable Accumulation Unit may go up or down.
         The Net Investment Factor is used to determine the value of Accumulation and Annuity Unit Values for the end of a Valuation Period. The applicable formula can be found in the Statement of Additional Information.
         Transfers involving Sub-Accounts will result in the purchase and/or cancellation of Variable Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Sub-Account. The purchase and cancellation of such units generally are made using the Variable Accumulation Unit value of the applicable Sub-Account as of the end of the Valuation Day in which the transfer is effective.

TRANSFERS

Before the Annuity Date
         Before the Annuity Date, the Owner may transfer all or any portion of the Account Value among and between the Sub-Accounts of the Variable Account and the Guarantee Periods of the Fixed Account currently being offered by

Transamerica.

         Transfers among and between the Sub-Accounts and the Guarantee Periods of the Fixed Account may be made by submitting a request, in a form and manner acceptable to Transamerica, to the Service Center. No transfers will be processed until the later of (a) 30 days after the Contract Date or (b) the estimated end of the Free Look Period (allowing 5 days for delivery of contract by mail). The transfer request must specify: (a) the Sub-Account(s) and/or Guarantee Period(s) from which the transfer is to be made; (b) the amount of the transfer, subject to the minimum transfer amount described in the Contract; and
(c) the Sub-Account(s) and/or Guarantee Period(s) to receive the transferred amount. The transfer request is subject to the following conditions: (1) not more than 18 transfers between and among the Guarantee Periods of the Fixed Account and the Sub-Accounts may be made in any Contract Year; (2) the minimum amount which may be transferred is $500; (3) the minimum transfer to an Inactive Sub-Account is $500; and (4) the minimum transfer required to establish a new Guarantee Period under the Fixed Account is $1,000. Transfers among the Sub-Accounts are also subject to such terms and conditions as may be imposed by the Portfolios.

         Currently, there is no charge for transfers. However, Transamerica reserves the right to impose a charge of the lesser of 2% of the amount transferred or $10 for each transfer after six in any Contract Year. All requests received during a single Valuation Period will be treated as a single transfer. A transfer generally will be effective on the date the request for transfer is received by the Service Center. Transfers involving the Fixed
Account are counted as transfers for purposes of assessing the Transfer Fee charge for more than six (6) transfers in a Contract Year.

         When a transfer is made from a Guarantee Period before its Expiration Date, the amount transferred will generally be subject to an interest adjustment. (See "The Fixed Account" page 24.) A transfer from a Guarantee Period made within the 30-day period ending on its Expiration Date will not be counted for the purpose of the eighteen allowable transfers per Contract Year, nor will such transfer be subject to any interest adjustment.
         If a transfer reduces the value in a Sub-Account to less than $500, then Transamerica reserves the right to transfer the remaining amount along with the amount requested to be transferred in accordance with the transfer instructions provided by the Owner. Under current law, there will not be any tax liability to the Owner if the Owner makes a transfer.
Telephone Transfers

         Transamerica will allow telephone transfers if the Owner has provided proper authorization for such transfers in a form and manner acceptable to Transamerica. Limitations and rules for these transfers will be provided to the Owner by Transamerica. Transamerica reserves the right to suspend telephone transfer privileges at any time, for some or all Contracts, for any reason. Withdrawals are not permitted by telephone.
         Transamerica will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if it follows such procedures it will not be liable for any losses due to unauthorized or fraudulent instructions. Transamerica, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures Transamerica will follow for telephone transfers may include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and/or tape recording the instructions given by telephone. Possible Restrictions

         Transamerica reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time and for any reason. For example, restrictions may be necessary to protect Owners from adverse impacts on Portfolio management of large and/or numerous transfers by market timers or others. Transamerica has determined that the movement of significant Sub-Account values from one Sub-Account to another may prevent the underlying Portfolio from taking advantage of investment opportunities because the Portfolio must maintain a significant cash position in order to handle redemptions. Such movement may also cause a substantial increase in Portfolio transaction costs which must be indirectly borne by Contract Owners. Therefore, Transamerica reserves the right to require that all transfer requests be made by the Contract Owner and not by a third party holding a power of attorney and to require that each transfer request be made by a separate communication to Transamerica. Transamerica also reserves the right to request that each transfer request be submitted in writing and be manually signed by the Contract Owner(s); facsimile transfer requests may not be allowed. Dollar Cost Averaging
         Prior to the Annuity Date, the Owner may request that amounts be automatically transferred from one (and only one) of the Sub-Accounts which invest in the Money Market or Quality Bond Portfolios (the "Source Account"), to any of the Sub-Accounts of the Variable Account on a monthly basis by submitting a request to the Service Center in a form and manner acceptable to Transamerica. Transfers may be allowed from Source Accounts in addition to the Money Market and Quality Bond Sub-Accounts and may include the shortest Guarantee Period of the Fixed Account; call the Service Center for the availability of other Source Account options. The transfers will begin the month following, but no sooner than one week following, receipt of such request, provided that

Dollar Cost Averaging transfers will not commence until the later of (a) 30 days after the Contract Date, or (b) the estimated end of the Free Look Period (allowing 5 days for delivery of the Contract by mail). Transfers will continue for twelve consecutive months unless (1) terminated by the Owner, (2) Transamerica has provided for a longer term, (3) automatically terminated by Transamerica because there are insufficient funds in the Source Account, or (4) for other reasons as set forth in the Contract. The Owner may request that monthly transfers be continued for a term then available by giving notice to the Service Center in a form and manner acceptable to Transamerica within 30 days prior to the last monthly transfer. If no request to continue the monthly transfers is made by the Owner, this option will terminate automatically with the last transfer.
         In order to be eligible for Dollar Cost Averaging, the Owner must meet the following conditions: (1) the value of the Source Account must be at least $5,000; (2) the minimum amount that can be transferred out of the Source Account is $250 per month; and (3) the minimum amount transferred into any other
Sub-Account is the greater of $250 or 10% of the amount being transferred. Dollar Cost Averaging transfers can not be made from a Source Account from which Systematic Withdrawals or Automatic Payouts are being made.
          There is no charge for the Dollar Cost Averaging service and transfers due to Dollar Cost Averaging will not count toward the number of transfers allowed without charge or the limit of 18 transfers per Contract Year. There will be no interest adjustments on Dollar Cost Averaging transfers from the Fixed Account, if allowed as a Source Account by Transamerica.
         Dollar Cost Averaging transfers may not be made to the Fixed Account. Automatic Asset Rebalancing
         After Purchase Payments have been allocated among the variable Sub-Accounts, the performance of each Sub- Account may cause this allocation to change. The Owner may instruct Transamerica to automatically rebalance the amounts in the Variable Accumulated Value by reallocating amounts among the variable Sub-Accounts, at the time, and in the percentages, specified in the Owner instructions to Transamerica and accepted by Transamerica. The Owner may elect to have the rebalancing done on an annual, semi-annual or quarterly basis. The Owner may elect to have amounts allocated among the Sub-Accounts using whole percentages, with a minimum of 10% allocated to each Sub-Account.
         The Owner may elect to establish, change or terminate the Automatic Asset Rebalancing by submitting a request to the Service Center in a form and manner acceptable to Transamerica. Automatic Asset Rebalancing will not count towards the limit of 18 transfers in a Contract Year. There is currently no charge for the Automatic Asset Rebalancing, however, Transamerica reserves the right to charge a nominal amount for this feature. Transamerica reserves the right to discontinue offering Automatic Asset Rebalancing any time for any reason. After the Annuity Date
         If a Variable Annuity Payout Option is elected, the Owner may make transfers among Sub-Accounts after the Annuity Date by giving a request to the Service Center in a form acceptable to Transamerica, subject to the following provisions: (1) transfers after the Annuity Date may be made no more than four times during any Annuity Year; and (2) the minimum amount transferred from one Sub-Account to another is the amount supporting a then current $75 monthly payment.

         Transfers  among  Sub-Accounts   during  the  Annuity  Period  will  be
processed based on the formula outlined in the Statement of Additional Information.

CASH WITHDRAWALS

Withdrawals

         The Owner may withdraw all or part of the Cash Surrender Value for a Contract at any time during the life of the Annuitant(s) and prior to the Annuity Date by giving a written request to the Service Center and subject to the rules below. Federal or state laws, rules or regulations may also apply. No Withdrawals may be made after the Annuity Date. The amount payable to the Owner if the Contract is surrendered on or before the Annuity Date is the Cash Surrender Value which is equal to the Account Value, less the Account Fee, less any interest adjustment, less any applicable Contingent Deferred Sales Load, and less applicable premium taxes. If the Account Value exceeds $50,000 on the date the Contract is surrendered, and where permitted by state law, the Account Fee will be waived.
         Partial withdrawals must be at least $500. In some states, only one partial withdrawal will be permitted while the Systematic Withdrawal Option is in effect. In other states, no partial withdrawals will be permitted while the Systematic Withdrawal Option is in effect.

         In the case of a partial withdrawal, the Owner may direct the Service Center to withdraw amounts from specific Sub-
Account(s) and/or from the Fixed Account. If the Owner does not specify the Sub-Account(s) from which the withdrawal is to be made, the withdrawal will be taken pro rata from all Sub-Accounts of the Variable Account with current values. If the requested withdrawal reduces the value of a Sub-Account from which the withdrawal was made to less than $500, Transamerica reserves the right to transfer the remaining value of that Sub-Account pro rata among the other Active Sub-Accounts with values equal to or greater than $500. If no such Sub-Accounts exist, such transfer will be made to the Money Market Sub-Account. The Owner will be notified in writing of any such transfer.

         A partial withdrawal request will not be processed if it would reduce the Account Value to less than $2,000. In that case, the Owner will be notified that he or she will have 10 days from the date notice is mailed to: (a) withdraw a lesser amount (subject to the $500 minimum), leaving an Account Value of at least $2,000; or (b) surrender the Contract for its Cash Surrender Value. (Amounts payable will be determined as of the end of the Valuation Period during which the subsequent instructions are received.) If, after the expiration of the 10-day period, no written election is received from the Owner, the withdrawal request will be considered null and void, and no withdrawal will be processed.
         A full surrender will result in a cash withdrawal payment equal to the Cash Surrender Value at the end of the Valuation Period during which the election is received along with all completed forms. Any applicable Contingent Deferred Sales Load will be deducted from the amount paid.
         The Account Fee, unless waived, will be deducted from a full surrender before the application of any Contingent Deferred Sales Load (see "Charges and Deductions" page 35).

         Withdrawals may be taxable transactions. The Code requires Transamerica to withhold federal income tax from withdrawals. Generally, an Owner will be entitled to elect, in writing, not to have tax withholding apply. Withholding applies to the portion of the withdrawal which is includible in income and subject to federal income tax. The federal income tax withholding rate is currently 10% of the taxable amount of the withdrawal. Withholding applies only if the taxable amount of the withdrawal is at least $200. Some states also require withholding for state income taxes. Moreover, the Code provides that a 10% penalty tax may be imposed on the taxable portions of distributions for certain early withdrawals. (See "Federal Tax Matters" page 41.)

         Withdrawal (including surrender) requests generally will be processed as of the end of the Valuation Period during which the request, including all completed forms, is received. Payment of any cash withdrawal or lump sum death benefit due from the Variable Account will occur within seven days from the date the election is received, except that Transamerica may postpone such payment if:
(1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the Commission, or the Commission requires that trading be restricted; or (3) the Commission permits a delay for the protection of Owners. The withdrawal request will be effective when all appropriate withdrawal request forms are received. Payments of any amounts derived from a Purchase Payment paid by check may be delayed until the check has cleared the Owner's bank.

         When a withdrawal is made from a Guarantee Period before its Expiration Date, the amount withdrawn will generally be subject to an interest adjustment. (See "Interest Adjustment" page 24.)

         Transamerica may delay payment of any withdrawal from the Fixed Account for up to six months after Transamerica receives the request for such withdrawal. If Transamerica delays payment for more than 30 days, Transamerica will pay interest on the withdrawal amount up to the date of payment. (See "The Fixed Account" page 24.)
         SINCE  THE  OWNER  ASSUMES  THE  INVESTMENT  RISK AND  BECAUSE
CERTAIN
WITHDRAWALS  ARE SUBJECT TO A CONTINGENT  DEFERRED  SALES LOAD,
THE TOTAL AMOUNT
PAID UPON SURRENDER OF THE CONTRACT (TAKING INTO ACCOUNT ANY
PRIOR  WITHDRAWALS)
MAY BE MORE OR LESS THAN THE TOTAL PURCHASE PAYMENTS PAID.
         After a withdrawal of the total Cash Surrender Value, or at any time that the Account Value is zero, all rights of the Owner will terminate.
         An Owner may elect, under the Systematic Withdrawal Option or Automatic Payout Option (but not both), to withdraw certain amounts on a periodic basis from the Sub-Accounts prior to the
 Annuity Date.
Systematic Withdrawal Option

         Prior to the Annuity Date, the Owner, by giving Written Notice to the Service Center, may elect to have withdrawals automatically made from one or more Sub-Account(s) of the Variable Account on a monthly basis. (Other distribution modes may be permitted.) The withdrawals will commence the month following, but no sooner than one week following, receipt of Written Notice, except that they will not commence sooner than the later of (a) 30 days after the Contract Date or (b) the end of the Free Look Period. Upon written notice to the Owners, Transamerica may change the day of the month on which withdrawals are made under this option. Withdrawals will be from the Sub-Account(s) and in the percentage allocations specified by the Owner. If no specifications are made, withdrawals will be pro-rata from all Sub-Account(s) with value. Systematic Withdrawals can not be made from a Sub-Account from which Dollar Cost Averaging transfers are being made.
         To be eligible for the Systematic Withdrawal Option, the Account Value must be at least $12,000 at the time of election. The minimum monthly amount that can be withdrawn is $100. The maximum monthly amount that can be withdrawn on an annual basis is equal to the sum, as of the date of the first withdrawal, of (a) 10% of Purchase Payments that are less than seven Contract Years old and (b) 10% of remaining Purchase Payments that are at least seven Contract Years old.
         Systematic withdrawals are not subject to the Contingent Deferred Sales Load but can be reduced by any applicable premium tax.  Systematic withdrawals may be taxable, subject to withholding, and subject to the 10% penalty tax. (See
"Federal Tax Matters" page 41.)

         The systematic withdrawals will continue unless terminated by the Owner or automatically terminated by Transamerica as set forth in the Contract. If this option is terminated it may not be elected again until the next Contract Anniversary. In some states, no partial withdrawal may be made while the Systematic Withdrawal Option is in effect and any partial withdrawal will automatically terminate the Systematic Withdrawal Option and any portion of such partial withdrawal, which exceeds the Allowed Amount for withdrawals after the first withdrawal in a Contract Year will be subject to a Contingent Deferred Sales Load (see page 40). In other states, only one partial withdrawal can be made while the Systematic Withdrawal Option is in effect and more than one partial withdrawal while this option is in effect will automatically terminate the Systematic Withdrawal Option and the amounts taken as the first and second partial withdrawals which exceed the Allowed Amount for withdrawals after the first withdrawal in a Contract Year, will be subject to a Contingent Deferred Sales Load (see page ).
         Transamerica reserves the right to impose an annual fee of an amount not to exceed $25 per Contract year for administrative expenses associated with processing the systematic withdrawals. This fee, which is currently waived, will be deducted from each systematic withdrawal in equal installments during a Contract Year.
         The Systematic Withdrawal Option is not available with respect to the Fixed Account. Consult your tax adviser and, if applicable, the particular retirement plan, before requesting withdrawals from a Qualified Contract. There may be severe restrictions with regard to withdrawals from Qualified Contracts.
Automatic Payout Option
         Prior to the Annuity Date, the Owner may elect the Automatic Payout Option ("APO") to satisfy minimum distribution requirements under the Code for Qualified Contracts, including under Section 408(b)(3) of the Code with regard to IRA's. See the Automatic Payout Option discussion under Qualified Plans on page 41.


DEATH BENEFIT


         If an Owner or Annuitant dies before the Annuity Date, a death benefit is payable.
         The death benefit will be equal to the greatest of (1) the Account Value, (2) the greatest Account Value determined as of the seventh Contract Anniversary and at each succeeding Contract Anniversary occurring at subsequent seven year intervals thereafter, adjusted for any subsequent Purchase Payments paid by the Owner (less the sum of all subsequent withdrawals and any premium taxes applicable to those withdrawals), or (3) the sum of all Purchase Payments, less withdrawals and any premium taxes applicable to those withdrawals, plus interest thereon equal to a 5% annual effective rate, credited on a daily basis up to (i) the Contract Anniversary following the earlier of any Owner's or Annuitant's 75th birthday, or (ii) the date the sum of all Purchase Payments, (less the sum of all withdrawals and any premium taxes), together with credited interest, has grown to two times the amount of all Purchase Payments (less all withdrawals and any premium taxes) as a result of such interest accumulation, if earlier. For Contracts purchased by any Owner or with an Annuitant age 75 or older, the death benefit available under option three above will be the sum of all Purchase Payments, less withdrawals and any premium taxes applicable to these withdrawals.


         The death benefit will be determined as of the end of the Valuation Period during which the later of (a) Proof of Death of the Owner or Annuitant is received by the Service Center and (b) a written notice of the method of settlement elected by the Beneficiary is received at the Service Center. If no settlement method is elected, the death benefit will be paid no later than one year after the date of death. No Contingent Deferred Sales Load will apply. Until the death benefit is paid, the Account Value allocated to the Variable Account will remain in the Sub-Accounts as previously specified by the Owner or in the Sub-Accounts as reallocated pursuant to instructions received by Transamerica from all Beneficiaries. Therefore, the value of the Variable Account will fluctuate with investment performance of the applicable Sub-Account(s), and accordingly, the amount of the death benefit depends on the Account Value at the time the death benefit is paid.
         There is no extra charge for the death benefit, and it applies automatically (i.e. no election by the Owner is necessary).
Payment of Death Benefit

         The death benefit is generally payable upon receipt of Proof of Death of the Annuitant or Owner. Where the Owner is not an individual, the death benefit is generally payable upon receipt of Proof of Death of the Annuitant. Upon receipt of this proof and an election of a method of settlement, the death benefit generally will be paid within seven days, or as soon thereafter as Transamerica has sufficient information about the Beneficiary to make the payment. The Beneficiary may receive the amount payable in a lump sum cash benefit or, subject to any limitations under any state or federal law, rule, or regulation, under one of the Annuity Forms unless a settlement agreement is effective under the Contract preventing such election. If no settlement method is elected within one year of the date of death, the death benefit will be paid in a lump sum. The payment of the death benefit may be subject to certain distribution requirements under the federal income tax laws. (See "Federal Tax Matters" page 41.) Designation of Beneficiaries
         The Owner may select one or more Beneficiaries and name them in a form and manner acceptable to Transamerica. If the Owner selects more than one Beneficiary, unless otherwise indicated by the Owner they will share equally in any death benefits payable in the event of the Annuitant's death before the Annuity Date if there is no Contingent Annuitant, or the Owner's death if there is no Joint Owner and the Owner is an individual other than the annuitant. Different Beneficiaries may be named with respect to the Annuitant's death (Annuitant's Beneficiary) and the Owner's death (Owner's Beneficiary). Before the Annuitant's death, the Owner may change the Beneficiary by notice to the Service Center. The Owner may also make the designation of Beneficiary irrevocable by sending notice to and obtaining approval from the Service Center. Irrevocable Beneficiaries may be changed only with the written consent of the designated Irrevocable Beneficiaries, except to the extent required by law.
         The interest of any Beneficiary who dies before the Owner or Annuitant will terminate at the death of the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after, the death of the Owner or Annuitant will also terminate if no benefits have been paid unless the Contract has been endorsed to provide otherwise. The benefits will then be paid as though the Beneficiary had died before the Owner or Annuitant. If the interest of all Beneficiaries has terminated, any benefits payable will be paid to the Owner's or Owners' estate.

         Transamerica may rely on an affidavit by any responsible person in determining the identity or non-existence of any Beneficiary not identified by name.
Death of Annuitant Prior to the Annuity Date

         If the Annuitant dies prior to the Annuity Date and the Annuitant is not an Owner and there is no Contingent Annuitant, a death benefit under the Contract relating to that Annuitant will be paid to the Annuitant's Beneficiary. If there is a Contingent Annuitant, then upon the death of the Annuitant the Contingent Annuitant will become the Annuitant and no death benefit will be paid at that time. Death of Owner Prior to the Annuity Date
         If an Owner die before the Annuity Date, a death benefit will be paid to that Owner's Beneficiary. If the Contract has Joint Owner's, the surviving Joint Owner will be the Owner's Beneficiary. If the surviving Owner's Beneficiary is the deceased Owner's spouse, then that spouse may elect to treat the Contract as his or her own or receive payment of the Death Benefit. The payment of the death benefit may be subject to certain distribution requirements under the federal income tax laws. (See "Federal Tax Matters," page 41.)

Death of Annuitant or Owner After the Annuity Date

         If the Annuitant or an Owner dies after the annuity starts, the remaining undistributed portion, if any, of the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such death. Under some Annuity Forms, there will be no death benefit. If the Owner is not the Annuitant, upon an Owner's death, any remaining ownership rights will pass to the Owner's Beneficiary.


CHARGES AND DEDUCTIONS

         No deductions are made from Purchase Payments except for any applicable premium taxes. Therefore, the full amount, less any premium taxes, of the Purchase Payments are invested in one or more of the Sub-Accounts of the Variable Account and/or in the Guarantee Periods of the Fixed Account.
         As more fully described below, charges under the Contract are assessed in three ways: (1) as deductions for the

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Account (or Annuity) Fees, any Transfer Fees, any Systematic  Withdrawal  Option
or Asset Rebalancing fees, any interest adjustment (for withdrawals from the Fixed Account) and, if applicable, for premium taxes; (2) as charges against the assets of the Variable Account for the assumption of mortality and expense risks and administrative expenses; and (3) as Contingent Deferred Sales Loads. In addition, certain deductions are made from the assets of the Portfolios for investment management fees and expenses. These fees and expenses are described in the Funds' prospectuses and in their statements of additional information. Contingent Deferred Sales Load
         No deduction for sales charges is made from Purchase Payments (although premium tax may be deducted). However, a Contingent Deferred Sales Load of up to 6% of Purchase Payments made may be imposed on certain withdrawals or surrenders from the Account Value to partially cover certain expenses incurred by Transamerica relating to the sale of the Contract, including commissions paid to salespersons, the costs of preparation of sales literature and other promotional costs and acquisition expenses.

         The Contingent Deferred Sales Load percentage varies according to the number of Contract Years between the Contract Year in which a Net Purchase Payment was credited to the Contract and the Contract Year in which the withdrawal is made. The amount of the Contingent Deferred Sales Load is determined by multiplying the amount withdrawn subject to the Contingent Deferred Sales Load by the Contingent Deferred Sales Load percentage in accordance with the following table. In no event shall the aggregate Contingent Deferred Sales Load assessed against the Contract exceed 6% of the aggregate Purchase Payments.


Number of                                            Contingent Deferred
Contract Years                                       Sales Load As a
Since Receipt of Each                                Percentage of
Purchase Payment                                              Purchase Payment
Less than one year                                                         6%
1 year but less than 2 years                                               6%
2 years but less than 3 years                                              5%
3 years but less than 4 years                                              5%
4 years but less than 5 years                                              4%
5 years but less than 6 years                                              4%
6 years but less than 7 years                                              2%
7 or more years                                             0%

         The Owner may make withdrawals from the Account Value up to the "Allowed Amount" (described below) without incurring a Contingent Deferred Sales Load each Contract Year before the Annuity Date. During the first Contract Year, the Allowed Amount is equal to accumulation earnings not previously withdrawn. For the first withdrawal, and only the first withdrawal, in a Contract Year after the first Contract Year, the available Allowed Amount is equal to the sum of: (a) all Purchase Payments not previously withdrawn and received at least seven Contract Years before the date of withdrawal; plus (b) the greater of (i) the accumulated earnings not previously withdrawn or (ii) 15% of Purchase Payments received at least one but less than seven complete Contract Years before the date of withdrawal not reduced to take into account any withdrawals deemed to be made from such purchase payments. For withdrawals after the first withdrawal in a Contract Year after the first Contract Year, the available Allowed Amount is equal to the sum of: (a) all Purchase Payments, not previously withdrawn and received at least seven complete Contract Years before the date of withdrawal; plus (b) accumulated earnings not previously withdrawn. Withdrawals will always be made first from accumulated earnings, and then from Purchase Payments on a first in first out basis. Therefore, accumulation earnings could be withdrawn as part of the first withdrawal in a Contract Year and, therefore, not be available for withdrawals made later that Contract Year. If an Allowed Amount is not withdrawn during a Contract Year, it does not carry over to the next Contract Year. However, accumulated earnings, if any, in an Owner's Account Value are always available as the Allowed Amount. No withdrawals are allowed with regard to Purchase Payments made by a check which has not cleared. A withdrawal not subject to a Contingent Deferred Sales Load will generally receive an interest adjustment if made from a Guarantee Period before its expiration (see "Interest Adjustment" page ).
         Some Contract Owners may hold Contracts which, when originally issued, provided for an Allowed Amount which was equal to the sum of (1) all Purchase Payments, not previously withdrawn and held more then seven Contract Years plus
(2) 10% of Purchase Payments held between one and seven Contract Years not reduced by any withdrawals made from such Purchase Payments. Under these Contracts, withdrawals were made first to Purchase Payments (on a first in first out basis). The Allowed Amount applicable to these Contract Owners will be determined by whichever formula provides them with the larger amount available, for full surrenders only, without a Contingent Deferred Sales Load.

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         No Contingent Deferred Sales Load will be charged on the Allowed Amount if a Contract is surrendered and the Owner was eligible to withdraw the amount without charge but had not made such a withdrawal during the Contract Year in which the date of surrender occurs. In addition, no Contingent Deferred Sales Load is assessed: (a) upon annuitization after the first three Contract Years to an option involving life contingencies; (b) upon payment of the Death Benefit;
(c) upon transfers of Account Value among and between the Sub-Accounts of the Variable Account and the Guarantee Periods of the Fixed Account; (d) under the Systematic Withdrawal Option; (e) or, in some circumstances, under the Automatic Payout Option. Any applicable Contingent Deferred Sales Load will be deducted from the amount requested for both partial withdrawals and full surrenders. The Contingent Deferred Sales Load and any premium tax applicable to a withdrawal from the Fixed Account will be deducted from the amount withdrawn after the interest adjustment, if any, is applied and before payment is made to the Owner.
         The Contingent Deferred Sales Load arising from a withdrawal or surrender of the Contract will be waived if the Owner receives extended medical care in a licensed hospital or nursing care facility for a least 45 days (30 days for Contracts issued in Pennsylvania) during any continuous 60 day period beginning on or after the first Contract Anniversary and the request for the withdrawal or surrender, together with proof of such extended care, is received at the Service Center during the term of such care or within 90 days after the last day upon which the Owner received such extended care. This waiver of the Contingent Deferred Sales Load may not be available in all states and does not apply if the Owner is receiving extended medical care in a licensed hospital or nursing care facility at the time the Owner applied for the Contract or at the Contract Date.
         Additionally, in some states, the Contingent Deferred Sales Load arising from a withdrawal or surrender of the Contract will be waived if the Owner is diagnosed with a terminal illness, reasonably expected to result in death within twelve months, after the first Contract Year. Proof of the terminal illness must be received by the Service Center at the time the withdrawal or surrender request is received. Administrative Charges
         At the end of each Contract Year before the Annuity Date, Transamerica deducts an annual Account Fee as partial compensation for expenses relating to the issue and maintenance of the Contract, and the Variable Account. The annual Account Fee is equal to the lesser of $30 or 2% of the Account Value. The Account Fee may be changed upon 30 days advance written notice, but in no event may it exceed the lesser of $60 or 2% of the Account Value. Such increases in the Account Fee will apply only to future deductions after the effective date of the change. If the Contract is surrendered on other than the end of a Contract Year, the Account Fee will be deducted in full at the time of such surrender. The Account Fee will be deducted on a pro rata basis from each Sub-Account in which the Account is invested at the time of such deduction. If the entire Account is in the Fixed Amount, then the annual Account Fee will be deducted on a pro rata basis from all Guarantee Periods under the Fixed Account. The Account Fee for a Contract Year may be waived if the Account Value exceeds $50,000 on the last business day of that Contract Year or as of the date the Contract is surrendered. This waiver of the Account Fee may not be available in all states.

         After the Annuity Date, an annual Annuity Fee of $30 will be deducted in equal amounts from each Variable Annuity

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Payment  made during the year ($2.50 each month if monthly  payments).  This fee will  not be  changed.  No  Annuity  Fee will be  deducted  from  Fixed  Annuity
Payments.

         Transamerica also makes a deduction (the Administrative Expense Charge) from the Variable Account at the end of each Valuation Period (both before and after the Annuity Date) at an effective current annual rate of 0.15% of assets held in each Sub-Account for those administrative expenses attributable to the Contract and the Variable Account which exceed the revenues received from the Account Fee, any Transfer Fee, and any fee imposed for Systematic Withdrawals. Transamerica has the ability to increase or decrease this charge, but the charge is guaranteed not to exceed 0.25%. Transamerica will provide 30 days written notice of any change in fees. The administrative charges do not bear any relationship to the actual administrative costs of a particular Contract. The Administrative Expense Charge is reflected in the Variable Accumulation or Variable Annuity Unit Values for each Sub-Account. Mortality and Expense Risk Charge
         Transamerica imposes a charge called the Mortality and Expense Risk Charge to compensate it for bearing certain mortality and expense risks under the Contract. For assuming these risks, Transamerica makes a daily charge equal to .003403% corresponding to an effective annual rate of 1.25% of the value of the net assets in the Variable Account. This charge is imposed before the Annuity Date and if an Annuity Purchase Amount is applied to a Variable Payment Option, also after the Annuity Date. Transamerica guarantees that this charge of 1.25% will never increase.

         The Mortality and Expense Risk Charge is reflected in the Variable Accumulation and Variable Annuity Unit Values for each Sub-Account.
         Variable Accumulated Values and Variable Annuity Payments are not affected by changes in actual mortality experience incurred by Transamerica. The mortality risks assumed by Transamerica arise from its contractual obligations to make Annuity Payments (determined in accordance with the annuity tables and other provisions contained in the Contract) and to pay death benefits prior to the Annuity Date. Thus Owners are assured that neither the Annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the Annuity Payments under the Contract.
         Transamerica also bears substantial risk in connection with the death benefit before the Annuity Date, since it will pay a death benefit that may exceed the Cash Surrender Value. In this way, Transamerica bears the risk of unfavorable experience in the Sub-Accounts.
         The expense risk assumed by Transamerica is the risk that Transamerica's actual expenses in administering the Contracts and the Variable Account will exceed the amount recovered through the Administrative Expense Charge, Account Fees, Transfer Fees and any fees imposed for Systematic Withdrawals.
         If the Mortality and Expense Risk Charge is insufficient to cover actual costs and risks assumed, the loss will fall on Transamerica. Conversely, if this charge is more than sufficient, any excess will be profit to Transamerica. Currently, Transamerica expects a profit from this charge.
         Transamerica anticipates that the Contingent Deferred Sales Load will not generate sufficient funds to pay the cost of distributing the Contracts. To the extent that the Contingent Deferred Sales Load is insufficient to cover the actual cost of Contract distribution, the deficiency will be met from Transamerica's general corporate assets which may include amounts, if any, derived from the Mortality and Expense Risk Charge. Premium Taxes
         Transamerica may be required to pay premium or retaliatory taxes currently ranging from 0% to 3.5% in connection with Purchase Payments or values under the Contracts. Depending upon applicable state law, Transamerica may deduct the premium taxes which are payable with respect to a particular Contract from the Purchase Payments, from amounts withdrawn, or from amounts applied on the Annuity Date. In some states, charges for both direct premium taxes and retaliatory premium taxes may be imposed at the same or different times with respect to the same Purchase Payment, depending upon applicable state law.

         In certain limited circumstances, a broker-dealer or other entity distributing the Contracts may elect to pay to
Transamerica an amount equal to the premium taxes that would otherwise be attributable to that entity's customers. In such cases, Transamerica will not impose a premium tax charge on those Contracts. Transfer Fees
         Transamerica   currently  does  not  charge  for  transfers   including
Automatic Asset Rebalancing. However, Transamerica may impose a fee for each transfer in excess of the first six in a single Contract Year. Transamerica will deduct the charge from the amount transferred. This fee would be no more than $10 and would be used to help cover Transamerica's costs of processing transfers. Currently, no fee is charged for Automatic Asset Rebalancing. However, Transamerica reserves the right to impose a nominal fee.

Systematic Withdrawal Option
         Transamerica reserves the right to impose an annual fee of an amount not to exceed $25 for administrative expenses associated with processing systematic withdrawals. This fee, which is currently waived, will be deducted from each systematic withdrawal in equal installments during a Contract Year.
Taxes
         Under present laws, Transamerica will incur state or local taxes (in addition to the premium taxes described above) in several states. No charges are currently made for taxes other than state premium taxes. However, Transamerica reserves the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that Transamerica determines to be attributable to the Contracts. Portfolio Expenses
         The value of the assets in the Variable Account reflects the value of Portfolio shares and therefore the fees and expenses paid by each Portfolio. A complete description of the fees, expenses, and deductions from the Portfolios are found in the Funds' prospectuses. (See "The Funds" page 21.)
Interest Adjustment
         For a description of the interest adjustment applicable to early withdrawals and transfers from the Guarantee Periods of the Fixed Account, see "The Fixed Account" page 24.

ANNUITY PAYMENTS

Annuity Date

         Initially, the Annuity Date is selected by the Owner at the time the Initial Purchase Payment is made. Thereafter, the Annuity Date may be changed from time to time by the Owner by giving notice, in a form and manner acceptable to Transamerica, to the Service Center, provided that notice of each change is received by the Service Center at least thirty (30) days prior to the then-current Annuity Date. The Annuity Date must not be earlier than the third Contract Anniversary, except for IRAs. The latest Annuity Date which may be elected is the later of (a) the first day of the calendar month immediately preceding the month of the Annuitant's 85th birthday, or (b) the first day of the month coinciding with or next following the tenth Contract Anniversary. This Annuity Date extension to the tenth Contract Anniversary may not be available in all states.
         The Annuity Date must be the first day of a calendar month. The first Annuity Payment will be made on the first day of the month immediately following the Annuity Date.
Annuity Payment

         The Annuity Date is the date that the Annuity Purchase Amount is applied to provide the Annuity Payments under the Contract under the selected Annuity Form and Payment Option, unless the entire Account Value has been withdrawn or the death benefit has been paid to the Beneficiary prior to that date. The Annuity Purchase Amount is the Account Value, less any interest adjustment, less any applicable Contingent Deferred Sales Load and less any applicable premium taxes. Any Contingent Deferred Sales Load will be waived if values are applied to an Annuity Form involving life contingencies on or after the third Contract Anniversary.
         If the amount of the monthly Annuity Payment from any of the Payment Options selected by the Owner would result in a monthly annuity payment of less than $150, or if the Annuity Purchase Amount is less than $5,000, Transamerica reserves the right to offer a less frequent mode of payment or pay the Cash Surrender Value in a cash payment. Monthly Annuity Payments from the Variable Annuity Payment Option will further be subject to a minimum monthly annuity of $75 from each Sub-Account of the Variable Account from which such payments are made.
         The Owner may choose from the Annuity Forms below. Transamerica may consent to other plans of payment before the Annuity Date. For Annuity Forms involving life income, the actual age and/or sex of the Annuitant, or a Joint or Contingent Annuitant will affect the amount of each payment. Sex-distinct rates generally are not allowed under certain Qualified Contracts. Transamerica reserves the right to ask for satisfactory proof of the Annuitant's (or Joint or Contingent Annuitant's) age. Transamerica may delay Annuity Payments until satisfactory proof is received. Since payments to older Annuitants are expected to be fewer in number, the amount of each Annuity Payment shall be greater for older Annuitants than for younger Annuitants.
         The Owner may choose from the two Annuity Payment Options described below. The Annuity Date and Annuity Forms available for Qualified Contracts may also be controlled by endorsements, the plan or applicable law.
         A portion or the entire amount of the Annuity Payments may be taxable as ordinary income. If, at the time the Annuity Payments begin, Transamerica has not received a proper written election not to have federal income taxes withheld,

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Transamerica  must by law withhold  such taxes from the taxable  portion of such annuity payments and remit that amount to the federal government. Federal income tax withholding is mandatory for certain distributions from Section 401 retirement plans and 403(b) annuities. State income tax withholding may also apply. (See "Federal Tax Matters" page 41.)
Election of Annuity Forms and Payment Options
         The Annuity Form and Payment Option for each Contract is set as a 120 month period certain and life Annuity Form, under the Variable Payment Option.
         Before the Annuity Date, and while the Annuitant is living, the Owner may, by Written Request, change the Annuity Form or Annuity Payment Option or may request payment of the Cash Surrender Value for the Contract. The request for change of the Annuity Date or Annuity Payment Option must be received by the Service Center at least 30 days prior to the Annuity Date.
         In the event that an Annuity Form and Payment Option is not selected at least 30 days before the Annuity Date,
Transamerica will make Variable Annuity Payments in accordance with the 120 month period certain and life Annuity Form and the applicable provisions of the Contract.
Annuity Payment Options
         The Annuity Forms may be paid under Fixed or Variable Annuity Payment Options. Under the Fixed Annuity Payment Option, the amount of each payment will be determined on the Annuity Date and will not subsequently be affected by the investment performance of the Sub-Accounts. Under the Variable Annuity Payment Option, the Annuity Payments, after the first Annuity Payment, will reflect the investment experience of the Sub-Account or Sub-Accounts chosen by the Owner.

         Owners may elect a Fixed Annuity, a Variable Annuity, or a combination of both (in 25% increments of the Annuity Purchase Amount). If the Owner elects a combination, he or she must specify what part of the Annuity Purchase Amount is to be applied to the Fixed and Variable Payment Options. Unless specified otherwise, the applied Annuity Purchase Amount will be used to provide a Variable Annuity. In this event, the initial allocation of Variable Annuity Units to the Variable Sub-Accounts will be in the proportion of the Account
Value to the value in the Sub-Accounts on the Annuity Date. Fixed Annuity Payment Option

         A Fixed Annuity provides for Annuity Payments which will remain constant pursuant to the terms of the Annuity Form elected. If a Fixed Annuity is selected, the portion of the Annuity Purchase Amount used to provide the Fixed Annuity will be transferred to the general account assets of Transamerica, and the amount of Annuity Payments will be established by the fixed annuity provisions selected and the age and sex (if sex-distinct rates are allowed by law) of the Annuitant and will not reflect investment experience after the Annuity Date. The Fixed Annuity Payment amounts are determined by applying the Annuity Purchase Rate specified in the Contract to the portion of the Annuity Purchase Amount applied to the Fixed Annuity Option by the Owner. Payments may vary after the death of the Annuitant under some Annuity Options; the amounts of these variances are fixed on the Annuity Date. Variable Annuity Payment Option
         A Variable Annuity provides for payments that vary in dollar amount, based on the investment performance of the selected Sub-Account(s) of the Variable Account. The Variable Annuity Purchase Rate Tables in the Contract reflect an assumed annual interest rate of 4%, so if the actual net investment performance of the Sub-Account(s) is less than this rate, then the dollar amount of the actual Annuity Payments will decrease. If the actual net investment performance of the Sub-Account(s) is higher than this rate, then the dollar amount of the actual Annuity Payments will increase. If the net investment performance exactly equals the 4% rate, then the dollar amount of the actual Annuity Payments will remain constant.
         Variable Annuity Payments will be based on the Sub-Accounts selected by the Owner, and on the allocations among the Sub-Accounts.
         For further details as to the determination of Variable Annuity Payments, see the Statement of Additional Information.

Annuity Forms
         The Owner may choose any of the Annuity Forms described below. Subject to approval by Transamerica, the Owner may select any other Annuity Forms then being offered by Transamerica.
         (1) Life Annuity. Payments start on the first day of the month immediately following the Annuity Date, if the Annuitant is living. Payments end with the payment due just before the Annuitant's death. There is no death benefit under this form. It is possible that only one payment will be made under this form if the Annuitant dies before the second payment is due; only two payments will be made if the Annuitant dies before the third payment is due, and so forth.
         (2) Life and Contingent Annuity. Payments start on the first day of the month immediately following the Annuity
Date, if the Annuitant is living. Payments will continue for as long as the Annuitant lives. After the Annuitant dies, payments will be made to the Contingent Annuitant, if living, for as long as the Contingent Annuitant lives. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. Payments will end with the payment due just before the death of the Contingent Annuitant. There is no death benefit after both die. If the Contingent Annuitant does not survive the Annuitant, payments will end with the payment due just before the death of the Annuitant. It is possible that only one payment or very few payments will be made under this form, if the Annuitant and Contingent Annuitant die shortly after payments begin.
         The  written  request  for this  form  must:  (a)  name the  Contingent
Annuitant; and (b) state the percentage of payments for the Contingent Annuitant. Once Annuity Payments start under this Annuity Form, the person named as Contingent Annuitant for purposes of being the measuring life, may not be changed. Transamerica will require proof of age for the Annuitant and for the Contingent Annuitant before payments start.
         (3) Life Annuity With Period Certain. Payments start on the first day of the month immediately following the Annuity
Date, if the Annuitant is living. Payments will be made for the longer of: (a) the Annuitant's life; or (b) the period certain.
The period certain may be 120 or 180 or 240 months, but in no event may it exceed the life expectancy of the Annuitant.
         If the Annuitant dies after all payments have been made for the period certain, payments will cease with the payment due just before the Annuitant's death. No benefit will then be payable to the Annuitant's Beneficiary.
         If the Annuitant dies during the period certain, the rest of the period certain payments will be made to the Annuitant's Beneficiary, unless the Owner provides otherwise. The Owner may elect to have the commuted value of these payments paid in a single sum. Transamerica will determine the commuted value by discounting the rest of the payments at the then current rate of interest used for commuted values.
         If the Owner does not elect to have the commuted value paid in a single sum after the Annuitant's death, the Owner may designate a Payee to receive any remaining payments payable if the Annuitant's Beneficiary dies before all of the payments under the period certain have been made. If the Annuitant's Beneficiary dies before receiving all of the remaining period certain payments and a designated Payee does not survive the Annuitant's Beneficiary for at least 30 days, then the remaining payments will be paid to the Owner, if living, otherwise in a single sum to the Owner's estate.
         The written request for this form must: (a) state the length of the period certain; and (b) name the Annuitant's
Beneficiary.

         (4) Joint and Survivor Annuity. Payments will be made, starting on the first day of the month immediately following the Annuity Date, if and for as long as the Annuitant and Joint Annuitant are living. After the Annuitant or Joint Annuitant dies, payments will continue as long as the survivor lives. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. It is possible that only one payment or very few payments will be made under this form if the Annuitant and Joint Annuitant both die shortly after payments begin.

         The written request for this form must: (a) name the Joint Annuitant; and (b) state the percentage of continued payments for the survivor. Once payments start under this Annuity Form, the person named as Joint Annuitant, for the purpose of being the measuring life, may not be changed. Transamerica will need proof of age for the Joint Annuitant before payments start.
         (5) Other Forms of Payment. Benefits can be provided under any other Annuity Form not described in this section subject to Transamerica's agreement and any applicable state or federal law or regulation. Requests for any other Annuity Form must be made in writing to the Service Center at least 30 days before the Annuity Date.
         Once payments start under the Annuity Form and Payment Option selected by the Owner: (a) no changes can be made in the Annuity Form and Payment Option;
(b) no additional Purchase Payment will be accepted under the Contract; and (c) no further withdrawals will be allowed.
         The Owner may, at any time after the Annuity Date by written notice to us at our Service Center, change the Payee of annuity benefits being provided under the Contract. The effective date of change in Payee will be the later of: (a) the date we receive the Written Request for such change; or (b) the date specified by the Owner. If the Contract is issued as an IRA,
the Owner may not change the Payee on or after the Annuity Date.
Alternate Fixed Annuity Rates
         The amount of any Fixed  Annuity  Payments  will be  determined  on the
Annuity Date by using either the guaranteed fixed annuity rates or Transamerica's current single premium fixed annuity rates at the time, whichever would result in a higher amount of monthly Fixed Annuity Payments.

QUALIFIED CONTRACTS

         The   Contracts   may  be  used  to  fund  IRA   rollovers   and,  with
Transamerica's prior permission, to fund contributory IRA's, for use in connection with Section 408(b) of the Code. A rollover IRA is one whose initial Purchase Payment is from the rollover of certain kinds of distributions from qualified plans, Section 403(b) tax sheltered annuities and individual retirement plans, following the rules set out in the Code to maintain favorable tax treatment for the individual retirement annuity. A contributory IRA is one to which initial and subsequent Purchase Payments are subject to limitations imposed by the Code.
         With Transamerica's prior permission, the Contracts may also be used for various types of qualified pension and profit sharing plans under Section 401 of the Code, which permits corporate employers to establish various types of retirement plans for employees, and as Section 403(b) annuities. The tax rules applicable to distribution from qualified retirement plans, including restrictions on contributions and benefits, taxation of distributions, any tax penalties, vary according to the type of plan and the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, aggregate distributions in excess of specified amount, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not satisfy specified requirements and certain other transactions with subject to qualified plans. Purchasers of the contracts for use in qualified plans should seek competent advice regarding the suitability of the proposed plan documents and the Contract to their specific needs. Transamerica reserves the right to decline to sell the Contract to certain qualified plans or terminate the contract if in Transamerica's judgment the Contract is not appropriate for the plan.
         If a Contract is purchased to fund an IRA, the Annuitant must also be the Owner. In addition, under current tax law, minimum distributions from IRA's must commence not later than April 1st of the calendar year following the calendar year in which the Owner attains age 70 1/2. The Owner should consult his/her tax adviser concerning these matters. Withholding
         A distributee receiving withdrawals from certain Qualified Contracts may not be entitled to elect in writing, not to have income tax withholding apply. The federal income withholding rate in the case of certain Qualified Contracts, but not IRA's, is 20% of the taxable amount of the withdrawal.
         Since the Qualified Contracts offered by the Prospectus, with Transamerica's prior permission, will be issued in connection with retirement plans which meet the requirements of Sections 401, 403(b), or 408(b) of the Code, reference should be made to the terms of the particular retirement plan and the Code for any additional limitations or restrictions on cash withdrawals. Automatic Payout Option ("APO")
         Prior to the Annuity Date, for Qualified Contracts only, the Owner may elect the Automatic Payout Option ("APO") to satisfy minimum distribution requirements under Sections 401(a)(9), 403(b), and 408(b)(3) of the Code with regard to this Contract. This may be elected no earlier than six months prior to the calendar year in which the Owner attains age 701/2, but payments may not begin earlier than January of such calendar year. Additionally, APO withdrawals may not begin before the later of (a) 30 days after the Contract Date or (b) the end of the Free Look Period. APO may be elected in any calendar month, but no later than the month in which the Owner attains age 84. APO withdrawals will not be made from the Fixed Account.
         APO withdrawals will be from the Sub-Account(s) and in the percentage allocations specified by the Owner. If no specifications are made, withdrawals will be pro-rata from all Sub-Account(s) with value. Withdrawals cannot be made from a Sub-Account from which Dollar Cost Averaging transfers are being made.
         Payments will be made annually, and will continue unless terminated by the Owner or automatically terminated by Transamerica as set forth in the Contract. Once terminated, APO may not be elected again.
           If only APO withdrawals are made, no Contingent Deferred Sales Load will apply, regardless of the "Allowed Amount" (described on page 40). However, if a partial withdrawal is taken, that partial withdrawal and any subsequent withdrawals that Contract Year will be subject to a CDSL to the extent they exceed the "Allowed Amount." (See "Contingent Deferred Sales Load" page 35.)
         To be eligible for this option,  the following  conditions must be met:
(1) the Account Value must be at least $12,000 at the time of election; (2) the annual withdrawal amount is the larger of the required minimum distribution under Code Sections 401(a)(9) or 408(b)(3) or $500; and (3) the minimum amount per payment (if not annual) must be at least $100.
         APO allows the required minimum distribution to be paid from the Sub-Account(s) of the Variable Account. If there are insufficient funds in the Variable Account to make a withdrawal, or for other reasons as set forth in the Contract, this option will terminate. In which case, if there are amounts in a Contract's Account Value remaining in the Fixed Account, the minimum distribution requirements with regard to the Account Value may not be met. If amounts are transferred to Sub-Accounts from a Guaranteed Period before its Expiration

Date, an interest adjustment will be made to such amounts.

         If you have more than one qualified plan subject to the Code's minimum distribution requirements, you must consider all such plans in the calculation of your minimum distribution requirement, but Transamerica will make calculations and distribution with regard to this Contract only. Restrictions Under Section 403(b) Programs

         Certain restrictions apply to annuity contracts used in connection with Internal Revenue Code Section 403(b) retirement plans. Section 403(b) of the
Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and (iii) earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon death of the employee, on or after attainment of age 591/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL TAX MATTERS

Introduction
         The following discussion is a general description of federal tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a
distribution   under  the  Contract.   Any  person  concerned  about  these  tax
implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon Transamerica's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

         The  Contract  may  be   purchased   on  a  non-tax   qualified   basis
("Non-Qualified Contract") or purchased and used in connection with plans qualifying for special tax treatment ("Qualified Contract"). Qualified Contracts are designed for use in connection with plans entitled to special income tax treatment under Sections 401, 403(b), and 408 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, on Annuity Payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary may depend on the type of retirement plan, and on the tax status of the individual concerned. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax qualified retirement plan and receiving distributions from a Qualified Contract in order to continue receiving special tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that a Qualified Contract is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

         The following discussion is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes. The Statement of Additional Information discusses the requirements for qualifying as an annuity.

Taxation of Annuities
         In General
         Section 72 of the Code governs taxation of annuities in general. Transamerica believes that the Owner who is a natural person generally is not taxed on increases in the value of an Account until distribution occurs by withdrawing all or part of the Account Value (e.g., withdrawals or Annuity Payments under the Annuity Option elected). For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Account Value (and in the case of a Qualified Contract, any portion of an interest in the plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

         The Owner of any Non-Qualified Contract who is not a natural person generally must include in income any increase in the excess of the Account Value over the "investment in the contract" (discussed below) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.
         The following discussion generally applies to Contracts owned by natural persons. Withdrawals In the case of a withdrawal under a Qualified Contract, including withdrawals under the Systematic Withdrawal

Option or the Automatic Payout Option, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of any individual. For a Qualified Contract , the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Contract.

         With respect to Non-Qualified Contracts, partial withdrawals, including withdrawals under the Systematic Withdrawal Option, are generally treated as taxable income to the extent that the Account Value immediately before the withdrawal exceeds the "investment in the contract" at that time. The "investment in the contract" is generally equal to the amount of non-deductible Purcahse Payments made. If a partial withdrawal from the Fixed Account is subject to an interest adjustment, the Account Value immediately before the withdrawal will not be altered to take into account the interest adjustment. As a result, for purposes of determining the taxable portion of the partial withdrawal, the Account Value will be treated as including the amount deducted from the Fixed Account due to the interest adjustment. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the contract."

         Annuity Payments
         Although the tax consequences may vary depending on the Annuity Payment elected under the Contract, in general, only the portion of the Annuity Payment that represents the amount by which the Account Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional Annuity Payments is taxable. For Variable Annuity Payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For Fixed Annuity Payments, in general there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Annuity Payments for the term of the payments; however, the remainder of each Annuity Payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional Annuity Payments is taxable. If Annuity Payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract," consult a competent tax advisor regarding deductibility of the unrecovered amount.
         Penalty Tax

         In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal income tax penalty equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the Owner attains age 591/2; (2) made as a result of death or disability of the Owner; or (3) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of the Owner and a Joint Owner. Other tax penalties may apply to certain distributions pursuant to a Qualified Contract.

         Taxation of Death Benefit Proceeds

         Amounts may be distributed from the Contract because of the death of an Owner or Annuitant. Generally such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender as described above, or (2) if distributed under an Annuity Option, they are taxed in the same manner as Annuity Payments, as described above. For these purposes, the investment in the Contract is not affected by the Owner's or Annuitant's death. That is, the investment in the Contract remains the amount of any Purchase Payments paid which are not excluded from gross income. Other rules relating to distributions at death apply to Qualified Contracts. You should consult your legal counsel and tax adviser regarding these rules and their impact on Qualified Contracts.
         Required Distributions upon Owner's Death
         Notwithstanding any provision of the Contract or this prospectus to the contrary, no payment of benefits provided under the Contract will be allowed that does not satisfy the requirements of Section 72(s) of the Code.
         Notwithstanding any other provision of the Contract or this prospectus, if the Owner dies before the Annuity Date, the Death Benefit payable to the Owner's Beneficiary will be distributed as follows:

         (a) the Death Benefit must be completely distributed within five years of the Owner's date of death; or (b) the Owner's Beneficiary may elect, within the one year period after the Owner's date of death, to receive the Death Benefit in the form of an annuity from us, provided that: (1) such annuity is distributed in substantially equal installments over the life of such Owner's Beneficiary or over a period not extending beyond the life expectancy of such Owner's Beneficiary; and (2) such distributions begin not later than one year after the Owner's date of death.

         Notwithstanding (a) and (b) above, if the sole Owner's Beneficiary is the deceased Owner's surviving spouse, then such spouse may elect, within the one year period after the Owner's date of death, to continue the contract under the same terms as before the Owner's death. Upon receipt of such election from the spouse, in a form and manner acceptable to us, at our Service Office: (1) all rights of the spouse as Owner's Beneficiary under the contract in effect prior to such election will cease; (2) the spouse will become the Owner of the contract and will also be treated as the Contingent Annuitant, if none has been named and only if the deceased Owner was the Annuitant; and (3) all rights and privileges granted by the contract or allowed by Transamerica will belong to the spouse as Owner of the Contract. This election will be deemed to have been made by the spouse if such spouse makes a Purchase Payment to the contract or fails to make a timely election as described in this paragraph.
         If the Owner's Beneficiary is a nonspouse, the distribution provisions described in subparagraphs (a) and (b) above, will apply even if the Annuitant and/or Contingent Annuitant are alive at the time of the Owner's death. If the nonspouse Owner's Beneficiary is not an individual, then only a cash payment will be paid.
         If no election is received by us from a nonspouse Owner's Beneficiary within the one year period after the Owner's date of death, then we will pay the Death Benefit to the Owner's Beneficiary in a cash payment. The Death Benefit will be determined as of the date we make the cash payment. Such cash payment will be in full settlement of all our liability under the contract.
         If Annuitant Dies After Annuity Starts - If the Annuitant dies after the annuity starts, any benefit payable will be distributed at least as rapidly as under the Annuity Form then in effect.
         If Owner Dies After Annuity Starts - If the Owner dies after the annuity starts, any benefit payable will continue to be distributed at least as rapidly as under the Annuity Form then in effect. All of the Owner's rights granted under the contract or allowed by us will pass to the Owner's Beneficiary.
         Joint Ownership - For purposes of this section, if the contract has Joint OPwners we will consider the date of death of the first Joint Owner as the death of the Owner and the surviving Joint Owner will become the Owner of the Contract.


         Transfers, Assignments, or Exchanges of the Contract

         A transfer of ownership of a Non-Qualified Contract, the designation of an Annuitant, Payee, or other Beneficiary who is not also the Owner, or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such designation, transfer, assignment, or exchange should contact a competent tax adviser with respect to the potential tax effects of such a transaction. Certain Qualified Contracts cannot be transferred or assigned.

         Multiple Contracts
         All deferred non-qualified annuity contracts that are issued by Transamerica (or its affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and separate deferred annuity contracts as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws. Qualified Contracts
         In General

         The Qualified Contract is designed for use as a rollover IRA. With Transamerica's prior permission, the Contract may also be used as a contributory IRA, as a Section 403(b) annuity, and for use in qualified pension and profit sharing plans established by Corporate employers. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 591/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances. We make no attempt to provide more than general information about use of the Contracts with the various types of retirement plans. Owners and participants under retirement plans as well as annuitants and beneficiaries are cautioned that the rights of any person to any benefits under Qualified Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the Contracts. Owners are responsible for determining that contributions, distributions and other transactions with respect to the Contracts satisfy applicable law. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the Contract.

         Qualified Pension and Profit Sharing Plans

         Section 401(a) of the Code permits employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract in order to provide retirement savings under the plans. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10," also permits self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefits payments. Purchasers of a Contract for use with such plans should seek competent advice regarding the suitability of the proposed plan documents and the Contract to their specific needs. The Contract is designed to invest retirement savings and not to distribute retirement benefits.
         Individual Retirement Annuities

         The Contract is designed for use with IRA rollovers and direct transfers. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account (each hereinafter referred to as an "IRA"). Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA or their purchase. Various tax penalties may apply to contributions in excess of specified limits, aggregate distributions in excess of certain annual limits, distributions that do not satisfy specified requirements, and certain other transactions. A Qualified Contract will be amended as necessary to conform to the requirements of the Code. Purchasers should seek competent advice as to the suitability of the Contract for use with IRAs.

         Section 403(b) Plans
         Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes.
         Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.
         Withholding
         Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. Federal income tax withholding is mandatory for certain distributions from Section 401 or Section 403(b) retirement plans.
         Restrictions under Qualified Contracts
         Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified
Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.
Possible Changes in Taxation
         In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this prospectus Congress is not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change). Other Tax Consequences
  As noted above, the foregoing discussion of the federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the federal income tax consequences discussed herein reflect Transamerica's understanding of current law and the law may change. Federal estate and gift tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Contract depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information. General
         At the time the Initial Purchase Payment is paid, a prospective purchaser must specify whether he or she is purchasing a Non-Qualified Contract or a Qualified Contract. If the Initial Premium is derived from an exchange or surrender of another annuity contract, Transamerica may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity contract. Transamerica will require that persons purchase separate Contracts if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate Contract would require the minimum Initial Purchase Payment stated above. Additional Purchase Payments under a Contract must qualify for the same federal income tax treatment as the Initial Purchase Payment under the Contract; Transamerica will not accept an additional Purchase Payment under a Contract if the federal income tax treatment of such Purchase Payment would be different from that of the Initial Purchase Payment.

DISTRIBUTION OF THE CONTRACT

         Transamerica Securities Sales Corporation ("TSSC") is the principal underwriter of the Contracts. TSSC may also serve as an underwriter and distributor of other contracts issued through the Variable Account and certain other separate accounts of Transamerica and affiliates of Transamerica. TSSC is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which is a subsidiary of the Transamerica Corporation. TSSC is registered with the Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Its principal offices are located at 1150 South Olive Street, Los Angeles, California 90015. Transamerica pays TSSC for acting as the principal underwriter under a distribution agreement.
         TSSC has entered into sales agreements with other broker/dealers to solicit applications for the Contracts through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the Contracts may be solicited by registered representatives of the broker/dealers appointed by Transamerica to sell its variable life insurance and variable annuities. These broker/dealers are registered with the Commission and are members of the NASD. The registered representatives are authorized under applicable state regulations to sell variable life insurance and variable annuities.

         Under the agreements, Contracts will be sold by broker/dealers which will generally receive compensation of up to 6.25% of any Initial and additional Purchase Payments made (although higher amounts may be paid in certain circumstances). Additional amounts may be paid in certain circumstances (such as upon certain annuitizations, when an additional commission of 2.5% of the Account Value annuitized may be paid). Additional amounts, including asset based trail commissions, may be paid in some situations.

         Transamerica Financial Resources, Inc. ("TFR") also is an underwriter and distributor of the Contracts. TFR is a wholly-owned subsidiary of Transamerica Insurance Corporation of California and
 is registered with the Commission and the NASD as a broker/dealer.
LEGAL PROCEEDINGS
         There is no pending material legal proceeding affecting the Variable Account. Transamerica is involved in various kinds of routine litigation which, in management's judgment, are not of material importance to Transamerica's assets or to the Variable Account.
LEGAL MATTERS

Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract has been provided by Sutherland, Asbill & Brennan, LLP. The organization of Transamerica, its authority to issue the Contract and the validity of the form of the Contract have been passed upon by James W. Dederer, Executive Vice
President, Secretary and General Counsel of Transamerica.
ACCOUNTANTS
         The consolidated financial statements of Transamerica for each of the three years in the period ended December 31, 1996, and the financial statements for the Variable Account at December 31, 1996, have been audited by Ernst & Young LLP, Independent Auditors, as set forth in their reports
appearing in the Statement of Additional Information, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.
VOTING RIGHTS

         To the extent required by applicable law, all Portfolio shares held in the Variable Account will be voted by Transamerica at regular and special shareholder meetings of the respective Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Account. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or if Transamerica determines that it is allowed to vote all Portfolio shares in its own right, Transamerica may elect to do so.
         The person with the voting interest is the Owner. The number of votes which are available to an Owner will be calculated separately for each Sub-Account of the Variable Account. Before the Annuity Date, that number will be determined by applying his or her percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. The Owner holds a voting interest in each Sub-Account to which the Account Value is allocated. After the Annuity Date, the number of votes decreases as Annuity Payments are made and as the reserves for the Contract decrease.
         The number of votes of a Portfolio will be determined as of the date coincident with the date established by that

Portfolio for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Funds.
         Shares as to which no timely instructions are received and shares held by Transamerica as to which Owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in the Sub-Account. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
         Each person or entity having a voting interest in a Sub-Account will receive proxy material, reports and other material relating to the appropriate Portfolio.
         It should be noted that the Funds are not required, and do not intend, to hold annual or other regular meetings of shareholders.
AVAILABLE INFORMATION
         Transamerica  has filed a  registration  statement  (the  "Registration
Statement") with the Securities and Exchange Commission under the 1933 Act relating to the Contract offered by this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto, and reference is hereby made to such Registration Statement and exhibits for further information relating to Transamerica and the Contract. Statements contained in this Prospectus, as to the content of the Contract and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments filed as exhibits to the Registration Statement. The Registration Statement and the exhibits thereto may be inspected and copied at the office of the Commission, located at 450 Fifth Street, N.W., Washington, D.C.

STATEMENT OF ADDITIONAL INFORMATION
         A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

TABLE OF CONTENTS                                                         Page

THE CONTRACT..............................................................3
DOLLAR COST AVERAGING.....................................................3
NET INVESTMENT FACTOR.....................................................3
ANNUITY PERIOD............................................................3
         Variable Annuity Units and Payments..............................4
         Variable Annuity Unit Value......................................4
         Transfers After the Annuity Date.................................4
GENERAL PROVISIONS........................................................4
         IRS Required Distributions.......................................4
         Non-Participating................................................4
         Misstatement of Age or Sex.......................................4
         Proof of Existence and Age.......................................4
         Assignment.......................................................5
         Annuity Data.....................................................5
         Annual Report....................................................5
         Incontestability.................................................5
         Ownership........................................................5
         Entire Contract..................................................5
         Changes in the Contract..........................................5
         Protection of Benefits...........................................6
         Delay of Payments................................................6
         Notices and Directions...........................................6
CALCULATION OF YIELDS AND TOTAL RETURNS...................................6
         Money Market Sub-Account Yield Calculation.......................6
         Other Sub-Account Yield Calculations.............................7
         Standard Total Return Calculations...............................7
         Hypothetical Performance Data....................................8
         Other Performance Data...........................................8
HISTORIC PERFORMANCE DATA.................................................8
         General Limitations..............................................8
         Sub-Account Performance Figures..................................9
         Hypothetical Sub-Account Performance Figures....................11
FEDERAL TAX MATTERS......................................................13
         Taxation of Transamerica........................................13
         Tax Status of the Contract......................................13
DISTRIBUTION OF THE CONTRACT.............................................14
SAFEKEEPING OF VARIABLE ACCOUNT ASSETS...................................15
TRANSAMERICA.............................................................15
         General Information and History.................................15
STATE REGULATION.........................................................15
RECORDS AND REPORTS......................................................15
FINANCIAL STATEMENTS.....................................................15

Appendix A



Example of Variable Accumulation Unit Value Calculations
         Suppose the net asset value per share of a Portfolio at the end of the current Valuation Period is $20.15; at the end of the immediately preceding Valuation Period it was $20.10; the Valuation Period is one day; and no dividends or distributions caused the Portfolio to go "ex-dividend" during the current Valuation Period. $20.15 divided by $20.10 is 1.002488. Subtracting the one day risk factor for Mortality and Expense Risk Charge and the Administrative Expense Charge of .003814% (the daily equivalent of the current charge of 1.40% on an annual basis) gives a Net Investment Factor of 1.002449. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had  been  15.500000,  the  value  for the  current  Valuation  Period  would be
15.537966 (15.5 x 1.002449). Example of Variable Annuity Unit Value Calculations Suppose the circumstances of the first example exist, and the value of a Variable Annuity Unit for the immediately  preceding Valuation Period had been
13.500000. If the first Variable Annuity Payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the Variable Annuity Unit for the current Valuation Period would be 13.531613 (13.5 x 1.002449 (the Net Investment Factor) x 0.999893). 0.999893 is the
factor, for a one day Valuation Period, that neutralizes the assumed rate of four percent (4%) per year used to establish the Variable Annuity Rates found in the Contract. Example of Variable Annuity Payment Calculations
         Suppose that the Account is currently credited with 3,200.000000 Variable Accumulation Units of a particular Sub-Account.
         Also suppose that the Variable Accumulation Unit Value and the Variable Annuity Unit Value for the particular Sub-Account for the Valuation Period which ends immediately preceding the first day of the month is 15.500000 and 13.500000 respectively, and that the Variable Annuity Rate for the age and option elected is $5.73 per $1,000. Then the first Variable Annuity Payment would be:

         3.200 x 15.5 x 5.73 divided by 1,000 = $284.21,
and the number of Variable Annuity Units credited for future payments would be:
         284.21 divided by 13.5 = 21.052444.

         For the second monthly payment, suppose that the Variable Annuity Unit Value on the 10th day of the second month is 13.565712. Then the second Variable Annuity Payment would be $285.59 (21.052444 x 13.565712).

                                                       "BACK COVER"































                                   Issued by:

                             Transamerica Occidental
                             Life Insurance Company
            (Certificate Form GNC-33, Individual Contract Form 1-502)

                                1150 South Olive
                              Los Angeles, CA 90015

                     STATEMENT OF ADDITIONAL INFORMATION FOR
                      DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE
                                VARIABLE ANNUITY

                                    Issued By
                 Transamerica Occidental Life Insurance Company


         The Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Dreyfus/Transamerica Triple Advantage Variable Annuity (Contract) issued by Transamerica Occidental Life Insurance Company. The Owner may obtain a copy of the Prospectus dated May 1, 1997, as supplemented from time to time, by writing to Transamerica Occidental Life Insurance Company, Annuity Service Center, at P.O. Box 31848 Charlotte, North Carolina 28231or calling 800-258-4260. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

         The Contract will be issued as a certificate under a group annuity contract in some states and as an individual annuity contract in other states. The term "Contract" as used herein refers to both the individual contract and the certificates issued under the group contract. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN
CONJUNCTION  WITH THE
PROSPECTUS FOR THE CONTRACT.


                                Dated May 1, 1997

TABLE OF CONTENTS


  Page

THE CONTRACT (page 26)......................................3
DOLLAR COST AVERAGING (page 30).............................3
NET INVESTMENT FACTOR (page 29).............................3
ANNUITY PERIOD (page 38)....................................3
         Variable Annuity Units and Payments................4
         Variable Annuity Unit Value........................4
         Transfers After the Annuity Date...................4
GENERAL PROVISIONS..........................................4
         IRS Required Distributions.........................4
         Non-Participating..................................4
         Misstatement of Age or Sex.........................4
         Proof of Existence and Age.........................4
         Assignment.........................................5
         Annuity Data.......................................5
         Annual Report......................................5
         Incontestability...................................5
         Ownership..........................................5
         Entire Contract....................................5
         Changes in the Contract............................5
         Protection of Benefits.............................6
         Delay of Payments..................................6
         Notices and Directions.............................6
CALCULATION OF YIELDS AND TOTAL RETURNS (page 19)...........6
         Money Market Sub-Account Yield Calculation.........6
         Other Sub-Account Yield Calculations...............7
         Standard Total Return Calculations.................7
         Hypothetical Performance Data......................8
         Other Performance Data.............................8
HISTORIC PERFORMANCE DATA...................................8
         General Limitations................................8
         Sub-Account Performance Data.......................9
         Hypothetical Sub-Account Performance Figures......11
FEDERAL TAX MATTERS (page 41)..............................13
         Taxation of Transamerica..........................13
         Tax Status of the Contract........................13
DISTRIBUTION OF THE CONTRACT (page 45).....................14
SAFEKEEPING OF VARIABLE ACCOUNT ASSETS (page 20)...........15
TRANSAMERICA (page 20).....................................15
         General Information and History...................15
STATE REGULATION (page 21).................................15
RECORDS AND REPORTS........................................15
FINANCIAL STATEMENTS.......................................15
          (Additional page references refer to the current Prospectus.)

THE CONTRACT
           As a supplement to the description in the Prospectus, the following provides additional information about the Contract which may be of interest to some Owners.

DOLLAR COST AVERAGING

         We reserve the right to send written notification to the Owner as to the options available if termination of Dollar Cost Averaging, either by the Owner or by Transamerica, results in the value of the receiving Sub-Account(s) to which monthly transfers were made to be less than $500. The Owner will have 10 days from the date our notice is mailed to:
         (a) transfer the value of the Sub-Account(s) to another Sub-Account with a value equal to or greater than $500; or (b) transfer funds from another Sub-Account into the receiving Sub-Account(s) to bring the value of that Sub-Account to at least $500; or (c) submit an additional Purchase Payment to make the value of the Sub-Account equal to or greater than $500; or (d) transfer the entire value of the receiving Sub-Account(s) back into the Source Account from which the automatic transfers were made. If no election, in a form and manner acceptable to Transamerica, is made by the Owner prior to the end of the 10 day period, we reserve the right to transfer the value of the receiving Sub-Account(s) back into the Source Account from which the automatic transfers were made. Transfers made as a result of (a), (b), or (d) above will not be counted for purposes of the eighteen allowable transfers per Contract Year limitation.


NET INVESTMENT FACTOR
         For any Sub-Account of the Variable Account, the Net Investment Factor for a Valuation Period, before the Annuity Date, is (a) divided by (b), minus
(c) minus (d).
         Where (a) is
             The net asset value per share held in the Sub-Account, as of the end of the Valuation Period,
         plus or minus
             The per-share amount of any dividend or capital gain distributions if the "exdividend" date occurs in the Valuation Period, plus or minus
             A per-share charge or credit as Transamerica may determine, as of the end of the Valuation Period, for taxes.
         Where (b) is
             The net asset value per share held in the Sub-Account as of the end of the last prior Valuation
         Period.
         Where (c) is
             The daily charge of 0.003403% (1.25% annually) for the Mortality and Expense Risk Charge under the Contract times the number of calendar days in the current Valuation Period. Where (d) is
             The daily Administrative Expense Charge, currently 0.000411% (0.15% annually) times the number of calendar days in the current Valuation
         Period. This charge may be increased, but will not exceed 0.000684% (0.25% annually).
             A Valuation Day is defined as any day that both the New York Stock Exchange and our Service Office are open. We currently expect that there are no days in which the Exchange is open and our Service Office is closed.

ANNUITY PERIOD
         The Variable Annuity Options provide for payments that fluctuate or vary in dollar amount, based on the investment performance of the elected Variable Account Sub-Account(s).

Variable Annuity Units and Payments
         For the first monthly payment, the number of Variable Annuity Units credited in each Sub-Account will be determined by dividing (a) the product of the portion of the value to be applied to the Sub-Account and the Variable Annuity Purchase Rate specified in the Contract by (b) the value of one Variable Annuity Unit in that Sub-Account on the Annuity Date.
         The amount of each subsequent Variable Annuity Payment equals the product of the number of Variable Annuity Units in each Sub-Account and the Sub-Account's Variable Annuity Unit Value as of the tenth day of the month before the payment due date. The amount of each payment may vary.

Variable Annuity Unit Value
         The value of a Variable Annuity Unit in a Sub-Account on any Valuation Day is determined as described below.
         The Net Investment Factor for the Valuation Period (for the appropriate Annuity Payment frequency) just ended is multiplied by the value of the Variable Annuity Unit for the Sub-Account on the preceding Valuation Day. The Net Investment Factor after the Annuity Date is calculated in the same manner as before the Annuity Date and then multiplied by an interest factor. The interest factor equals (.999893)n where n is the number of days since the preceding Valuation Day. This compensates for the 4% interest assumption built into the Variable Annuity Purchase Rates.

Transfers After the Annuity Date

         After the Annuity Date, the Owner may transfer Variable Annuity Units from one Sub-Account to another, subject to certain limitations. (See "Transfers" page 29 of the Prospectus.) The dollar amount of each subsequent monthly Variable Annuity Payment after the transfer must be determined using the new number of Variable Annuity Units multiplied by the Sub-Account's Variable Annuity Unit Value.

         The formula used to determine a transfer after the Annuity Date can be found in the Appendix to this Statement of Additional Information.

GENERAL PROVISIONS

IRS Required Distributions

         The Contract is intended to qualify as an annuity contract for federal income tax purposes. All provisions in the Contract will be interpreted to maintain such tax qualification. We may make changes in order to maintain this qualification or to conform the Contract to any applicable changes in the tax qualification requirements. We will provide you with a copy of any changes made to the Contract. If any Owner under a Non-Qualified Contract dies before the entire interest in the Contract is distributed, the value generally must be distributed to the designated Beneficiary so that the Contract qualifies as an annuity under the Code. (See "Federal Tax Matters" page 13.)


Non-Participating
         The Contract is non-participating. No dividends are payable and the Contract will not share in the profits or surplus earnings of Transamerica.

Misstatement of Age or Sex
         If the age or sex of the Annuitant or any other measuring life has been misstated in the application, the Annuity Payments under the Contract will be whatever the Annuity Purchase Amount applied on the Annuity Date would purchase on the basis of the correct age or sex of the Annuitant and/or other measuring life. Any overpayments or underpayments by Transamerica as a result of any such misstatement may be respectively charged against or credited to the Annuity Payment or Annuity Payments to be made after the correction so as to adjust for such overpayment or underpayment.

Proof of Existence and Age
         Before making any payment under the Contract, Transamerica may require proof of the existence and/or proof of the age of the Annuitant or any other measuring life, or any other information deemed necessary in order to provide benefits under the Contract.

Assignment
         No assignment of a Contract will be binding on Transamerica unless made in writing and given to Transamerica at its Service Office. Transamerica is not responsible for the adequacy of any assignment. The Owner's rights and the interest of any Annuitant or non-irrevocable Beneficiary will be subject to the rights of any assignee of record.

Annuity Data
         Transamerica will not be liable for obligations which depend on receiving information from a Payee or measuring life until such information is received in a satisfactory form.

Annual Report

         At least once each Contract Year prior to the Annuity Date, the Owner will be given a report of the current Account Value allocated to each Sub-Account of the Variable Account and each Guarantee Period of the Fixed Account. This report will also include any other information required by law or regulation. After the Annuity Date, a confirmation will be provided with every Variable Annuity Payment.


Incontestability
         Each Contract is incontestable from the Contract Date.

Ownership

         Only the Owner(s) will be entitled to the rights granted by the Contract, or allowed by Transamerica under the Contract. If an Owner dies, the rights of the Owner belong to the estate of the Owner unless the Owner has previously named an Owner's Beneficiary. A surviving Joint Owner automatically becomes the Owner's Beneficiary.


Entire Contract
         Transamerica has issued the Contract in consideration and acceptance of the payment of the Initial Purchase Payment and, where state law requires, the application. In those states that require a written application, a copy of the application is attached to and is part of the Contract and along with the Contract constitutes the entire contract. All statements made by the Owner are considered representations and not warranties. Transamerica will not use any statement in defense of a claim unless it is made in the application and a copy of the application is attached to the Contract when issued.
         The group annuity contract has been issued to a trust organized under Missouri law. However, the sole purpose of the trust is to hold the group annuity contract. The Owner has all rights and benefits under the individual certificate issued under the group contract.

Changes in the Contract
         Only two authorized officers of Transamerica, acting together, have the authority to bind Transamerica or to make any change in the individual contract or the group contract or individual certificates thereunder and then only in writing. Transamerica will not be bound by any promise or representation made by any other persons.
         Transamerica may not change or amend the individual contract or the group contract or individual certificates thereunder, except as expressly provided therein, without the Owner's consent. However, Transamerica may change or amend the individual contract or the group contract or individual certificates thereunder if such change or amendment is necessary for the individual contract or the group contract or individual certificates thereunder to comply with any state or federal law, rule or regulation.


Protection of Benefits
         To the extent permitted by law, no benefit (including death benefits) under the Contract will be subject to any claim or process of law by any creditor.

Delay of Payments
         Payment of any cash withdrawal or lump sum death benefit due from the Variable Account will occur within seven days from the date the election becomes effective, except that Transamerica may be permitted to postpone such payment if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the Securities and Exchange Commission (Commission), or the Commission requires that trading be restricted; or (3) the Commission permits a delay for the protection of Owners.
         In addition, while it is our intention to process all transfers from the Sub-Accounts immediately upon receipt of a transfer request, the Contract gives us the right to delay effecting a transfer from a Sub-Account for up to seven days, but only in certain limited circumstances. However, the staff of the Commission currently interprets the Investment Company Act of 1940 to require the immediate processing of all transfers, and in compliance with that interpretation we will process all transfers immediately unless and until the Commission or its staff changes its interpretation or otherwise permits us to exercise this right. Subject to such approval, we may delay effecting such a transfer only if there is a delay of payment from an affected Portfolio. If this happens, and if the prior approval of the Commission or its staff is obtained, then we will calculate the dollar value or number of units involved in the transfer from a Sub-Account on or as of the date we receive a written transfer request, but will not process the transfer to the transferee Sub-Account until a later date during the seven-day delay period when the Portfolio underlying the transferring Sub-Account obtains liquidity to fund the transfer request through sales of portfolio securities, new Purchase Payments, transfers by investors or otherwise. During this period, the amount transferred would not be invested in a Sub-Account.
         Transamerica may delay payment of any withdrawal from the Fixed Account for a period of not more than six months after Transamerica receives the request for such withdrawal. If Transamerica delays payment for more than 30 days, Transamerica will pay interest on the withdrawal amount up to the date of payment. (See "Cash Withdrawals" page 31 of the Prospectus.)

Notices and Directions
         Transamerica will not be bound by any authorization, direction, election or notice which is not in writing, in a form and manner acceptable to Transamerica, and received at our Service Office.
         Any written notice requirement by Transamerica to the Owner will be satisfied by our mailing of any such required written notice, by first-class mail, to the Owner's last known address as shown on our records.

CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Sub-Account Yield Calculation

         In accordance with regulations adopted by the Commission, Transamerica is required to compute the Money Market Sub-Account's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Series or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Money Market Sub-Account at the beginning of such seven-day period, dividing such net change in Account Value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in Account Value reflects the deductions for the annual Account Fee, the Mortality and Expense Risk Charge and

Administrative Expense Charges and income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Sub-Account of the Variable Account will be lower than the yield for the Money Market Portfolio or any comparable substitute funding vehicle.
         The Commission also permits Transamerica to disclose the effective yield of the Money Market Sub-Account for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.
         The yield on amounts held in the Money Market Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio or substitute funding vehicle, the types and quality of portfolio securities held by the Money Market Series or substitute funding vehicle, and operating expenses. In addition, the yield figures do not reflect the effect of any Contingent Deferred Sales Load (of up to 6% of Purchase Payments) that may be applicable to a Contract.

Other Sub-Account Yield Calculations
         Transamerica may from time to time disclose the current annualized yield of one or more of the Sub-Accounts (except the Money Market Sub-Account) for 30-day periods. The annualized yield of a Sub-Account refers to the income generated by the Sub-Account over a specified 30-day period. Because this yield is annualized, the yield generated by a Sub-Account during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per Variable Accumulation Unit earned during the period by the price per unit on the last day of the period, according to the following formula:

         YIELD    =        2{a-b + 1}6 - 1
                                cd
         Where:
         a  =     net investment income earned during the period by the
Portfolio attributable to the shares owned by the Sub-Account.
         b  =     expenses for the Sub-Account accrued for the period (net of reimbursements).
         c  =     the average daily number of Variable Accumulation Units
outstanding during the period.
         d  =     the maximum offering price per Variable Accumulation Unit on the last day of the period.

         Net investment income will be determined in accordance with rules established by the Commission. Accrued expenses will include all recurring fees that are charged to all Contracts. The yield calculations do not reflect the effect of any Contingent Deferred Sales Load that may be applicable to a particular Contract. Contingent Deferred Sales Load range from 6% to 0% of the amount of Account Value withdrawn depending on the elapsed time since the receipt of each Purchase Payment attributable to the portion of the Account Value withdrawn.
         Because of the charges and deductions imposed by the Variable Account, the yield for the Sub-Account will be lower than the yield for the corresponding Portfolio. The yield on amounts held in the Sub-Accounts normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. The Sub-Account's actual yield will be affected by the types and quality of portfolio securities held by the Portfolio, and its operating expenses.

Standard Total Return Calculations
         Transamerica may from time to time also disclose average annual total returns for one or more of the Sub-Accounts for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

         P{1 + T}n = ERV


Where:
         P =        a hypothetical initial payment of $1,000
         T =        average annual total return
         n =        number of years
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).

         All recurring fees are recognized in the ending redeemable value. The standard average annual total return calculations will reflect the effect of any Contingent Deferred Sales Loads that may be applicable to a particular period.

Hypothetical Performance Data
         Transamerica may also disclose "hypothetical" performance data for a Subaccount, for periods before the Subaccount commenced operations. Such performance information for the Subaccount will be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with a level of Contract charges currently in effect. The Portfolio used for these calculations will be the actual Portfolio that the Subaccount will invest in.
         This type of hypothetical performance data may be disclosed on both an average annual total return and a cumulative total return basis. Moreover, it may be disclosed assuming that the Contract is not surrendered (i.e., with no deduction for the Contingent Deferred Sales Load) and assuming that the Contract is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable Contingent Deferred Sales Load).

Other Performance Data
         Transamerica may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard described above. The non-standard format will be identical to the standard format except that the Contingent Deferred Sales Load percentage will be assumed to be 0%.
         Transamerica may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the Contingent Deferred Sales Load percentage will be 0%.

         CTR = {ERV/P} - 1

         Where:
         CTR = the cumulative total return net of Sub-Account recurring charges for the period. ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of the one, five, or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof). P = a hypothetical initial payment of $1,000. All non-standard performance data will be advertised only if the standard performance data is also disclosed.

HISTORIC PERFORMANCE DATA

General Limitations

         The figures below represent the past performance of the Sub-Accounts and are not indicative of future performance. The figures may reflect the waiver of advisory fees and reimbursement of other expenses.

         The Variable Fund has provided the performance data for the Money Market, Managed Assets, Zero Coupon 2000, Quality Bond, Small Cap, Capital Appreciation, Growth and Income, International Equity, International Value, Disciplined Stock and Small Company Stock Sub-Accounts.. The Stock Index Fund and Socially Responsible Fund have provided their performance data. The Sub-Account performance data is derived from the data provided by the Funds. None of the Funds are affiliated with Transamerica. In preparing the tables below, Transamerica has relied on the data provided by the Funds. While Transamerica has no reason to doubt the accuracy of the figures provided by the Funds, Transamerica has not verified those figures. No data is provided for the Balanced and Limited Term High Income Sub-Accounts and Portfolios since, prior to May 1, 1997, these Sub-Accounts, and their related Portfolios, had not yet commenced operations.

Money Market Sub-Account Yields


         The annualized yield for the Money Market Sub-Account for the seven-day period ending December 31, 1996 was 3.59%. The effective yield for the Money Market Sub-Account for the seven-day period ending December 31, 1996 was 3.65%.

Sub-Account Performance Figures Including Hypothetical Performance

         The charts below show historical performance data for the Sub-Accounts, including, for six Sub-Accounts, "hypothetical" data for the periods prior to the inception of the Sub-Accounts, based on the performance of the corresponding Portfolios since their inception date, with a level of charges equal to those currently assessed under the Contracts. These figures are not an indication of the future performance of the Sub-Accounts. Some of the figures reflect the waiver of advisory fees and reimbursement of other expenses for part or all of the periods indicated.

         The dates to the left of the Sub-Account names below indicate the date of commencement of operation of the Portfolios, which coincide with the date of commencement of operation of the corresponding Sub-Account, with these six exceptions: the Money Market; Managed Assets, Zero Coupon 2000, Qualify Bond, Small Cap and Stock Index Sub-Accounts commenced operations January 4, 1993. Hence, the performance data given for these six Sub-Accounts which precedes the date of January 4, 1993, is "hypothetical."

         Standard average annual total returns for periods since inception of the Portfolio, including hypothetical performance, for each Sub-Account are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, the administration charge of $30 per annum adjusted for average account size and the maximum contingent deferred sales load of 6%.


               SUB-ACCOUNT                For the 1-year      For the 5-year          For the
period from
        (date of commencement of           period ending       period ending
commencement of Portfolio

  operation of Corresponding Portfolio)        12/31/96          12/31/96           operations to
12/31/96

     Money Market (8/31/90)                    (2.09%)              2.28%                     3.12%
     Managed Assets (8/31/90)                 (11.07%)              2.00%                     3.51%
     Zero Coupon 2000 (8/31/90)                (4.37%)              5.64%                     8.41%
     Quality Bond (8/31/90)                    (3.87%)              6.72%                     7.84%
     Small Cap (8/31/90)                        9.06%              34.03%                    46.73%
     Capital Appreciation (4/5/93)             16.71%                n/a                     15.16%
     Stock Index (9/29/89)                     13.80%              12.49%                    12.05%
     Socially Responsible (10/7/93)            13.00%                n/a                     16.64%
     Growth & Income (12/15/94)                12.63%                n/a                     35.20%
     International Equity (12/15/94)            3.83%                n/a                      5.91%


Data for the  International  Value,  Disciplined  Stock, and Small Company Stock
Sub-Accounts  is  not  included  since  the  related   Portfolios  were  not  in
operartions for all of 1996.

     Nnon-standard cumulative total returns for periods since inception of the Portfolio, including hypothetical performance, for each Sub-Account are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, the administration charge of $30 per annum adjusted for average account size but do not reflect the maximum contingent deferred sales load of 6%, which if reflected would reduce the figures. Nonstandard performance data will only be disclosed if standard performance data for the required periods is also disclosed.

                                                                                               For the period
from
             SUB-ACCOUNT                  For the 1-year   For the 3-year     For the 5-year

commencement of
      (date of commencement of             period ending    period ending      period ending
Portfolio operations

operation of Corresponding Portfolio)        12/31/96         12/31/96           12/31/96
to 12/31/96


     Money Market (8/31/90)                   3.53%           10.96%              15.93%

 23.55%
     Managed Assets (8/31/90)                (5.67%)          (9.39%)             14.43%

 26.48%
     Zero Coupon 2000 (8/31/90)               1.10%           11.27%              35.58%

  68.88%
     Quality Bond (8/31/90)                   1.63%           13.40%              42.44%

63.33%
     Small Cap (8/31/90)                     15.06%           55.61%             336.48%
1036.31%
     Capital Appreciation (4/5/93)           22.71%           65.39%               n/a
74.69%
     Stock Index (9/29/89)                   19.80%           61.87%              84.14%
128.83%
     Socially Responsible (10/7/93)          19.00%           58.97%               n/a
69.61%
     Growth & Income (12/15/94)              18.63%            n/a                 n/a
90.41%
     International Equity (12/15/94)          9.82%            n/a                 n/a
17.48%
     International Value (5/1/96)               n/a            n/a                 n/a
2.44%
     Disciplined Stock (5/1/96)                 n/a            n/a                 n/a
17.76%
     Small Company Stock (5/1/96)               n/a            n/a                 n/a
7.72%



FEDERAL TAX MATTERS

         The Dreyfus/Transamerica Triple Advantage Variable Annuity may be purchased on a non-tax qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for special tax treatment ("Qualified Contract"). Qualified Contracts are designed for use by retirement plans qualified for special tax treatment under Sections 401, 403(b) or 408 of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of federal income taxes on the Account Value, on Annuity Payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary may depend on the type of retirement plan for which the Contract is purchased, on the tax and employment status of the individual concerned and on Transamerica's tax status. THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX
ADVICE.  Any
person concerned about these tax implications should consult a competent tax adviser. This discussion is based upon Transamerica's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of continuation of these present federal income tax laws or of the current interpretations by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.


Taxation of Transamerica
         Transamerica is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Transamerica, and its operations form a part of Transamerica, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Contracts. Under existing federal income tax law, Transamerica believes that the Variable Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts.
         Accordingly, Transamerica does not anticipate that it will incur any federal income tax liability attributable to the Variable Account and, therefore, Transamerica does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in Transamerica being taxed on income or gains attributable to the Variable Account, then Transamerica may impose a charge against the Variable Account (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

Tax Status of the Contract
           Section   817(h)  of  the  Code   requires   that  with   respect  to
Non-Qualified Contracts, the investments of the Funds be "adequately diversified" in accordance with Treasury regulations in order for the Contracts to qualify as annuity contracts under federal tax law. The Variable Account, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affect how the Funds' assets may be invested.
         In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets."
         The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that Contract owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Account values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, Transamerica does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Transamerica therefore reserves the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account.

         In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to provide that (a) if any Owner dies on or after the Annuity Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The Owner's "designated beneficiary" refers to a natural person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the Owner's "designated beneficiary" is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new owner.

         The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. Transamerica intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise. Other rules may apply to Qualified Contract.

DISTRIBUTION OF THE CONTRACT
         Transamerica Securities Sales Corporation ("TSSC") is principal underwriter of the Contracts. TSSC may also serve as principal underwriter and distributor of other contracts issued through the Variable Account and certain other separate accounts of Transamerica and any affiliates of Transamerica. TSSC is a wholly owned subsidiary of Transamerica Insurance Corporation of California, which is a subsidiary of Transamerica Corporation. TSSC is registered with the Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Transamerica pays TSSC for acting as the principal underwriter under a distribution agreement.
         TSSC has entered into sales agreements with other broker/dealers to solicit applications for the Contracts through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the Contracts may be solicited by registered representatives of the broker/dealers appointed by Transamerica to sell its variable life insurance and variable annuities. These broker/dealers are registered with the Commission and are members of the NASD. The registered representatives are authorized under applicable state regulations to sell variable life insurance and variable annuities.
         Transamerica Financial Resources, Inc. ("TFR") is an underwriter and distributor of the Contracts. TFR is a wholly-owned subsidiary of Transamerica Insurance Corporation of California
 and is registered with the
Commission and the NASD as a broker/dealer.
         Under the agreements, applications for the Contracts will be sold by broker/dealers which will receive compensation as described in the Prospectus.
         The offering of the Contracts is expected to be continuous and neither TSSC nor TFR anticipate discontinuing the offering of the Contracts. However, TSSC and TFR reserve the right to discontinue the offering of the Contracts.

During fiscal year 1996, $15,506,834.71 in commissions were paid to TSSC as underwriter of the Contracts; no amounts were retained by TSSC. During fiscal year 1996, $2,283,845.07 in commissions were paid to TFR as underwriter of the Contracts;
no amounts were retained by TFR. During fiscal year 1995, $9,421,052.81 in commissions were paid to TSSC as underwriter of the Contracts; no amounts were retained by TSSC. During fiscal year 1995, $1,485,889.71 in commissions were paid to TFR as underwriter of the Contracts; $496,781.00 was retained by TFR. During fiscal year 1994, Dreyfus Service Corporation served as co-underwriter until August 24, 1994; thereafter, TSSC served as underwriter. Throughout fiscal year 1994, TFR served as principal underwriter. Total commissions paid these three entities during 1994 were $5,926,028.01.


SAFEKEEPING OF VARIABLE ACCOUNT ASSETS
         Title to assets of the Variable Account is held by Transamerica. The assets of the Variable Account are kept separate and apart from Transamerica general account assets. Records are maintained of all purchases and redemptions of Portfolio shares held by each of the Sub-Accounts.

TRANSAMERICA
General Information and History
         Transamerica Occidental Life Insurance Company was formerly known as Occidental Life Insurance Company of California. The name change occurred on or about September 1, 1981.
         Transamerica is wholly-owned by Transamerica Insurance Corporation of California, which is in turn, wholly-owned by Transamerica Corporation. Transamerica Corporation is a financial services organization which engages through its subsidiaries in two primary businesses: finance and insurance. Finance consists of consumer lending, commercial lending, leasing and real estate services. Insurance comprises life insurance, asset management, and insurance brokerage.

STATE REGULATION
         Transamerica is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain Contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the Contract will be modified accordingly.

RECORDS AND REPORTS
         All records and accounts relating to the Variable Account will be maintained by Transamerica or by its Service Office. As presently required by the provisions of the 1940 Act and regulations promulgated thereunder which pertain to the Variable Account, reports containing such information as may be required under the 1940 Act or by other applicable law or regulation will be sent to Owners semi-annually at their last known address of record.

FINANCIAL STATEMENTS

         This  Statement  of  Additional   Information  contains  the  financial
statements of the Variable Account as of December 31, 1996.

         The consolidated financial statements of Transamerica included in this Statement of Additional Information should be considered only as bearing on the ability of Transamerica to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                 (This page has been left blank intentionally.)

                    Audited Consolidated Financial Statements



         Transamerica Occidental Life Insurance Company and Subsidiaries


                                December 31, 1996

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

Audited Consolidated Financial Statements

December 31, 1996






Audited Consolidated Financial Statements

Report of Independent Auditors.............................  1
Consolidated Balance Sheet.................................  2
Consolidated Statement of Income...........................  3
Consolidated Statement of Shareholder's Equity.............  4
Consolidated Statement of Cash Flows.......................  5
Notes to Consolidated Financial Statements.................  6

2721:T-10
3/20/97




                                         REPORT OF INDEPENDENT AUDITORS



Board of Directors
Transamerica Occidental Life Insurance Company


We have audited the accompanying consolidated balance sheet of Transamerica Occidental Life Insurance Company and Subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Transamerica Occidental Life Insurance Company and Subsidiaries at December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

As discussed in Note A, the Company changed its method of accounting for certain debt securities effective January 1, 1994.


                                ERNST & YOUNG LLP


February 12, 1997



TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET


                                                                                       December 31
                                                                             1996                     1995
                                                                    ---------------------    -------------
                                                                                 (In thousands, except
                                                                                    for share data)
ASSETS

Investments:


   Fixed maturities available for sale                              $          26,980,676    $
25,997,403
   Equity securities available for sale                                           471,734
307,881
   Mortgage loans on real estate                                                  716,669
565,086
   Real estate                                                                     24,876
38,376
   Policy loans                                                                   442,607
426,377
   Other long-term investments                                                     66,686

62,536
   Short-term investments                                                         135,726
211,500
                                                                    ---------------------    ---------------------
                                                                               28,838,974
27,609,159
Cash                                                                               35,817
49,938
Accrued investment income                                                         404,866

 394,008
Accounts receivable                                                               297,967
174,266
Reinsurance recoverable on paid and unpaid losses                                 829,653

   1,957,160
Deferred policy acquisitions costs                                              2,138,203
1,974,211
Other assets                                                                      256,382
257,333
Separate account assets                                                         3,527,950
2,533,424
                                                                    ---------------------    ---------------------

                                                                    $          36,329,812    $
34,949,499
                                                                    =====================
=====================

LIABILITIES AND SHAREHOLDER'S EQUITY

Policy liabilities:
   Policyholder contract deposits                                   $          22,718,955    $
22,057,773
   Reserves for future policy benefits                                          5,275,149
5,245,233
   Policy claims and other                                                        502,331
542,511
                                                                    ---------------------    ---------------------
                                                                               28,496,435
27,845,517

Income tax liabilities                                                            388,852
587,801
Accounts payable and other liabilities                                            560,663

534,866
Separate account liabilities                                                    3,527,950
2,533,424
                                                                    ---------------------    ---------------------
                                                                               32,973,900
31,501,608
Shareholder's equity:
   Common stock ($12.50 par value):
     Authorized--4,000,000 shares
     Issued and outstanding--2,206,933 shares                                      27,587

   27,587
   Additional paid-in capital                                                     335,619
333,578
   Retained earnings                                                            2,467,406
2,171,412
   Foreign currency translation adjustments                                       (24,472)

 (23,618)
   Net unrealized investment gains                                                549,772

938,932
                                                                    ---------------------    ---------------------
                                                                                3,355,912
3,447,891
                                                                    ---------------------    ---------------------

                                                                    $          36,329,812    $
34,949,499
                                                                    =====================
=====================

See notes to consolidated financial statements.


TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME




                                                                                 Year Ended December 31
                                                                        1996             1995             1994
                                                                  ---------------  ---------------  ----------
                                                                                     (In thousands)

Revenues:


   Premiums and other considerations                              $     1,798,034  $     1,811,888
$     1,430,019
   Net investment income                                                2,077,232    1,972,759

 1,771,575
   Other operating revenue                                                      -                -
13,273
   Net realized investment gains                                           17,471           28,112

   20,730
                                                                  ---------------  ---------------  ---------------
             TOTAL REVENUES                                             3,892,737        3,812,759

      3,235,597


Benefits:
   Benefits paid or provided                                            2,714,841        2,587,468

2,116,125
   Increase in policy reserves and liabilities                             57,968          236,205

  204,159
                                                                  ---------------  ---------------  ---------------
                                                                        2,772,809        2,823,673
2,320,284

Expenses:
   Amortization of deferred policy acquisition costs                      235,180          182,123

      176,033
   Salaries and salary related expenses                                   158,699          145,681

   133,591
   Other expenses                                                         224,084          200,339

190,500
                                                                  ---------------  ---------------  ---------------
                                                                          617,963          528,143
500,124
                                                                  ---------------  ---------------  ---------------
                                 TOTAL BENEFITS AND EXPENSES            3,390,772
3,351,816        2,820,408
                                                                  ---------------  ---------------  ---------------

             INCOME BEFORE INCOME TAXES                                   501,965
460,943          415,189

Provision for income taxes                                                164,685          149,647

  143,491
                                                                  ---------------  ---------------  ---------------

                                                  NET INCOME      $       337,280  $       311,296
$       271,698
                                                                  ===============
===============  ===============



See notes to consolidated financial statements.



TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY


Net
                                                                                                    Foreign
Unrealized
                                                                   Additional                      Currency

 Investment
                                             Common Stock            Paid-in      Retained
Translation       Gains
                                          Shares        Amount       Capital      Earnings
Adjustments     (Losses)
                                                                (In thousands, except for share data)



Balance at January 1, 1994               2,206,933   $   27,587   $   319,279  $   1,689,534
$   (21,054)  $     63,582

   Cumulative effect of change in
     accounting for investments

    795,187
   Net income                                                                        271,698
   Dividends declared                                                                (40,000)
   Change in foreign currency
     translation adjustments                                                                         (7,293)
   Change in net unrealized
     investment gains (losses)

(1,180,229)

Balance at December 31, 1994             2,206,933       27,587       319,279      1,921,232

   (28,347)      (321,460)

   Net income                                                                        311,296
   Capital contributions from                                          14,299
     parent
   Dividends declared                                                                (61,116)
   Change in foreign currency
     translation adjustments                                                                          4,729
   Change in net unrealized
     investment gains (losses)

 1,260,392

Balance at December 31, 1995             2,206,933       27,587       333,578      2,171,412

   (23,618)       938,932

   Net income                                                                        337,280
   Capital contributions from
     parent                                                             2,041
   Dividends declared                                                                (41,286)
   Change in foreign currency
     translation adjustments                                                                           (854)
   Change in net unrealized
     investment gains

 (389,160)

Balance at December 31, 1996             2,206,933   $   27,587   $   335,619  $   2,467,406

$   (24,472)  $    549,772
                                      ============   ==========   ===========
=============    ===========   ============



See notes to consolidated financial statements.


TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS


                                                                                     Year Ended December
31
                                                                           1996              1995
1994
                                                                     ---------------   ----------------   ----------
                                                                                        (In thousands)
OPERATING ACTIVITIES

   Net income                                                        $       337,280   $        311,296
$       271,698
   Adjustments to reconcile net income to net cash
     provided by operating activities:
       Changes in:
         Reinsurance recoverable                                             (73,328)          (466,669)

       (290,926)
         Accounts receivable                                                (159,309)           (58,866)

       (31,934)
         Policy liabilities                                                  949,108          1,273,723

    804,296
         Other assets, accounts payable and other
           liabilities, and income taxes                                     (32,662)          (252,362)

      133,499
       Policy acquisition costs deferred                                    (388,003)          (381,806)

       (394,858)
       Amortization of deferred policy acquisition costs                     268,770
191,313           182,312
       Net realized gains on investment transactions                         (51,061)
(37,302)          (27,009)
       Other                                                                 (15,758)           (22,862)

 (124,643)
                                                                     ---------------   ----------------
---------------

                                            NET CASH PROVIDED BY
                                            OPERATING ACTIVITIES             835,037
556,465           522,435


INVESTMENT ACTIVITIES
   Purchases of securities                                                (7,362,635)        (5,667,539)

    (9,354,375)
   Purchases of other investments                                           (334,895)
(330,503)         (143,771)
   Sales of securities                                                     5,064,780          3,587,367

   4,607,572
   Sales of other investments                                                175,001            155,084

        143,815
   Maturities of securities                                                  506,941            341,485

    2,251,763
   Net change in short-term investments                                       75,774
(67,337)           38,597
   Other                                                                     (21,358)           (35,384)

  (25,354)
                                                                     ---------------   ----------------
---------------

                                                NET CASH USED BY
                                            INVESTING ACTIVITIES          (1,896,392)
(2,016,827)       (2,481,753)


FINANCING ACTIVITIES
   Additions to policyholder contract deposits                             6,260,653
5,151,428         4,434,726
   Withdrawals from policyholder contract deposits                        (5,173,419)
(3,624,044)       (2,419,915)
   Dividends paid to parent                                                  (40,000)           (60,000)

       (40,000)
                                                                     ---------------   ----------------
---------------

                                            NET CASH PROVIDED BY
                                            FINANCING ACTIVITIES           1,047,234
1,467,384         1,974,811
                                                                     ---------------   ----------------
---------------

                                     INCREASE (DECREASE) IN CASH             (14,121)

 7,022            15,493

Cash at beginning of year                                                     49,938             42,916

        27,423
                                                                     ---------------   ----------------
---------------

                                             CASH AT END OF YEAR     $        35,817   $
49,938   $        42,916
                                                                     ===============
================   ===============



See notes to consolidated financial statements.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 1996


NOTE A--SIGNIFICANT ACCOUNTING POLICIES

Business: Transamerica Occidental Life Insurance Company ("TOLIC") and its subsidiaries (collectively, the "Company"), engage in providing life insurance, pension and annuity products, reinsurance, structured settlements and investments, which are distributed through a network of independent and company-affiliated agents and independent brokers. The Company's customers are primarily in the United States and Canada.

Basis of Presentation: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles which differ from statutory accounting practices prescribed or permitted by regulatory authorities.

Use of Estimates: Certain amounts reported in the accompanying consolidated financial statements are based on the management's best estimates and judgment. Actual results could differ from those estimates.

New Accounting Standards: In June of 1996, the Financial Accounting Standards Board issued a new standard on accounting for transfers of financial assets, servicing of financial assets and extinguishment of liabilities. The Company must adopt the standard in 1997. The standard requires that a transfer of financial assets be accounted for as a sale only if certain specified conditions for surrender of control over the transferred assets exist. When adopted, the standard is not expected to have a material effect on the consolidated financial position or results of operations of the Company.

In 1996, the Company adopted the Financial Accounting Standards Board's new standard on accounting for the impairment of long-lived assets and for long-lived assets to be disposed of. The standard requires that an impaired long-lived asset be measured based on the fair value of the asset to be held and used or the fair value less cost to sell of the asset to be disposed of. There was no material effect on the consolidated financial position or results of operations of the Company.

In 1995, the Company adopted the Financial Accounting Standards Board's standard on accounting for impairment of loans, which requires that an impaired loan be measured based on the present value of expected cash flows discounted at the loan's effective interest rate or the fair value of the collateral if the loan is collateral dependent. There was no material effect on the consolidated financial position or results of operations of the Company.

In 1994, the Company adopted the Financial Accounting Standards Board's standard on accounting for certain investments in debt and equity securities which requires the Company to report at fair value, with unrealized gains and losses excluded from earnings and reported on an after tax basis as a separate component of shareholder's equity, its investments in debt securities for which the Company does not have the positive intent and ability to hold to maturity. Additionally, such unrealized gains and losses are considered in evaluating deferred policy acquisition costs, with any resultant adjustment also excluded from earnings and reported on an after tax basis in shareholder's equity. As of January 1, 1994, the impact of adopting the standard was to increase shareholder's equity by $795.2 million (net of deferred policy acquisition cost adjustment of $367.2 million and deferred taxes of $428.2 million) with no effect on net income.

Principles of Consolidation: The consolidated financial statements of the Company include the accounts of TOLIC and its subsidiaries, all of which operate primarily in the life insurance industry. TOLIC is a wholly owned subsidiary of Transamerica Insurance Corporation of California, which is a wholly owned subsidiary of Transamerica Corporation. All significant intercompany balances and transactions have been eliminated in consolidation.

Investments:  Investments are reported on the following bases:

       Fixed maturities--All debt securities, including redeemable preferred stocks, are classified as available for sale and carried at fair value. The Company does not carry any debt securities principally for the purpose of trading. Prepayments are considered in establishing amortization periods for premiums and discounts and amortized cost is further adjusted for other-than-temporary fair value declines. Derivative instruments are also reported as a component of fixed maturities and are carried at fair value if designated as hedges of securities available for sale or at amortized cost if designated as hedges of liabilities. See Note K - Financial Instruments.

       Equity securities available for sale (common and nonredeemable preferred stocks)--at fair value. The Company does not carry any equity securities principally for the purpose of trading.

       Mortgage  loans  on  real  estate--at   unpaid  balances,   adjusted  for
       amortization  of  premium  or  discount,   less  allowance  for  possible
       impairment.

       Real estate--Investment real estate that the Company intends to hold for the production of income is carried at depreciated cost less allowance for possible impairment. Properties held for sale, primarily foreclosed assets, are carried at the lower of depreciated cost or fair value less estimated selling costs.

       Policy loans--at unpaid balances.

       Other  long-term   investments--at  cost,  less  allowance  for  possible
impairment.

       Short-term investments--at cost, which approximates fair value.

Realized gains and losses on disposal of investments are determined generally on a specific identification basis. The Company reports realized gains and losses on investment transactions in the accompanying consolidated statement of income, net of the amortization of deferred policy acquisition costs when such amortization results from the realization of gains or losses other than as originally anticipated on the sale of investments associated with interest-sensitive products. Changes in fair values of fixed maturities available for sale and equity securities available for sale are included in net unrealized investment gains or losses after adjustment of deferred policy acquisition costs and reserves for future policy benefits, net of deferred income taxes, as a separate component of shareholder's equity and, accordingly, have no effect on net income.

Deferred Policy Acquisition Costs (DPAC): Certain costs of acquiring new and renewal insurance contracts, principally commissions, medical examination and inspection report fees, and certain variable underwriting, issue and field office expenses, all of which vary with and are primarily related to the production of such business, have been deferred. DPAC for non-traditional life and investment-type products are amortized over the life of the related policies in relation to estimated future gross profits. DPAC for traditional life insurance products are amortized over the premium-paying period of the related policies in proportion to premium revenue recognized, using principally the same assumptions used for computing future policy benefit reserves. DPAC is adjusted as if unrealized gains or losses on securities available for sale were realized. Changes in such adjustments are included in net unrealized investment gains or losses on an after tax basis as a separate component of shareholder's equity and, accordingly, have no effect on net income.

Separate Accounts: The Company administers segregated asset accounts for certain holders of universal life policies, variable annuity contracts, and other pension deposit contracts. The assets held in these Separate Accounts are invested primarily in fixed maturities, equity securities, other marketable securities, and short-term investments. The Separate Account assets are stated at fair value and are not subject to liabilities arising out of any other business the Company may conduct. Investment risks associated with fair value changes are borne by the contract holders. Accordingly, investment income and realized gains and losses attributable to Separate Accounts are not reported in the Company's results of operations.

Policyholder Contract Deposits: Non-traditional life insurance products include universal life and other interest-sensitive life insurance policies. Investment-type products include single and flexible premium deferred annuities, single premium immediate annuities, guaranteed investment contracts, and other group pension deposit contracts that do not have mortality or morbidity risk. Policyholder contract deposits on non-traditional life insurance and investment-type products represent premiums received plus accumulated interest, less mortality charges on universal life products and other administration charges as applicable under the contract. Interest credited to these policies ranged from 2.6% to 9.8% in 1996 and from 2.8% to 10% in 1995 and 1994.

Reserves for Future Policy Benefits: Traditional life insurance products primarily include those contracts with fixed and guaranteed premiums and benefits and consist principally of whole life and term insurance policies, limited-payment life insurance policies and certain annuities with life contingencies. The reserve for future policy benefits for traditional life insurance products has been provided on a net-level premium method based upon estimated investment yields, withdrawals, mortality, and other assumptions which were appropriate at the time the policies were issued. Such estimates are based upon past experience with a margin for adverse deviation. Interest assumptions range from 2.5% in earlier years to 11.25%. Reserves for future policy benefits are evaluated as if unrealized gains or losses on securities available for sale were realized and adjusted for any resultant premium deficiencies. Changes in such adjustments are included in net unrealized investment gains or losses on an after tax basis as a separate component of shareholder's equity and, accordingly, have no effect on net income.

Foreign Currency Translation: The effect of changes in exchange rates in translating the foreign subsidiary's financial statements is accumulated as a separate component of shareholder's equity, net of applicable income taxes. Aggregate transaction adjustments included in income were not significant for 1996, 1995, or 1994.

Recognition of Revenue and Costs: Traditional life insurance contract premiums are recognized as revenue over the premium-paying period, with reserves for future policy benefits established from such premiums.

Revenues for universal life and investment products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees, and surrender charges assessed against policyholder account balances during the period. Expenses related to these products consist of interest credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances.

Claim reserves include provisions for reported claims and claims incurred but not reported.

Reinsurance: Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Yearly renewable term reinsurance is accounted for the same as direct business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. The ceded amounts related to policy liabilities have been reported as an asset.

In 1996, the receivables and payables under certain modified coinsurance arrangements are presented on a net basis to the extent that such receivables and payables are with the same ceding company.

Income Taxes: TOLIC and its domestic subsidiaries are included in the consolidated federal income tax returns filed by Transamerica Corporation, which by the terms of a tax sharing agreement generally requires TOLIC to accrue and settle income tax obligations in amounts that would result from filing separate tax returns with federal taxing authorities.

Deferred income taxes arise from temporary differences between the bases of assets and liabilities for financial reporting purposes and income tax purposes, based on enacted tax rates in effect for the years in which the temporary differences are expected to reverse.

Fair Values of Financial Instruments: Fair values for debt securities are based on quoted market prices, where available. For debt securities not actively traded and private placements, fair values are estimated using values obtained from independent pricing services. Fair values for derivative instruments, including off-balance-sheet instruments, are estimated using values obtained from independent pricing services.

Fair values for equity securities are based on quoted market prices.

Fair values for mortgage loans on real estate and policy loans are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for calculation purposes.

The carrying amounts of short-term investments, cash, and accrued investment income approximate their fair value.

Fair values for liabilities under investment-type contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered by similar contracts with maturates consistent with those remaining for the contracts being valued. The liabilities under investment-type contracts are included in policyholder contract deposits in the accompanying consolidated balance sheet.

NOTE B--INVESTMENTS

The cost and fair value of fixed maturities available for sale and equity securities are as follows (in thousands):

                                                                         Gross             Gross
                                                                      Unrealized        Unrealized
Fair
                                                       Cost              Gain              Loss
Value
December 31, 1996

   U.S. Treasury securities and
     obligations of U.S. government

     corporations and agencies                   $        288,605  $         25,118  $          1,628

 $        312,095
   Obligations of states and political
     subdivisions                                         258,596             8,508               538

    266,566
   Foreign governments                                    110,283             4,479               520

        114,242
   Corporate securities                                15,171,041           779,904           108,999

     15,841,946
   Public utilities                                     4,462,063           203,604            35,769

   4,629,898
   Mortgage-backed securities                           5,548,067           252,094            56,293

        5,743,868
   Redeemable preferred stocks                             66,856            10,281             5,076

          72,061
                                                 ----------------  ----------------  ----------------
----------------

                      Total fixed maturities     $     25,905,511  $      1,283,988  $        208,823

 $     26,980,676
                                                 ================  ================
================   ================

   Equity securities                             $        199,494  $        281,418  $          9,178
$        471,734
                                                 ================  ================
================   ================

December 31, 1995

   U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies                   $         92,958  $          6,840
$         99,798
   Obligations of states and political
     subdivisions                                         229,028             7,832  $            572

    236,288
   Foreign governments                                    109,632             9,068                 -

      118,700
   Corporate securities                                11,945,631         1,126,903            30,581

     13,041,953
   Public utilities                                     4,338,637           390,237             2,909

  4,725,965
   Mortgage-backed securities                           7,277,976           487,190            15,092

        7,750,074
   Redeemable preferred stocks                             21,372             3,757               504

          24,625
                                                 ----------------  ----------------  ----------------
----------------

                      Total fixed maturities     $     24,015,234  $      2,031,827  $         49,658

 $     25,997,403
                                                 ================  ================
================   ================

   Equity securities                             $        150,968  $        163,264  $          6,351
$        307,881
                                                 ================  ================
================   ================


The cost and fair value of fixed maturities available for sale at December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities  because  borrowers may have the right to call or prepay  obligations with or without call or prepayment penalties (in thousands):
                                                                                             Fair
                                                                          Cost               Value
     Maturity

     Due in 1997                                                    $        482,813   $        511,576
     Due in 1998-2001                                                      3,688,424          3,761,584
     Due in 2002-2006                                                      4,725,231          4,839,666
     Due after 2006                                                       11,394,120         12,051,921
                                                                    ----------------   ----------------
                                                                          20,290,588         21,164,747
     Mortgage-backed securities                                            5,548,067          5,743,868
     Redeemable preferred stock                                               66,856             72,061
                                                                    ----------------   ----------------

                                                                    $     25,905,511   $     26,980,676
                                                                    ================
================

The components of the carrying value of real estate are as follows (in thousands):

                                                                          1996               1995
                                                                    ---------------    ----------

     Investment real estate                                         $         22,814   $        27,095
     Properties held for sale                                                  2,062            11,281
                                                                    ----------------   ---------------

                                                                    $         24,876   $        38,376
                                                                    ================
===============

As of December 31, 1996, the Company held a total investment in one issuer, other than the United States Government or a Unites States Government agency or authority, which exceeded 10% of total shareholder's equity as follows (in thousands) (See Note H.):

 Name of Issuer                             Carrying Value

 Transamerica Corporation                   $           613,922

The carrying value of those assets that were on deposit with public officials in compliance with regulatory requirements was $20.8 million at December 31, 1996.


Net investment income (expense) by major investment category is summarized as follows (in thousands):

                                                              1996               1995              1994



     Fixed maturities                                   $      2,005,764   $      1,904,519  $
1,705,618
     Equity securities                                             5,458              3,418
5,587
     Mortgage loans on real estate                                58,165             40,702
40,030
     Real estate                                                  (7,435)             3,209
5,024
     Policy loans                                                 27,012             25,641
24,614
     Other long-term investments                                     978              2,353
7,173
     Short-term investments                                       10,616             13,286
9,689
                                                        ----------------   ----------------  ----------------
                                                               2,100,558          1,993,128
1,797,735
     Investment expenses                                         (23,326)           (20,369)
(26,160)
                                                        ----------------   ----------------  ----------------

                                                        $      2,077,232   $      1,972,759  $
1,771,575
                                                        ================   ================
================

Significant components of net realized investment gains are as follows (in thousands):

                                                              1996               1995              1994
                                                        ----------------   ----------------  ----------

     Net gains on disposition of investments in:
          Fixed maturities                              $         40,967   $         52,889  $
7,181
          Equity securities                                       15,750              5,637
32,374
          Other                                                    3,424              2,327             2,546
                                                        ----------------   ----------------  ----------------
                                                                  60,141             60,853            42,101
     Provision for impairment                                     (9,080)           (23,551)
(15,092)
     Accelerated amortization of DPAC                            (33,590)            (9,190)

(6,279)
                                                        ----------------   ----------------  ----------------

                                                        $         17,471   $         28,112  $
20,730
                                                        ================   ================
================

The components of net gains on disposition of investment in fixed maturities are as follows
(in thousands):
                                                              1996               1995              1994

     Gross gains                                        $         74,817   $         61,504  $
46,702
     Gross losses                                                (33,850)            (8,615)
(39,521)
                                                        ----------------   ----------------  ----------------

                                                        $         40,967   $         52,889  $
7,181
                                                        ================   ================
================

Proceeds from disposition of investment in fixed maturities available for sale were $5,476.1 million in 1996, $3,802.6 million in 1995 and $6,737.7 million in 1994.


The costs of certain  investments have been reduced by the following  allowances for impairment in value (in thousands):
                                                                               December 31
                                                                         1996               1995
                                                                  ----------------   -----------

     Fixed maturities                                             $         54,160   $         71,429
     Mortgage loans on real estate                                          22,654             21,516
     Real estate                                                             9,146             16,207
     Other long-term investments                                            11,025             11,025
                                                                  ----------------   ----------------

                                                                  $         96,985   $        120,177
                                                                  ================
================

The  components  of  net  unrealized   investment   gains  in  the  accompanying
consolidated balance sheet are as follows (in thousands):
                                                                               December 31
                                                                         1996              1995
                                                                  ----------------   ----------
     Unrealized gains on investment in:
        Fixed maturities                                          $      1,075,165   $     1,982,169
        Equity securities                                                  272,240           156,913
                                                                  ----------------   ---------------
                                                                         1,347,405         2,139,082
     Fair value adjustments to:
        DPAC                                                              (306,602)         (355,571)
        Reserves for future policy benefits                               (195,000)         (339,000)
                                                                  ----------------   ---------------
                                                                          (501,602)         (694,571)
     Related deferred taxes                                               (296,031)         (505,579)
                                                                  ----------------   ---------------

                                                                  $        549,772   $       938,932
                                                                  ================
===============



NOTE C--DEFERRED POLICY ACQUISITION COSTS (DPAC)

Significant components of changes in DPAC are as follows (in thousands):

                                                                 1996               1995              1994
                                                          -----------------  ----------------  -----------



     Balance at beginning of year                         $      1,974,211   $      2,480,474  $
1,929,332

        Cumulative effect of change in
          accounting for investments                                     -                  -
(367,154)
        Amounts deferred:
          Commissions                                              290,512            298,698
305,858
          Other                                                     97,491             83,108
89,000
        Amortization attributed to:
          Net gain on disposition of investments                   (33,590)            (9,190)

(6,279)
          Operating income                                        (235,180)          (182,123)
(176,033)
        Fair value adjustment                                       48,969           (706,915)
718,498
        Foreign currency translation adjustment                     (4,210)            10,159

(12,748)
                                                          ----------------   ----------------  ----------------

     Balance at end of year                               $      2,138,203   $      1,974,211  $
2,480,474
                                                          ================   ================
================


NOTE D--POLICY LIABILITIES

Components of policyholder contract deposits are as follows (in thousands):

                                                                                 December 31
                                                                           1996               1995
                                                                    ----------------   -----------

     Liabilities for investment-type products                       $    18,126,119    $
17,948,652
     Liabilities for non-traditional life insurance
        products                                                          4,592,836          4,109,121
                                                                    ---------------    ---------------

                                                                    $    22,718,955    $    22,057,773
                                                                    ===============
===============

Reserves for future policy benefits were evaluated as if the unrealized gains on securities available for sale had been realized and adjusted for resultant premium deficiencies by $195 million as of December 31, 1996 and $339 million as of December 31, 1995.

NOTE E--INCOME TAXES

Components of income tax liabilities are as follows (in thousands):

                                                                                 December 31
                                                                           1996               1995
                                                                    ----------------   -----------

     Current tax liabilities (receivables)                          $        (13,752)  $         35,689
     Deferred tax liabilities                                                402,604            552,112
                                                                    ----------------   ----------------

                                                                    $        388,852   $        587,801
                                                                    ================
================

Significant components of deferred tax liabilities (assets) are as follows (in thousands):

                                                                                 December 31
                                                                           1996               1995
                                                                    ----------------   -----------

     Deferred policy acquisition costs                              $        726,011   $
696,728
     Unrealized investment gains                                             296,031            505,579
     Life insurance policy liabilities                                      (578,823)          (601,875)
     Provision for impairment of investments                                 (33,945)
(42,062)
     Other-net                                                                (6,670)            (6,258)
                                                                    ----------------   ----------------

                                                                    $        402,604   $        552,112
                                                                    ================
================

The Company offsets all deferred tax assets and liabilities and presents them in a single amount in the consolidated balance sheet.

Components of provision for income taxes are as follows (in thousands):



                                                                 1996               1995              1994
                                                          -----------------  ----------------  -----------



     Current tax expense                                  $         99,692   $       115,614   $
204,087
     Deferred tax expense (benefit):
        Domestic                                                    55,261            21,784
(69,490)
        Foreign                                                      9,732            12,249
8,894
                                                          ----------------   ---------------   ---------------

                                                          $        164,685   $       149,647   $
143,491
                                                          ================   ===============
===============






NOTE E--INCOME TAXES (Continued)

The differences between federal income taxes computed at the statutory rate and the provision for income taxes as reported are as follows (in thousands):

                                                                     1996              1995              1994
                                                              ----------------  ----------------   ----------

     Income before income taxes:
       Income from U.S. operations                            $       474,160   $       425,946    $

     389,778
       Income from foreign operations                                  27,805            34,997

   25,411
                                                              ---------------   ---------------    ---------------
                                                                      501,965           460,943
415,189
     Tax rate                                                              35%               35%

 35%
                                                              ---------------   ---------------    ---------------
     Federal income taxes at statutory rate                           175,688           161,330

   145,316
     Income not subject to tax                                         (2,262)             (685)

  (910)
     Low income housing credits                                        (8,175)           (3,137)

    (902)
     Other, net                                                          (566)           (7,861)
(13)
                                                              ---------------   ---------------    ---------------

                                                              $       164,685   $       149,647    $
143,491
                                                              ===============   ===============

  ===============


Low income housing credits are recognized over the productive life of acquired assets. In 1995, the Company recognized a $4.4 million tax benefit related to the favorable settlement of a prior year tax matter.

Under the Life Insurance Company Income Tax Act of 1959, a portion of "gain from operations" was not subject to current income taxation but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The balance in this account was frozen at December 31, 1983 pursuant to the Deficit Reduction Act of 1984. This amount becomes subject to tax when it exceeds a certain maximum or when cash dividends are paid therefrom. The policyholders' surplus account balance at December 31, 1996 was $138 million. At December 31, 1996, $1,950 million was available for payment of dividends without such tax consequences. No income taxes have been provided on the policyholders' surplus account since the conditions that would cause such taxes are remote.

Income taxes of $149.1 million, $153.3 million and $195.4 million were paid principally to the Company's parent in 1996, 1995 and 1994, respectively.


NOTE F--REINSURANCE

The Company is involved in both the cession and assumption of reinsurance with other companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses, however, the Company remains liable to the extent the reinsuring companies do not meet their obligations under these reinsurance agreements.


The components of the Company's life insurance in force and premiums and other considerations are summarized as follows (in thousands):

                                                              Ceded to              Assumed
                                         Direct                 Other             from Other
Net
                                         Amount               Companies            Companies

Amount
1996
   Life insurance in force,


     at end of year               $        220,162,932  $       195,158,214  $       201,560,322  $

     226,565,040
                                  ====================  ===================
===================  ===================

   Premiums and other
     considerations               $          1,702,975  $         1,033,201  $         1,128,260  $

    1,798,034
                                  ====================  ===================
===================  ===================

   Benefits paid or
     provided                     $          2,922,967  $         1,112,561  $           904,435  $

   2,714,841
                                  ====================  ===================
===================  ===================

1995
   Life insurance in force,
     at end of year               $        206,722,573  $       116,762,869  $       174,193,592  $

     264,153,296
                                  ====================  ===================
===================  ===================

   Premiums and other
     considerations               $          1,857,439  $         1,079,303  $         1,033,752  $

    1,811,888
                                  ====================  ===================
===================  ===================

   Benefits paid or
     provided                     $          2,803,213  $         1,065,545  $           849,800  $

   2,587,468
                                  ====================  ===================
===================  ===================

1994
   Life insurance in force,
     at end of year               $        191,884,093  $       115,037,553  $       158,882,366  $

     235,728,906
                                  ====================  ===================
===================  ===================

   Premiums and other
     considerations               $          1,085,555  $           689,615  $         1,034,079  $

    1,430,019
                                  ====================  ===================
===================  ===================

   Benefits paid or
     provided                     $          2,338,370  $           867,341  $           645,096  $

   2,116,125
                                  ====================  ===================
===================  ===================


NOTE G--PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS

Substantially all employees of the Company are covered by noncontributory defined pension benefit plans sponsored by the Company and the Retirement Plan for Salaried Employees of Transamerica Corporation and Affiliates. Pension benefits are based on the employee's compensation during the highest paid 60 consecutive months during the 120 months before retirement. Annual contributions to the plans generally include a provision for current service costs plus amortization of prior service costs over periods ranging from 10 to 30 years. Assets of the plans are invested principally in publicly traded stocks and bonds.

The Company's total pension costs (benefits) recognized for all plans were $(3.1) million in 1996, $2.5 million in 1995 and $4.9 million in 1994, of which $(3.7) million in 1996, $2.0 million in 1995 and $4.7 million in 1994, respectively, related to the plan sponsored by Transamerica Corporation. The plans sponsored by the Company are not material to the consolidated financial position of the Company.

The Company also participates in various contributory defined benefit programs sponsored by Transamerica Corporation that provide medical and certain other benefits to eligible retirees. Postretirement benefit costs charged to income were not significant in 1996, 1995 and 1994.


NOTE H--RELATED PARTY TRANSACTIONS

The Company has various transactions with Transamerica Corporation and certain of its other subsidiaries in the normal course of operations. These transactions include premiums received for employee benefit services (none in 1996 and 1995, and $5.5 million in 1994), loans and advances, investments in a money market fund managed by an affiliated company, rental of space, and other specialized services. At December 31, 1996, pension funds administered for these related companies aggregated $1,067.9 million and the investment in an affiliated money market fund, included in short-term investments, was $44.6 million.

During 1996, The Company transferred certain below investment grade bonds with an aggregate book value of $424.9 million, including an aggregate interest receivable of $9.6 million, to a special purpose subsidiary of Transamerica Corporation in exchange for assets with a fair value of $438.9 million, comprised of collateralized higher-rated bond obligations of $413.9 million issued by the special purpose subsidiary and cash of $25 million. The excess of fair value of the consideration received over the book value of the bonds transferred is included in net realized investment gains.

During 1995, the Company transferred real estate with an aggregate book value of $27.7 million to an affiliate within the Transamerica Corporation group of consolidated companies in exchange for assets with a fair value of $49.7 million, comprising mortgage loans of $35.1 million and cash of $14.6 million. The excess of fair value of the consideration received over the book value of the real estates transferred, net of related tax payable to the parent, is included as a capital contribution.

Included in the investment in fixed maturities available for sale is a note receivable from Transamerica Corporation of $200 million. The note receivable matures in 2013 and bears interest at 7%.


NOTE I--REGULATORY MATTERS

TOLIC and its insurance subsidiaries are subject to state insurance laws and regulations, principally those of TOLIC and each subsidiary's state of incorporation. Such regulations include the risk-based capital requirement and the restriction on the payment of dividends. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of 10% of the Company's statutory capital and surplus as of the preceding year end or the Company's statutory net income from operations for the preceding year. The insurance department of the domiciliary state recognizes these amounts as determined in conformity with statutory accounting practices prescribed or permitted by the insurance department, which vary in some respects from generally accepted accounting principles. The Company's statutory net income and statutory capital and surplus which are represented by TOLIC's net income and capital and surplus are summarized as follows (in thousands):

                                                      1996                  1995                  1994
                                              -------------------   -------------------   ------------



     Statutory net income                     $           112,296    $           131,607   $
175,850
     Statutory capital and surplus, at
        end of year                                     1,249,045              1,115,691
947,164


NOTE J-COMMITMENTS AND CONTINGENCIES

The Company issues synthetic guaranteed investment contracts which guaranty, in exchange for a fee, the liquidity of pension plans to pay certain qualified benefits if other sources of plan liquidity are exhausted. Unlike traditional guaranteed investment contracts, the plan sponsor retains the credit risk in a synthetic contract while the Company assumes some limited degree of interest rate risk. To minimize the risk of loss, the Company underwrites these contracts based on plan sponsor agreement, at the inception of the contract, on investment guidelines to be followed, including overall portfolio credit and maturity requirements. Adherence to these investment requirements is monitored regularly by the Company. At December 31, 1996, commitments to maintain liquidity for benefit payments on notional amounts of $1.9 billion were outstanding compared to $620 million at December 31, 1995.

The Company is subject to mandatory assessments by state guaranty funds to cover losses to policyholders of those insurance companies that are under regulatory supervision. Certain states allow such assessments to be used to reduce future premium taxes. The Company estimates and recognizes its obligation for guaranty fund assessments, net of premium tax deductions, based on the survey data provided by National Organization of Life and Health Insurance Guaranty Associations. At December 31, 1996 and 1995, the estimated exposures and the resultant accruals recorded were not material to the consolidated financial position or results of operations of the Company.

Substantially all leases of the Company are operating leases principally for the rental of real estate. Rental expenses for equipment and properties were $20.6 million in 1996, $25.3 million in 1995, and $16.3 million in 1994. The following is a schedule by years of future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 1996 (in thousands):

 Year ending December 31:
             1997              $           15,633
             1998                          14,688
             1999                          13,593
             2000                          12,029
             2001                          11,865
         Later years                       58,997

                               $          126,805
                               ==================

The Company is a defendant in various legal actions arising from its operations. These include legal actions similar to those faced by many other major life insurers which allege damages related to sales practices for universal life policies sold between January 1981 and June 1996. In one such action, the Company and plaintiffs' counsel are working toward a settlement. Any such proposed settlement is subject to significant contingencies, including approval by the court. The lawsuit may proceed if such contingencies are not satisfied. In the opinion of TOLIC, any ultimate liability which might result from such litigation would not have a materially adverse effect on the consolidated financial position of TOLIC or the results of its operations.

NOTE K--FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments are as follows (in thousands):


                                                                                    December 31
                                                      -----------------------------------------
                                                                      1996                                1995
                                                      -----------------------------------    -----------------
                                                           Carrying             Fair           Carrying

   Fair
                                                             Value              Value            Value

   Value
Financial Assets:


   Fixed maturities available for sale                 $    26,980,676   $    26,980,676   $
25,997,403   $    25,997,403
   Equity securities available for sale                        471,734           471,734
307,881           307,881
   Mortgage loans on real estate                               716,669           770,122
565,086           671,835
   Policy loans                                                442,607           416,396
426,377           408,088
   Short-term investments                                      135,726           135,726
211,500           211,500
   Cash                                                         35,817            35,817            49,938

         49,938
   Accrued investment income                                   404,866           404,866
394,008           394,008

Financial Liabilities:
   Liabilities for investment-type contracts:
     Single and flexible premium
       deferred annuities                                    6,962,501         6,400,632
8,080,139         7,518,211
     Single premium immediate annuities                      4,115,047         4,476,968
4,123,954         4,677,652
     Guaranteed investment contracts                         3,153,769         3,207,342
2,958,850         2,998,047
     Other deposit contracts                                 3,894,802         3,913,046
2,785,709         2,848,301

Off-balance-sheet assets (liabilities):
   Interest rate swap agreements designated
     as hedges of liabilities in a:
       Receivable position                                           -            43,916                 -

       20,888
       Payable position                                              -            (5,485)                -

      (3,086)




The Company enters into various interest rate agreements in the normal course of business, primarily as a means of managing its interest rate exposure in connection with asset and liability management.

Interest rate swap agreements generally involve the periodic exchange of fixed rate interest and floating rate interest payments by applying a specified market index to the underlying contract or notional amount, without exchanging the underlying notional amounts. The differential to be paid or received on those interest rate swap agreements that are designated as hedges of financial assets is recorded on an accrual basis as a component of net investment income. The differential to be paid or received on those interest rate swap agreements that are designated as hedges of financial liabilities is recorded on an accrual basis as a component of benefits paid or provided. While the Company is not exposed to credit risk with respect to the notional amounts of the interest rate swap agreements, the Company is subject to credit risk from potential nonperformance of counterparties throughout the contract periods. The amounts potentially subject to such credit risk are much smaller than the notional amounts. The Company controls this credit risk by entering into transactions with only a selected number of high quality institutions, establishing credit limits and maintaining collateral when appropriate.

Interest rate floor and cap agreements generally provide for the receipt of payments in the event the average interest rates during a settlement period fall below specified levels under interest rate floor agreements or rise above specified levels under interest rate cap agreements. A swaption generally provides for an option to enter into an interest rate swap agreement in the event of unfavorable interest rate movements. These agreements generally require upfront premium payments. The costs of swaptions and interest rate floor and cap agreements are amortized over the contractual periods and resulting amortization expenses are included in net investment income. Any conditional receipts under these agreements are recorded on an accrual basis as a component of net investment income if designated as hedges of financial assets or as a component of benefits paid or provided if designated as hedges of financial liabilities.

Gains or losses on terminated interest rate agreements are deferred and amortized over the remaining life of the underlying assets or liabilities being hedged.


The  information  on  derivative   instruments  is  summarized  as  follows  (in
thousands):

                                                                         Aggregate         Weighted
                                                                         Notional           Average
                                                                          Amount          Fixed Rate
Fair Value
December 31, 1996
   Interest rate swap  agreements  designated as hedges of securities  available for sale, where TLC pays:


       Fixed rate interest                                          $        270,035          6.73%     $

      1,511
       Floating rate interest                                                250,905          6.77%

     5,877
       Floating rate interest based on one index and
         receives floating rate interest based on
         another index                                                       326,644          -

 (9,359)
   Interest rate swap agreements designated as
     hedges of financial liabilities, where TLC pays
       Fixed rate interest                                                    60,000          4.39%

      333
       Floating rate interest                                              1,710,716          6.11%

    37,655
       Floating rate interest based on one index and
         receives floating rate interest based on
         another index                                                        58,585          -

    443
   Interest rate floor agreements                                            560,500          6.46%

      19,287
   Swaptions                                                               8,327,570          4.50%

    54,198
   Others                                                                    108,745          -

19,607

December 31, 1995
   Interest rate swap  agreements  designated as hedges of securities  available for sale, where TLC pays:
       Fixed rate interest                                          $        235,173          7.99%     $

     (9,307)
       Floating rate interest                                                140,000          5.65%

       137
       Floating rate interest based on one index and
         receives floating rate interest based on
         another index                                                        65,000          -

    242
   Interest rate swap agreements designated as
     hedges of financial liabilities, where TLC pays:
       Fixed rate interest                                                    60,000          4.39%

      741
       Floating rate interest                                                934,678          6.17%

    17,169
       Floating rate interest based on one index and
         receives floating rate interest based on
         another index                                                       152,000          -

   (108)
   Interest rate floor agreements                                            560,500          6.46%

      35,820
   Interest rate cap agreements                                              250,000          5.93%

          792
   Swaptions                                                               1,267,140          5.52%

    53,040
   Others                                                                    100,000          -

 2,500


Generally, notional amounts indicate the volume of transactions and estimated fair values indicate the amounts subject to credit risk.

Activities with respect to the notional amounts are summarized as follows (in thousands):

                                             Beginning

 End
                                              of Year         Additions       Maturities     Terminations

   of Year
1996:
   Interest rate swap agreements
     designated as hedges of


     securities available for sale        $      440,173   $      566,023   $      143,554  $
15,058   $        847,584
   Interest rate swap agreements
     designated as hedges of
     financial liabilities                1,146,678        1,887,348        1,103,525
101,200   1,829,301
   Interest rate floor agreements         560,500          -                -                          -
560,500
   Interest rate cap agreements           250,000          -                250,000                    -

 -
   Swaptions                                   1,267,140        7,170,000          109,570             -

        8,327,570
   Others                                        100,000            8,745                -             -

    108,745
                                          --------------   --------------   --------------  ------------
----------------

                                          $    3,764,491   $    9,632,116   $    1,606,649  $
116,258   $11,673,700
                                          ==============   ==============
==============  ============   ===========
1995:
   Interest rate swap agreements
     designated as hedges of
     securities available for sale        $      274,777   $      246,790   $       59,947  $
21,447   $        440,173
   Interest rate swap agreements
     designated as hedges of
     financial liabilities                601,545          1,035,910        460,777               30,000

 1,146,678
   Interest rate floor agreements         560,500          -                -                          -
560,500
   Interest rate cap agreements           100,000          250,000          100,000
-   250,000
   Swaptions                              100,000               1,167,140                -             -

     1,267,140
   Others                                        100,000                -                -             -

   100,000
                                          --------------   --------------   --------------  ------------
----------------

                                          $    1,736,822   $    2,699,840   $      620,724  $
51,447   $      3,764,491
                                          ==============   ==============
==============  ============   ================
1994:
   Interest rate swap agreements
     designated as hedges of
     securities available for sale        $      153,000   $      121,777

$        274,777
   Interest rate swap agreements
     designated as hedges of
     financial liabilities                210,000                 391,545
601,545
   Interest rate floor agreements         400,000          160,500

560,500
   Interest rate cap agreements           -                100,000
100,000
   Swaptions                                           -          100,000

    100,000
   Others                                        100,000                -

   100,000
                                          --------------   --------------   --------------  ------------
----------------

                                          $      863,000   $      873,822   $            -  $          -   $

    1,736,822
                                          ==============   ==============
==============  ============   ================

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of temporary cash investments, fixed maturities and mortgage loans on real estate. The Company places its temporary cash investments with high credit quality financial institutions. Concentrations of credit risk with respect to investments in fixed maturities and mortgage loans on real estate are limited due to the large number of such investments and their dispersion across many different industries and geographic areas. At December 31, 1996, the Company had no significant concentration of credit risk.


NOTE L--OTHER OPERATING REVENUE

In 1994, the Company disposed of an investment in an affiliate which had been accounted for under the equity method. Total consideration of $23.3 million was received from the sale, resulting in income of $13.3 million.

                          Audited Financial Statements

                           Separate Account VA-2LNY of
                               First Transamerica
                             Life Insurance Company

                          Year ended December 31, 1996
                       with Report of Independent Auditors

                                          Report of Independent Auditors


Unitholders of Separate Account VA-2LNY
    of First Transamerica Life Insurance Company
Board of Directors, First Transamerica Life Insurance Company


We have audited the accompanying statement of assets and liabilities of Separate Account VA-2LNY of First Transamerica Life Insurance Company (comprised of the Money Market, Managed Assets, Zero Coupon 2000, Quality Bond, Small Cap, Capital Appreciation, Stock Index Fund, Socially Responsible Fund, Growth and Income, International Equity, International Value Portfolio, Disciplined Stock Portfolio, and Small Company Stock Portfolio Sub-accounts) as of December 31, 1996, the related statement of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended. These financial statements are the responsibility of Separate Account VA-2LNY's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts comprising Separate Account VA-2LNY of First Transamerica Life Insurance Company at December 31, 1996, the results of their operations for the year then ended, and the changes in their net assets for the two years in the period then ended in conformity with generally accepted accounting principles.



March 3, 1997

                                            Separate Account VA-2LNY of
                                     First Transamerica Life Insurance Company

                                        Statement of Assets and Liabilities

                                                 December 31, 1996


                                                                                                          Zero
                                                                  Money             Managed
Coupon
                                                                 Market              Assets               2000
                                                               Sub-account        Sub-account
Sub-account
                                                            ------------------ -------------------
-------------------

Assets:


   Investments, at fair value (Notes 1 and 2)               $      11,663,746  $        5,720,885
$        5,918,194
   Receivable for net units sold                                      106,345                   -

       -
   Due from Transamerica Life                                               -                   -

       -
                                                            -----------------  ------------------
------------------
Total assets                                                $      11,770,091  $        5,720,885  $

5,918,194



Liabilities:
   Payable for net units redeemed                                           -                  22

      30
   Due to Transamerica Life                                             1,638                   1

        -
                                                            -----------------  ------------------
------------------
Total liabilities                                                       1,638                  23

 30
                                                            -----------------  ------------------
------------------

Net assets                                                  $      11,768,453  $        5,720,862  $

5,918,164
                                                            =================
==================  ==================

Accumulation units outstanding                                 10,392,468.634         489,733.637

     396,886.829
                                                            =================
==================  ==================

Net asset value and redemption price per unit               $        1.132402  $        11.681577

$        14.911465
                                                            =================
==================  ==================


Other sub-account information:

Number of shares                                               11,663,745.790        539,706.137

 481,545.505

Net asset value per share                                   $            1.00  $            10.60  $

    12.29

Investment cost                                             $      11,663,746  $        6,621,424  $

  5,881,973





                                                                  Socially
 Quality        Small           Capital           Stock          Responsible      Growth and
International
  Bond           Cap         Appreciation       Index Fund          Fund            Income

Equity
Sub-account  Sub-account      Sub-account      Sub-account       Sub-account
Sub-account      Sub-account
---------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------




$9,397,038 $    58,796,653  $    23,431,114  $    15,685,692   $     2,200,073  $
44,081,314  $     3,238,272
        -           10,432                -                -             1,250            6,130
-
        2              727                -                -                 -                -                5
---------  ---------------  ---------------  ---------------   ---------------  ---------------  ---------------
$9,397,040 $    58,807,812  $    23,431,114  $    15,685,692   $     2,201,323  $
44,087,444  $     3,238,277



        -               42            1,987              988                 -                -                -
        -                -               21               18                 4               36                -
---------  ---------------  ---------------  ---------------   ---------------  ---------------  ---------------
        -               42            2,008            1,006                 4               36
-
---------  ---------------  ---------------  ---------------   ---------------  ---------------  ---------------

$9,397,040 $    58,807,770  $    23,429,106  $    15,684,686   $     2,201,319  $
44,087,408  $     3,238,277
========== ===============  ===============  ===============
===============  ===============  ===============

   664,469.782   1,000,594.78661,074,614.7616585,454.420       103,732.717
1,906,011.1226,976.242
========================================================
===========      ============================

$   14.1421$2  58.772812    $   21.802330    $   26.790617     $   21.221060    $
23.130719    $   14.267032
========================    =============    =============
=============    =============    =============





   817,133.71,128,967.988    1,066,019.767      773,456.191       109,510.834
2,254,798.683      235,339.548

$      11.5$        52.08   $        21.98   $        20.28    $        20.09   $        19.55   $

 13.76

$    9,394,$7148,228,603    $  19,237,112    $  13,002,851     $    2,049,037   $  44,825,963

 $    3,222,985


See accompanying notes.

---------------------------------------------------------------------------
                                            Separate Account VA-2LNY of
------------------------------------------------------------------------------
                                     First Transamerica Life Insurance Company

                                Statement of Assets and Liabilities (continued)

                                                 December 31, 1996


                                                                                                         Small
                                                              International       Disciplined
Company
                                                                  Value              Stock               Stock
                                                               Sub-account        Sub-account
Sub-account
                                                            ------------------ -------------------
-------------------

Assets:


   Investments, at fair value (Notes 1 and 2)               $         489,842  $        4,430,771  $

      2,293,060
   Receivable for net units sold                                            -              66,278

       -
   Due from Transamerica Life                                               1                   -

        -
                                                            -----------------  ------------------
------------------
Total assets                                                $         489,843  $        4,497,049  $
2,293,060



Liabilities:
   Payable for net units redeemed                                           -                   -

      -
   Due to Transamerica Life                                                 -                   3

      1
                                                            -----------------  ------------------
------------------
Total liabilities                                                           -                   3

1
                                                            -----------------  ------------------
------------------

Net assets                                                  $         489,843  $        4,497,046  $
2,293,059
                                                            =================
==================  ==================

Accumulation units outstanding                                     47,815.855         381,884.114

    212,878.654
                                                            =================
==================  ==================

Net asset value and redemption price per unit               $       10.244350  $        11.775943

$        10.771672
                                                            =================
==================  ==================



Other sub-account information:

Number of shares                                                   38,268.876        299,578.821

169,479.652

Net asset value per share                                   $           12.80  $            14.79  $

     13.53

Investment cost                                             $         473,727  $        4,082,076  $

 2,135,971


See accompanying notes.

                                            Separate Account VA-2LNY of
                                     First Transamerica Life Insurance Company

                                              Statement of Operations

                                           Year ended December 31, 1996


                                                                                                           Zero
                                                                    Money             Managed
Coupon
                                                                   Market             Assets
2000
                                                                 Sub-account        Sub-account
Sub-account
                                                              ------------------ ------------------
-------------------



Investment Income (Note 2)                                    $         531,833  $        350,516
$        328,984

Expenses (Note 3):
   Mortality and expense risk charge                                    150,100           105,279

      78,716
                                                              -----------------  ----------------   ----------------

Net investment income                                                   381,733           245,237

    250,268

Net realized and unrealized (loss) gain on investments:
   Realized (loss) gain on investment transactions                            -          (189,898)

     51,030
   Unrealized (depreciation) appreciation of investments                      -          (309,410)

     (227,245)
                                                              -----------------  ----------------   ----------------


Net (loss) gain on investments                                                -          (499,308)

(176,215)
                                                              -----------------  ----------------   ----------------

Increase (decrease) in net assets resulting from operations   $         381,733  $       (254,071)

$         74,053
                                                              =================
================-  ================
operations

Increase (decrease) in net assets resulting from operatios operations ffrom



                                                                    Socially
  Quality          Small           Capital           Stock         Responsible      Growth and
International
    Bond            Cap          Appreciation      Index Fund         Fund            Income

 Equity
Sub-account     Sub-account      Sub-account      Sub-account      Sub-account
Sub-account     Sub-account
------------- ---------------- ----------------- --------------- ---------------- --------------- ---------------


$    450,620  $     1,836,871  $      269,443    $     506,263   $      93,232    $   4,935,954
$     122,452


     107,939          707,999         234,765          163,078          21,150          421,978

   30,830
------------  ---------------  --------------    -------------   -------------    -------------   -------------

     342,681        1,128,872          34,678          343,185          72,082        4,513,976

   91,622


     123,076        2,247,550       1,043,836          491,176          60,088          902,602

   55,696
    (266,024)       3,618,274       2,549,860        1,423,105         136,069       (1,361,873)

        46
------------  ---------------  --------------    -------------   -------------    -------------   -------------

    (142,948)       5,865,824       3,593,696        1,914,281         196,157         (459,271)

    55,742
------------  ---------------  --------------    -------------   -------------    -------------   -------------



$    199,733  $     6,994,696  $    3,628,374    $   2,257,466   $     268,239    $   4,054,705

$     147,364
============  ===============  ==============    =============
=============    =============   =============


See accompanying notes.

-----------------------------------------------------------------------------
                                           Separate Account VA-2LNY of
----------------------------------------------------------------------------
                                    First Transamerica Life Insurance Company

                                        Statement of Operations (continued)

                                           Year ended December 31, 1996


                                                                                                           Small
                                                                 International       Disciplined
Company
                                                                     Value              Stock
Stock
                                                                  Sub-account        Sub-account
Sub-account
                                                               ------------------ ------------------
-------------------



Investment income (Note 2)                                     $         4,577    $        20,474    $

      10,070

Expenses (Note 3)
   Mortality and expense risk charge                                     2,723             18,757

     14,842
                                                               ---------------    ---------------    ---------------

Net investment income (loss)                                             1,854              1,717

   (4,772)

Net realized and unrealized gain on investments:
   Realized gain (loss) on investment transactions                         708             15,555

      (7,185)
   Unrealized appreciation of investments                               16,114            348,695

      157,089
                                                               ---------------    ---------------    ---------------


Net gain on investments                                                 16,822            364,250

   149,904
                                                               ---------------    ---------------    ---------------

Increase in net assets resulting from operations               $        18,676    $       365,967
$       145,132
                                                               ===============
===============    ===============


See accompanying notes.

-----------------------------------------------------------------------------
                                           Separate Account VA-2LNY of
------------------------------------------------------------------------------
                                    First Transamerica Life Insurance Company

                                        Statement of Changes in Net Assets

                                           Year ended December 31, 1996



Zero
                                                                       Money              Managed

Coupon
                                                                       Market             Assets
2000
                                                                    Sub-account         Sub-account
Sub-account
                                                                 ------------------- ------------------
-------------------

Increase (decrease) in net assets:
   Operations:


     Net investment income                                       $         381,733   $         245,237

$         250,268
     Realized (loss) gain on investment transactions                             -            (189,898)

          51,030
     Unrealized (depreciation) appreciation of investments                       -
(309,410)          (227,245)
                                                                 -----------------   -----------------
-----------------


Increase (decrease) in net assets resulting from operations                381,733
(254,071)            74,053
Increase (decrease) in net assets resulting from operations

Changes from accumulation unit transactions (Note 5)                     1,460,629
(2,217,277)           658,584
                                                                 -----------------   -----------------
-----------------

Total increase (decrease) in net assets                                  1,842,362          (2,471,348)

         732,637

Net assets at beginning of year                                          9,926,091           8,192,210

       5,185,527
                                                                 -----------------   -----------------
-----------------

Net assets at end of year                                        $      11,768,453   $       5,720,862
$       5,918,164
                                                                 =================
=================  =================



                                                                         Socially
    Quality            Small            Capital           Stock         Responsible      Growth and

   International
      Bond              Cap          Appreciation      Index Fund          Fund            Income

        Equity
  Sub-account       Sub-account       Sub-account      Sub-account      Sub-account
Sub-account      Sub-account
----------------- ----------------- ---------------- ---------------- ---------------- ----------------
-----------------





$       342,681   $    1,128,872    $       34,678   $       343,185  $        72,082  $
4,513,976   $       91,622
        123,076        2,247,550         1,043,836           491,176           60,088
902,602           55,696
       (266,024)       3,618,274         2,549,860         1,423,105          136,069
(1,361,873)              46
---------------   --------------    --------------   ---------------  ---------------  --------------
--------------


        199,733        6,994,696         3,628,374         2,257,466          268,239
4,054,705          147,364

      2,881,292       10,024,249         9,447,429         5,323,639        1,062,861
25,766,239        2,298,151
---------------   --------------    --------------   ---------------  ---------------  --------------
--------------

      3,081,025       17,018,945        13,075,803         7,581,105        1,331,100
29,820,944        2,445,515

      6,316,015       41,788,825        10,353,303         8,103,581          870,219
14,266,464          792,762
---------------   --------------    --------------   ---------------  ---------------  --------------
--------------

$     9,397,040   $   58,807,770    $   23,429,106   $    15,684,686  $     2,201,319  $
44,087,408   $    3,238,277
===============   ==============    ==============   ===============
===============  ==============   ==============


See accompanying notes.

-----------------------------------------------------------------------------
                                           Separate Account VA-2LNY of
-----------------------------------------------------------------------------
                                    First Transamerica Life Insurance Company

                                  Statement of Changes in Net Assets (continued)

                                           Year ended December 31, 1996


Small
                                                                   International        Disciplined
Company
                                                                       Value               Stock
Stock
                                                                    Sub-account         Sub-account
Sub-account
                                                                 ------------------- ------------------
-------------------

Increase (decrease) in net assets:
   Operations:


     Net investment income                                       $           1,854   $           1,717
$          (4,772)
     Realized gain (loss) on investment transactions                           708              15,555

           (7,185)
     Unrealized appreciation of investments                                 16,114
348,695            157,089
                                                                 -----------------   -----------------
-----------------


Increase in net assets resulting from operations                            18,676
365,967            145,132
Increase (decrease) in net assets resulting from operations

Changes from accumulation unit transactions (Note 5)                       471,167
4,131,079          2,147,927
                                                                 -----------------   -----------------
-----------------

Total increase in net assets                                               489,843           4,497,046

     2,293,059

Net assets at beginning of year                                                  -                   -

         -
                                                                 -----------------   -----------------
-----------------

Net assets at end of year                                        $         489,843   $       4,497,046
$       2,293,059
                                                                 ===================
================== ===================


See accompanying notes.

                                           Separate Account VA-2LNY of
                                    First Transamerica Life Insurance Company

                                        Statement of Changes in Net Assets

                                           Year ended December 31, 1995


                                                                      Money            Managed
Coupon
                                                                      Market           Assets             2000
                                                                   Sub-account       Sub-account
Sub-account
                                                                 ----------------- ----------------
-----------------

Increase (decrease) in net assets:
   Operations:


     Net investment income (loss)                                $       372,818   $       291,209  $

     165,749
     Realized (loss) gain on investment transactions                           -          (150,832)

   (14,600)
     Unrealized (depreciation) appreciation of investments                     -          (293,718)

     391,296
                                                                 ---------------   ---------------  ---------------


Increase (decrease) in net assets resulting from operations              372,818          (153,341)

       542,445
Increase (decrease) in net assets resulting from operations

Changes from accumulation unit transactions (Note 5)                     592,766
(1,913,560)       2,068,529
                                                                 ---------------   ---------------  ---------------

Total increase (decrease) in net assets                                  965,584        (2,066,901)

 2,610,974

Net assets at beginning of year                                        8,960,507        10,259,111

  2,574,553
                                                                 ---------------   ---------------  ---------------

Net assets at end of year                                        $     9,926,091   $     8,192,210  $

 5,185,527
                                                                 ===============
===============  ===============







                                                                         Socially
    Quality            Small            Capital           Stock         Responsible      Growth and

   International
      Bond              Cap          Appreciation      Index Fund          Fund            Income

        Equity
  Sub-account       Sub-account       Sub-account      Sub-account      Sub-account
Sub-account      Sub-account
----------------- ----------------- ---------------- ---------------- ---------------- ----------------
-----------------





$       173,818   $      (300,986)  $        40,129  $        48,537  $        (3,538) $
37,593  $           238
         38,833         1,736,579           119,162          149,258          116,779
785,377           10,932
        379,343         6,401,100         1,641,431        1,307,948           19,919
617,224           15,242
---------------   ---------------   ---------------  ---------------  ---------------  ---------------
---------------


        591,994         7,836,693         1,800,722        1,505,743          133,160
1,440,194           26,412

      3,795,787         9,419,766         4,737,770        3,466,691          413,718
12,826,270          766,350
---------------   ---------------   ---------------  ---------------  ---------------  ---------------
---------------

      4,387,781        17,256,459         6,538,492        4,972,434          546,878
14,266,464          792,762

      1,928,234        24,532,366         3,814,811        3,131,147          323,341
-                -
---------------   ---------------   ---------------  ---------------  ---------------  ---------------
---------------

$     6,316,015   $    41,788,825   $    10,353,303  $     8,103,581  $       870,219  $
14,266,464  $       792,762
===============   ===============   ===============  ===============
===============  ===============  ===============



See accompanying notes.

--------------------------------------
                                           Separate Account VA-2LNY of
----------------------------------------------------------------------------
                                    First Transamerica Life Insurance Company

                                           Notes to Financial Statements

                                                 December 31, 1996


1.     Organization

Separate Account VA-2LNY of First Transamerica Life Insurance Company ("Separate Account") was established by First Transamerica Life Insurance Company ("Transamerica Life"), a wholly-owned subsidiary of Transamerica Occidental Life Insurance Company, as a separate account under the laws of the State of New York on June 23, 1992. The Separate Account is registered with the Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 as a unit investment trust and is designed to provide annuity benefits pursuant to flexible premium multi-funded individual deferred annuity policies ("Policy") issued by Transamerica Life. The Separate Account commenced operations when initial deposits were received on July 7, 1993.

In accordance with the terms of the Policy, all payments allocated to the Separate Account by policy owners must be allocated to purchase units of any or all of the Separate Account's thirteen sub-accounts, each of which invests exclusively in a specific corresponding mutual fund portfolio. The mutual fund portfolios are: eleven Series of Dreyfus Variable Investment Fund (Variable
Fund), Dreyfus Stock Index Fund (Stock Index Fund) and The Dreyfus Socially Responsible Growth Fund (Socially Responsible Fund) (together "the Funds"). The Variable Fund's eleven series are: Money Market Series, Managed Assets Series, Zero Coupon 2000 Series, Quality Bond Series, Small Cap Series, Capital Appreciation Series, Growth and Income, International Equity, International Value Portfolio, Disciplined Stock Portfolio, and Small Company Stock Portfolio. The International Value, Disciplined Stock and Small Company Stock sub accounts were added to the Separate Account effective May 1, 1996. The Funds are open-end management investment companies registered under the Investment Company Act of 1940.

2.     Significant Accounting Policies

The accompanying financial statements of the Separate Account have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known which could impact the amounts reported and disclosed herein. The accounting principles followed and the methods of applying those principles are presented below:

                                           Separate Account VA-2LNY of
                                    First Transamerica Life Insurance Company

                                           Notes to Financial Statements



2.     Significant Accounting Policies (continued)

Investment Valuation--Investments in the Funds' shares are carried at fair (net asset) value. Realized investment gains or losses on investments are determined on a specific identification basis which approximates average cost. Investment transactions are accounted for on the date the order to buy or sell is executed (trade date).

Investment Income--Investment income consists of dividend income (both ordinary and capital gains) and is recognized on the ex-dividend date. All distributions received are reinvested in the respective sub-accounts.

Federal Income Taxes--Operations of the Separate Account are part of, and will be taxed with, those of Transamerica Life, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current federal income tax law, income from assets maintained in the Fund for the exclusive benefit of participants generally is not subject to federal income tax.

3.     Expenses and Charges

Mortality and expense risk charges are deducted from each sub-account on a daily basis which is equal, on an annual basis, to 1.25% of the daily net asset value of the sub-account. This amount can never increase and is paid to Transamerica Life. An administrative expense charge is also deducted by Transamerica Life from each sub-account on a daily basis which is equal, on an annual basis, to
 .15% of the daily net asset value of the sub-account. This amount may change, but it is guaranteed not to exceed a maximum effective annual rate of .25%.

The following charges are deducted from a policyholder's account by Transamerica Life and not directly from the Separate Account. An annual policy fee is deducted at the end of each policy year prior to the annuity date. Currently, this charge is $30 (or 2% of the policy value, if less). This charge may change but is guaranteed not to exceed $60 (or 2% of the policy, if less). After the annuity date this charge is referred to as the Annuity Fee. In the event that a policyholder withdraws all or a portion of the policyholder's account, a contingent deferred sales load (CDSL) not exceeding 6% of premiums may be applied to the amount of the policy value withdrawn to cover certain expenses relating to the sale of policies. The amount of the CDSL is based upon elapsed time since the premium was received and disappears after the seventh year. During 1996, CDSL amounted to $133,845.

                                           Separate Account VA-2LNY of
                                    First Transamerica Life Insurance Company

                                           Notes to Financial Statements



4.     Remuneration

The Separate Account pays no remuneration to directors, advisory boards or officers or such other persons who may from time to time perform services for the Separate Account.

5.     Accumulation Units


The changes in accumulation units and amounts are as follows:

                                                                             Zero
                                         Money             Managed          Coupon           Quality

      Small
                                         Market            Assets            2000             Bond

   Cap
                                      Sub-account        Sub-account      Sub-account
Sub-account      Sub-account
                                   ------------------- ---------------- ---------------- ----------------
----------------
Year ended December 31, 1996

Accumulation Units:


   Units sold                      26,617,198.730           38,335.624       51,842.861
175,846.080      126,546.210
   Units redeemed                  (861,772.292)           (61,586.450)     (14,816.735)
(24,722.837)     (33,470.516)
   Units transferred               (24,447,901.29111)     (153,504.017)       8,072.697
59,206.548       90,074.069
                                   ------------------  ---------------- ---------------  ---------------
---------------

Net increase (decrease)            1,307,525.147          (176,754.843)      45,098.823
210,329.791      183,149.763
                                   =============       ===============-
===============  ===============  ===============


                                         Capital           Stock          Socially        Growth and
International
                                      Appreciation      Index Fund       Responsible        Income

      Equity
                                       Sub-account      Sub-account      Sub-account
Sub-account      Sub-account
                                     ---------------- ---------------- ---------------- ----------------
-----------------

Accumulation Units:
   Units sold                           270,146.010     137,024.714         35,870.324
666,760.274       92,814.368
   Units redeemed                       (20,846.507)    (15,121.803)        (1,442.547)
(33,415.468)      (2,759.436)
   Units transferred                    237,387.012      98,068.821         20,284.094
538,273.277       75,768.843
                                     --------------   -------------    ---------------  ---------------
---------------

Net increase                            486,686.515     219,971.732         54,711.871
1,171,618.083      165,823.775
                                     ==============   =============    ===============
===============  ===============

                                            Separate Account VA-2LNY of
                                    First Transamerica Life Insurance Company

                                           Notes to Financial Statements



5.     Accumulation Units (continued)

                                                                               Small
                                       International       Disciplined        Company
                                           Value              Stock            Stock
                                        Sub-account        Sub-account      Sub-account
                                     ------------------- ---------------- ----------------

Accumulation Units:

   Units sold                               47,818.902      188,126.210       119,085.212
   Units redeemed                          (12,484.261)        (250.516)         (177.873)
   Units transferred                        12,481.214      194,008.420        93,971.315
                                     -----------------   --------------   ---------------

Net increase                                47,815.855      381,884.114       212,878.654
                                     =================   ==============
===============


                                                                            Zero
                                          Money           Managed          Coupon           Quality

     Small
                                         Market           Assets            2000             Bond

  Cap
                                       Sub-account      Sub-account      Sub-account
Sub-account      Sub-account
                                     ---------------- ---------------- ---------------- ----------------
-----------------
Year ended December 31, 1996

Amounts:

   Sales                             $    29,535,731  $       491,826  $       753,021  $
2,399,464  $     6,971,390
   Redemptions                              (940,962)        (772,263)        (216,107)
(338,685)      (1,852,863)
   Transfers                             (27,134,140)      (1,936,840)         121,670
820,513        4,905,722
                                     ---------------- ---------------- ---------------  ---------------
---------------

Net increase (decrease)              $     1,460,629  $    (2,217,277) $       658,584  $
2,881,292  $    10,024,249
                                     ===============  ================
===============  ===============  ===============


                                         Capital           Stock          Socially        Growth and
International
                                      Appreciation      Index Fund       Responsible        Income

      Equity
                                       Sub-account      Sub-account      Sub-account
Sub-account      Sub-account

Amounts:
   Sales                             $     5,339,870  $     3,329,379  $       692,678  $
14,772,345  $     1,293,057
   Redemptions                              (409,817)        (366,457)         (29,419)
(751,599)         (38,366)
   Transfers                               4,517,376        2,360,717          399,602
11,745,493        1,043,460
                                     ---------------  ---------------  ---------------  ---------------
---------------

Net increase                         $     9,447,429  $     5,323,639  $     1,062,861  $
25,766,239  $     2,298,151
                                     ===============  ===============
===============  ===============  ===============


                                            Separate Account VA-2LNY of
                                    First Transamerica Life Insurance Company

                                           Notes to Financial Statements



5.     Accumulation Units (continued)

                                                                               Small
                                       International      Disciplined         Company
                                           Value             Stock             Stock
                                        Sub-account       Sub-account       Sub-account
                                     ------------------ ----------------- ----------------

Amounts:
   Sales                             $         348,424  $     2,039,665   $     1,210,502
   Redemptions                                     (30)          (2,921)           (1,894)
   Transfers                                   122,773        2,094,335           939,319
                                     -----------------  ---------------   ---------------

Net increase                         $         471,167  $     4,131,079   $     2,147,927
                                     =================  ===============
===============


                                                                                Zero
                                           Money             Managed           Coupon         Quality

      Small
                                           Market             Assets            2000            Bond

   Cap
                                        Sub-account        Sub-account      Sub-account
Sub-account     Sub-account
                                     ------------------- ----------------- --------------- ---------------
---------------
Year ended December 31, 1995

Accumulation Units:



   Units sold                           29,544,251.052       26,430.886       26,892.823
18,981.373       66,834.194
   Units redeemed                         (961,510.362)     (34,020.748)      (9,576.976)
(14,077.846)     (19,447.456)
   Units transferred                   (28,044,962.862)    (146,906.895)     131,307.626
284,578.694      157,731.048
                                     -----------------     ------------      -----------     -----------
-----------

Net increase (decrease)                    537,777.828     (154,496.757)     148,623.473
289,482.221      205,117.786
                                     =================   ==============
=============   =============   ==============


                                          Capital             Stock           Socially       Growth and

 International
                                        Appreciation        Index Fund      Responsible        Income

        Equity
                                        Sub-account        Sub-account      Sub-account
Sub-account      Sub-account
                                     ------------------- ----------------- --------------- ---------------
-----------------

Accumulation Units:
   Units sold                               52,743.913       26,348.437        7,783.369
108,076.106       11,372.243
   Units redeemed                          (17,918.025)      (9,709.656)        (848.278)
(4,644.204)      (1,447.345)
   Units transferred                       267,836.448      158,347.265       17,914.164
630,961.194       51,227.569
                                     -----------------   --------------    -------------     -----------
-------------

Net increase                               302,662.336      174,986.046       24,849.255
734,393.096       61,152.467
                                     =================   ==============
=============   =============    =============


                                            Separate Account VA-2LNY of
                                    First Transamerica Life Insurance Company

                                           Notes to Financial Statements



5.     Accumulation Units (continued)

                                                                                Zero
                                           Money             Managed           Coupon         Quality

       Small
                                           Market             Assets            2000            Bond

    Cap
                                        Sub-account        Sub-account      Sub-account
Sub-account      Sub-account
                                     ------------------- ----------------- --------------- ---------------
-----------------

Amounts:


   Sales                             $       31,752,030  $       331,503   $      385,356  $
248,748    $   3,139,452
   Redemptions                               (1,027,098)        (418,989)         (136,865)
(174,885)        (891,363)
   Transfers                                (30,132,166)      (1,826,074)       1,820,038
3,721,924        7,171,677
                                     ------------------  ---------------   --------------  -------------
-------------

Net increase (decrease)              $          592,766  $    (1,913,560)  $    2,068,529  $
3,795,787    $   9,419,766
                                     ==================  ===============
==============  =============    =============


                                          Capital             Stock           Socially       Growth and

 International
                                        Appreciation        Index Fund      Responsible        Income

        Equity
                                        Sub-account        Sub-account      Sub-account
Sub-account       Sub-account
                                     ------------------- ----------------- --------------- ---------------
-----------------

Amounts:
   Sales                             $          827,607  $       524,503   $      128,894  $
1,922,589    $     142,470
   Redemptions                                 (277,839)        (192,252)         (14,360)
(77,573)         (17,841)
   Transfers                                  4,188,002        3,134,440          299,184
10,981,254          641,721
                                     ------------------  ---------------   --------------  -------------
-------------

Net increase                         $        4,737,770  $     3,466,691   $      413,718  $
12,826,270    $     766,350
                                     ==================  ===============
==============  =============    =============

6.     Investment Transactions

The aggregate cost of purchases and the aggregate proceeds from the sales of investments for the year ended December 31, 1996 were:

                                                                                Zero
                                             Money           Managed           Coupon         Quality

      Small
                                            Market            Assets            2000            Bond

   Cap
                                          Sub-account      Sub-account      Sub-account
Sub-account     Sub-account
                                        ---------------- ----------------- --------------- ---------------
---------------



Aggregate purchases                     $    38,977,531  $     1,708,024   $   2,111,465   $
5,548,697   $  19,238,021
                                        ===============  ===============
=============   =============   =============

Aggregate proceeds from sales           $    37,350,845  $     3,679,019   $   1,166,104   $
2,286,011   $   8,029,394
                                        ===============  ===============
=============   =============   =============


                                            Separate Account VA-2LNY of
                                    First Transamerica Life Insurance Company

                                           Notes to Financial Statements



6.     Investment Transactions (continued)


                                            Capital           Stock           Socially       Growth and

International
                                         Appreciation       Index Fund      Responsible        Income

         Equity
                                          Sub-account      Sub-account      Sub-account
Sub-account      Sub-account
                                        ---------------- ----------------- --------------- ---------------
-------------------



Aggregate purchases                     $    12,569,868  $     7,223,701   $   1,623,410   $
35,514,418   $   3,265,100
                                        ===============  ===============
=============   =============   =============

Aggregate proceeds from sales           $     3,050,069  $     1,488,106   $     484,010   $
5,163,989   $     867,816
                                        ===============  ===============
=============   =============   =============


                                                                               Small
                                         International     Disciplined        Company
                                             Value            Stock            Stock
                                          Sub-account      Sub-account      Sub-account
                                        ---------------- ----------------- ---------------

Aggregate purchases                     $       520,351  $     4,345,720   $   2,629,899
                                        ===============  ===============
=============

Aggregate proceeds from sales           $        47,332  $       279,199   $     486,743
                                        ===============  ===============
=============


PART C

Other Information

Item 24. Financial Statements and Exhibits

  (a)    Financial Statements

         All required financial statements are included in Parts A or B of this Registration Statement.

  (b)    Exhibits

         (1)      Resolution of the Board of Directors of Transamerica
                    Occidental Life Insurance Company
                  ("Transamerica") authorizing establishment of the Variable
                    Account.(1)

         (2)      Not Applicable.

         (3)      (a)   Master Agreement among Transamerica Occidental Life
                         Insurance Company, First
                        Transamerica Life Insurance, Transamerica Financial
Resources, Inc., Dreyfus Service
                        Corporation, and Dreyfus Service Organization, Inc. (4)
                  (b) Principal Agency Agreement between Transamerica Occidental Life
                        Insurance Company and Dreyfus Service Organization, Inc
 . (4)
                  (c) Distribution Agreement between Transamerica Occidental Life Insurance
                        Company and Dreyfus Service Corporation.(4)
                  (d) Form of Sales Agreement among Dreyfus Service Corporation, Dreyfus Service
                        Organization, Inc., and Broker-Dealers. (4)
                  (e) Amendment Dated as of August 31, 1993, to Master Agreement among Transamerica
 Occidental Life Insurance Company, First Transamerica Life Insurance Company, Transamerica Financial Resources, Inc., Dreyfus Service Corporation and Dreyfus Service Organization, Inc. (6)
 (f)   Amendment  Dated  as of  August  31,  1993 to  Principal
       Agency Agreement  between  Transamerica  Occidental Life
       Insurance Company and Dreyfus Service Organization, Inc.
       (6)
 (g) Amendment Dated as of August 31, 1993 to Distribution Agreement between Transamerica Occidental Life Insurance Company and Dreyfus Service Corporation.
 (6)
 (h) Distribution Agreement between Transamerica Occidental Life Insurance Company and
       Transamerica Insurance Securities Sales Corporation, dated as of August 24, 1994. (8)
 (i)   Sales Agreement among Transamerica Insurance Securities Sales
Corporation,
       Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance
       Company, Dreyfus Service Corporation, and Dreyfus Service Organization, Inc., dated as of August 24, 1994. (8)
 (j) Services Agreement among Transamerica Occidental Life Insurance Company, First
       Transamerica Life Insurance Company, Transamerica Insurance Securities Sales
       Corporation, Dreyfus Service Corporation, and Dreyfus Service Organization, Inc., dated as of August 24, 1994. (8)

(k) Form of Sales Agreement among Transamerica Insurance Securities Sales Corporation, Transamerica Occidental Life Insurance Company,First Transamerica
 Life Insurance       Company and Broker/Dealers, dated August 24, 1994.(10)

(l) Form of Sales Agreement between Transamerica Occidental Life Insurance Company,

Transamerica Life Insurance and Annuity Company, First Transamerica Life Insurance Company and Transamerica Securities Sales Corporation.(10)


(4)Group Contract Form, Certificate Form, Individual Contract Form and Endorsements.

(a)   Contract Form and Endorsements.  (5)

(i) Form of Flexible Purchase Payment Multi-Funded Deferred Master Group Annuity Contract.
(ii)   Form of Automatic Payout Option Endorsement to Group Contract.
(iii)  Form of Dollar Cost Averaging Option Endorsement to Group Contract.
(iv)   Form of Systematic Withdrawal Option Endorsement to Group Contract.
(v)    Form of Guaranteed Minimum Death Benefit Endorsement to Group Contract.
(vi)   Form of Fixed Account Rider to Group Contract. (7)

(b)   Certificate of Participation Form and Endorsements.  (5)

      (i)    Form of Certificate of Participation.
      (ii)   Form of IRA Endorsement to Certificate.
      (iii)  Form of Dollar Cost Averaging Option Endorsement to Certificate.
      (iv)   Form of Systematic Withdrawal Option Endorsement to Certificate.
      (v)    Form of Automatic Payout Option Endorsement to Certificate.
      (vi)   Form of Benefit Distribution Endorsement to Certificate.

(c)   Individual Contract Form and Endorsements (6)

      (i) Form of Flexible Purchase Payment Multi-Funded Deferred Individual Annuity
             Contract.
      (ii)   Form of IRA Endorsement to Individual Contract.
      (iii)  Form of Benefit Distribution Endorsement.
      (iv) Form of Dollar Cost Averaging Option Endorsement to Individual Contract.
      (v)    Form of Systematic Withdrawal Option Endorsement to Individual
Contract.
      (vi)   Form of Automatic Payout Option Endorsement to Individual Contract.
      (vii) Form of Guaranteed Minimum Death Benefit Endorsement to Individual Contract.
      (viii) Form of Fixed Account Rider to Individual Contract. (7)

(5)      (a)   Form of Application for and Acceptance of Group Annuity Contract.
(5)
                  (b) Form of Application for Enrollment under Group Annuity Contract.(5)
                  (c)   Form of Application for Individual Annuity Contract. (6)

         (6)      (a)   Restated Articles of Incorporation of Transamerica. (1)
                  (b)   Restated By-Laws of Transamerica. (1)

         (7)      Not applicable.

         (8)      (a)   Participation Agreement between Transamerica Occidental
 Life Insurance Company and
                        Dreyfus Variable Investment Fund. (4)
                  (b) Participation Agreement between Transamerica Occidental Life Insurance Company and
                        Dreyfus Life and Annuity Index Fund, Inc. (4)
                  (c) Participation Agreement between Transamerica Occidental Life Insurance Company and
                        The Dreyfus Socially Responsible Growth Fund, Inc. (6)

 (d) Administrative Services Agreement between Transamerica Occidental Life Insurance Company and Vantage Computer Systems, Inc. (4)
(e) Amendment Dated as of August 31, 1993 to Participation Agreement between Transamerica Occidental Life Insurance Company and Dreyfus Variable Investment Fund. (6)

 (f) Amendment Dated as of August 31, 1993 to Participation Agreement between Transamerica Occidental Life Insurance Company and Dreyfus Life and
Annuity Index        Fund, Inc. (6)
 (g)   Amendment Dated as of August 24, 1994 to Participation Agreement Dated
as of March        3, 1993, As Amended, between Transamerica Occidental Life
Insurance Company and        Dreyfus Variable Investment Fund. (8)
 (h) Amendment Dated as of August 24, 1994 to Participation Agreement Dated as of August
       31, 1993 between Transamerica Occidental Life Insurance Company and
Dreyfus Socially        Responsible Growth Fund, Inc. (8)
 (i)   Amendment Dated as of August 24, 1994 to Participation Agreement Dated
as of March        3, 1993, As Amended, between Transamerica Occidental Life
Insurance Company and        Dreyfus Stock Index Fund. (8)

         (9)      (a)   Opinion and Consent of Counsel.  (9)


         (10)     (a)   Consent of Counsel.  (10)
                  (b)   Consent of Independent Auditors.  (10)


         (11)     No financial statements are omitted from item 23.

         (12)     Not applicable.

         (13)     Performance Data Calculations. (6)

         (14)     Not applicable.

         (15)     Powers of Attorney.

                  Robert Abeles (10)       Richard N. Latzer (2)

                  Thomas J. Cusack (6)    Karen MacDonald (9)
                  James W. Dederer (2)    Gary U. Rolle' (2)
                  John A. Fibiger (6)     James B. Roszak (2)
                  Richard H. Finn (1)     William E. Simms (3)
                                          T. Desmond Sugrue (10)

                  David E. Gooding (2)    Nooruddin S. Veerjee (4)
                  Edgar H. Grubb (2)      Robert A. Watson(9)
                  Frank C. Herringer (2)

(1) Filed with initial filing of this Form N-4 Registration Statement, File No. 33-49998 (July 24, 1992).

(2) Incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No.1 to the Registration
         Statement of Transamerica Occidental Life Insurance Company's Separate Account VL on Form S-6,
         File No. 33-28107 (April 30,  1990).

(3) Incorporated by reference to Exhibit 7(d) of Post-Effective Amendment No. 2 to the Registration
         Statement of Transamerica Occidental Life Insurance Company's Separate Account VL on Form S-6,
         File No. 33-28107 (April 30, 1991).

(4) Filed with Post-Effective Amendment No. 1 to this Form N-4 Registration Statement, File No. 33-49998
         (April 30, 1993).

(5) Filed with Post-Effective Amendment No. 3 to this Form N-4 Registration Statement, File No. 33-49998
         (March 8, 1994).

 (6) Filed with Post-Effective Amendment No. 4 to this Form N-4 Registration Statement, File No. 33-49998
         (April 29, 1994).

(7) Filed with Post-Effective Amendment No. 5 to this Form N-4 Registration Statement, File No. 33-49998
         (March 1, 1995).

(8) Filed with Post-Effective Amendment No. 6 to this Form N-4 Registration Statement File No. 33-499988 (April 28, 1995).


(9) Filed with Post-Effective Amendment No. 7 to this Form N-4 Registration Statement
         File No. 33-49998 (April 26, 1996).

(10)     File herewith.

Item 25.  List of Directors of Transamerica Occidental Life Insurance Company


                  Robert Abeles                     Frank C. Herringer

                                     Richard N. Latzer

                  Thomas J. Cusack


                  James W. Dederer                  Karen MacDonald

                  John A. Fibiger                   Gary U. Rolle'

                  Richard H. Finn                   James B. Roszak

                  David E. Gooding                  William E. Simms


                  Edgar H. Grubb                    T. Desmond Sugrue


                                                    Nooruddin S. Veerjee

                                                    Robert A. Watson


         List of Officers for Transamerica Occidental Life Insurance Company


Thomas J. Cusack       President and Chief Executive Officer
John A. Fibiger, FSA      Chairman
James B. Roszak        President, Life Insurance Division and Chief
                       Marketing Officer
William E. Simms       President - Reinsurance Division
Robert Abeles             Executive Vice President and Chief Financial Officer
James W. Dederer, CLU  Executive Vice President, General
                          Counsel and Corporate Secretary
David E. Gooding       Executive Vice President and Chief Information Officer

         Bruce Clark               Senior Vice President and Chief Actuary
         Daniel E. Jund, FLMI      Senior Vice President
         Karen MacDonald           Senior Vice President and Corporate Actuary

         Louise K. Neal                             Senior Vice President
         William N. Scott, CLU, FLMI                Senior Vice President
         T. Desmond Sugrue                          Executive Vice President
         Ron F. Wagley           Senior Vice President and Chief Agency Officer
         Nooruddin S. Veerjee, FSA           President - Group Pension Division
         Darrel K.S. Yuen                           President-Asian Operations
         Richard N. Latzer                          Chief Investment Officer
         Gary U. Rolle', CFA                        Chief Investment Officer
         Glen E. Bickerstaff                        Investment Officer
         John M. Casparian                          Investment Officer

         Heather E. Creeden                         Investment Officer
         Colin Funai                                Investment Officer
         William L. Griffin                         Investment Officer
         Sharon K. Kilmer                           Investment Officer
         Matthew W. Kuhns                           Investment Officer
         Lyman Lokken                               Investment Officer
         Michael F. Luongo                          Investment Officer
         Matthew Palmer                             Investment Officer
         Thomas C. Pokorski                         Investment Officer
         Dale S. Rathe-Aazam       Investment Officer
         Susan A. Silbert                           Investment Officer

         Jeffrey S. Van Harte                       Investment Officer
         Lennart H. Walin                           Investment Officer
         Paul Wintermute                            Investment Officer
         William D. Adams                           Vice President
         Sandra Bailey-Whichard                     Vice President
         Nicki Bair                                 Senior Vice President
         Dennis Barry                               Vice President
         Laurie Bayless                             Vice President
         Marsha Blackman                            Vice President
         Thomas Briggle                             Vice President
         Thomas Brimacombe         Vice President
         Roy Chong-Kit                      Senior Vice President and Actuary
         Alan T. Cunningham        Vice President and Deputy General Counsel
         Aldo Davanzo              Vice President and Assistant Secretary
         Daniel Demattos                            Vice President
         Peter DeWolf              Vice President
         Mary J. Dinkel, CLU       Vice President
         Randy Dobo                                 Vice President and Actuary
         Thomas P. Dolan, FLMI                      Vice President
         John V. Dohmen                             Vice President
         Gail DuBois               Vice President and Associate Actuary
         Ken Ellis                                  Vice President
         George Garcia             Vice President and Chief Medicare Officer
         David M. Goldstein        Vice President and Associate General Counsel
         John D. Haack             Vice President
         Paul Hankwitz, MD            Vice President and Chief Medical Director
         Randall C. Hoiby          Vice President and Associate General Counsel
         John W. Holowasko                          Vice President

         William M. Hurst          Vice President and Associate General Counsel
         James M. Jackson             Vice President and Deputy General Counsel
         Allan H. Johnson, FSA                      Vice President and Actuary
         Ken Kilbane                                Vice President

         James D. Lamb, FSA        Vice President and Chief Actuary
         Ronald G. Larson, FLMI    Regional Vice President

         Frank J. LaRusso         Vice President and Chief Underwriting Officer
         Richard K. M. Lau, ASA    Vice President
         Thomas Liu                                 Vice President
         Katherine Lomeli               Vice President and Assistant Secretary
         Philip E. McHale, FLMI                     Vice President
         Mark Madden               Vice President
         Vic Modugno               Vice President and Associate Actuary
         Mischelle Mullin                           Vice President
         Wayne Nakano, CPA         Vice President and Controller
         Paul Norris                                Vice President and Actuary
         John W. Paige, FSA             Vice President and Associate Actuary
         Stephen W. Pinkham        Vice President
         Bruce Powell                               Vice President
         Larry H. Roy                               Vice President
         Joel D. Seigle            Vice President
         Sandra Smith                               Vice President
         James O. Strand                            Vice President
         Deborah Tatro             Vice President
         Lawrence Taylor                            Vice President
         Claude W. Thau, FSA                        Senior Vice President
         Kim A. Tursky                  Vice President and Assistant Secretary
         William R. Wellnitz, FSA  Senior Vice President and Actuary
         Anthony Wilkey                             Vice President
         Thomas Winters                             Vice President
         Ronald R. Wolfe                            Regional Vice President
         Sally Yamada              Vice President and Treasurer
         Olisa Abaelu                               Second Vice President
         Flora Bahaudin                             Second Vice President
         David Barcellos                            Vice President
         Michael C. Barnhart                           Regional Vice President
         Dan Bass, ASA                              Second Vice President
         Frank Beardsley                            Vice President
         Esther Blount                              Second Vice President
         Benjamin Bock                              Vice President
         Art Bueno                                  Second Vice President
         Barry Buner                                Second Vice President
         Beverly Cherry                             Second Vice President
         Wonjoon Cho               Second Vice President
         Art Cohen                                  Second Vice President
         Rose Corlew                                Second Vice President
         Dave Costanza                              Second Vice President
         Gloria Durosko                             Second Vice President
         Reid A. Evers             Vice President and Associate General Counsel
         David Fairhall            Second Vice President and Associate Actuary
         Selma Fox                                  Second Vice President
         Jerry Gable, FSA                           Second Vice President
         Roger Hagopian                             Second Vice President

         Sharon Haley                               Second Vice President
         Brian Hoyt                                 Second Vice President
         Zahid Hussain                    Vice President and Associate Actuary
         Ahmad Kamil, FIA, MAAA            Vice President and Associate Actuary
         Ronald G. Keller                           Second Vice President
         Ken Kiefer                                 Second Vice President
         Joan Klubnik                               Second Vice President
         Lynette Lawson                             Second Vice President
         Dean LeCesne              Second Vice President
         Marilyn McCullough    Vice President and Chief Reinsurance Underwriter
         Richard MacKenzie                          Second Vice President
         Carl Marcero                               Second Vice President
         Lisa Moriyama                              Second Vice President
         Joseph K. Nelson                           Second Vice President
         John Oliver                                Second Vice President
         Susan O'Brien             Second Vice President
         Daragh O'Sullivan                          Second Vice President
         Stephanie Quincey                          Second Vice President
         James R. Robinson                          Second Vice President
         John J. Romer             Vice President
         Thomas M. Ronce    Second Vice President and Assistant General Counsel
         Hugh Shellenberger                         Second Vice President
         Mary Spence                                Second Vice President
         Jean Stefaniak            Second Vice President
         Michael S. Stein                           Second Vice President
         Christina Stiver                                  Vice President
         David Stone                                Second Vice President
         Suzette Stover-Hoyt                        Second Vice President
         John Tillotson            Second Vice President
         Janet Unruh        Second Vice President and Assistant General Counsel
         Colleen Vandermark                         Vice President
         Susan Viator                               Second Vice President
         Richard T. Wang                            Second Vice President
         James B. Watson    Second Vice President and Assistant General Counsel
         Joanne E. Whitaker                         Second Vice President
         Sheila Wickens, MD          Second Vice President and Medical Director
         William Wojciechowski                      Second Vice President
         Michael B. Wolfe                           Vice President
         Wilbur L. Fulmer                           Tax Officer
         James Wolfenden                            Statement Officer


 Item 26. Person Controlled by or Under Common Control With the Depositor or Registrant.

         The  Depositor,   Transamerica   Occidental   Life  Insurance   Company
(Transamerica), is wholly owned by Transamerica Insurance Corporation of California. The Registrant is a segregated asset account of Transamerica.

         The following chart indicates the persons controlled by or under common control with Transamerica.

                    TRANSAMERICA CORPORATION AND SUBSIDIARIES
                     WITH STATE OR COUNTRY OF INCORPORATION

Transamerica Corporation


      ARC Reinsurance Corporation - Hawaii
      Inter-America Corporation - California
      Mortgage Corporation of America - California
      Pyramid Insurance Company, Ltd. - Hawaii
         Pacific Cable Ltd. - Bermuda
            TC Cable, Inc. - Delaware
      River Thames Insurance Company Limited - England
      RTI Holdings, Inc. - Delaware
      Transamerica Airlines, Inc. - Delaware
      Transamerica Asset Management Group, Inc. - Delaware
         Criterion Investment Management Company - Texas
      Transamerica CBO I, Inc. - Delaware
      Transamerica Corporation (Oregon) - Oregon
      Transamerica Delaware, L.P. - Delaware
      Transamerica Finance Group, Inc. - Delaware
         BWAC Twelve, Inc. - Delaware
            Transamerica Insurance Finance Corporation - Maryland
               Transamerica Insurance Finance Company (Europe) - Maryland
            Transamerica Insurance Finance Corporation, California - California
               Transamerica Insurance Finance Corporation, Canada - Ontario Transamerica Finance Corporation - Delaware
            TA Leasing Holding Co., Inc. - Delaware
               Trans Ocean Ltd. - Delaware
                  Trans Ocean Container Corp. - Delaware
                     Cool Solutions, Inc. - Delaware
                     TOD Liquidating Corp. - California
                     TOL S.R.L. - Italy
                     Trans Ocean Leasing Deutschland GMBH - Germany
                     Trans Ocean Leasing PTY Limited - Australia
                     Trans Ocean Management Corporation -
                     Trans Ocean Regional Corporate Holdings - California
                     Trans Ocean SARL - France
                     Trans Ocean Tank Services Corporation - Delaware
                  Trans Ocean Container Finance Corp. - Delaware
               Transamerica Leasing Inc. - Delaware
                  Better Asset Management Company LLC - Delaware
                  Greybox L.L.C. - Delaware
                  Transamerica Leasing Holdings Inc. - Delaware
                     Greybox Services Limited - United Kingdom
                     Intermodal Equipment, Inc. - Delaware
                        Transamerica Leasing N.V. - Belgium
                        Transamerica Leasing SRL - Italy
                     Transamerica Distribution Services Inc. - Delaware Transamerica Leasing Coordination Center - Belgium Transamerica Leasing do Brasil Ltda. - Brazil
                     Transamerica Leasing GmbH - West Germany
                     Transamerica Leasing Limited - United Kingdom
                        ICS Terminals (UK) Limited - United Kingdom
                     Transamerica Leasing Pty. Ltd. - Australia
                     Transamerica Leasing (Canada) Inc. - Canada
                     Transamerica Leasing (HK) Ltd. - Hong Kong

                     Transamerica Leasing (Proprietary) Limited - South Africa
                    Transamerica Tank Container Leasing Pty. Limited - Australia
                     Transamerica Trailer Holdings I Inc. - Delaware Transamerica Trailer Holdings II Inc. - Delaware Transamerica Trailer Holdings III Inc. - Delaware Transamerica Trailer Leasing AB - Sweden
                     Transamerica Trailer Leasing A/S - Denmark.
                     Transamerica Trailer Leasing GmbH - Germany
                     Transamerica Trailer Leasing S.A. - Fra.
                     Transamerica Trailer Leasing S.p.A. - Italy
                     Transamerica Trailer Leasing (Belgium) N.V. - Belg. Transamerica Trailer Leasing (Netherlands) B.V. - Neth. Transamerica Trailer Spain S.A. - Spn.
                     Transamerica Transport Inc. - NJ
            TELColorado Holding Co., Inc. - Delaware
            Transamerica Commercial Finance Corporation, I - Delaware
               BWAC Credit Corporation - Delaware
               BWAC International Corporation - Delaware
               Transamerica Business Credit Corporation - Delaware
                  The Plain Company - Delaware
               Transamerica Global Distribution Finance Corporation - Delaware Transamerica Inventory Finance Corporation - Delaware
                  BWAC Seventeen, Inc. - Delaware
                     Transamerica Commercial Finance Canada, Limited - Ontario
                    Transamerica Commercial Finance Corporation, Canada - Canada
                        TCF Commercial Leasing Corporation, Canada - Ontario
                  BWAC Twenty-One, Inc. - Delaware
                     Transamerica Commercial Holdings Limited - United Kingdom
                        Transamerica Commercial Finance Limited - United Kingdom Transamerica Trailer Leasing Limited - United Kingdom
                  Transamerica Commercial Finance Corporation - Delaware
                     TCF Asset Management Corporation - Colorado
                     Transamerica Joint Ventures, Inc. - Delaware
                  Transamerica Commercial Finance France S.A. - France Transamerica GmbH Inc. - Delaware
                     Transamerica Financieringsmaatschappij B.V. - Netherlands Transamerica GmbH - Germany - Germany
            Transamerica Finance Loan Company - Delaware
            Transamerica Financial Services Holding Company - Delaware
               Arcadia General Insurance Company - Arizona
               Arcadia National Life Insurance Company - Arizona
               First Credit Corporation - Delaware
               Pacific Agency, Inc. - Indiana
               Pacific Agency, Inc. - Nevada
               Pacific Finance Loans - California
               Pacific Service Escrow Inc. - Delaware
               Transamerica Acceptance Corporation - Delaware
                  Transamerica Financial Services Limited, United Kingdom - United Kingdom
               Transamerica Credit Corporation - Nevada
               Transamerica Credit Corporation (Washington) - Washington Transamerica Financial Consumer Discount Company (Pennsylvania)
- Pennsylvania
               Transamerica Financial Corporation - Nevada
                  Transamerica Financial Services Mortgage Company - Delaware
               Transamerica Financial Professional Services, Inc. - California

               Transamerica Financial Services - California
                  NAB Services, Inc. - California
               Transamerica Financial Services Company - Ohio
               Transamerica Financial Services Inc. - Hawaii
               Transamerica Financial Services Inc. - Minnesota
               Transamerica Financial Services of Dover, Inc. - Delaware Transamerica Financial Services, Inc. - Alabama
               Transamerica Financial Services, Inc. - British Columbia Transamerica Financial Services, Inc. - New Jersey
               Transamerica Financial Services, Inc. - Texas
               Transamerica Financial Services, Inc. - West Virginia Transamerica Insurance Administrators, Inc. - Delaware Transamerica Mortgage Company - Delaware
         Transamerica Financial Services Finance Co. - Delaware
         Transamerica HomeFirst, Inc. - California
      Transamerica Foundation - California
      Transamerica Information Management Services, Inc. - Delaware Transamerica Insurance Corporation of California - California
         Arbor Life Insurance Company - Arizona
         Plaza Insurance Sales, Inc. - California
         Transamerica Advisors, Inc. - California
         Transamerica Annuity Service Corporation - New Mexico
         Transamerica Financial Resources, Inc. - Delaware
            Financial Resources Insurance Agency of Texas - Texas
            TBK Insurance Agency of Ohio, Inc. - Ohio
            Transamerica Financial Resources Insurance Agency of Alabama Inc. - Alabama
            Transamerica Financial Resources Insurance Agency of Massachusetts Inc. - Massachusetts
         Transamerica International Insurance Services, Inc. - Delaware
            Home Loans and Finance Ltd. - United Kingdom
         Transamerica Occidental Life Insurance Company - California
            Bulkrich Trading Limited - Hong Kong
            First Transamerica Life Insurance Company - New York
            NEF Investment Company - California
            Transamerica Life Insurance and Annuity Company - North Carolina
               Transamerica Assurance Company - Colorado
            Transamerica Life Insurance Company of Canada - Canada
            Transamerica Variable Insurance Fund, Inc. - Maryland
            USA Administration Services, Inc. - Kansas
         Transamerica Products, Inc. - California
            Transamerica Leasing Ventures, Inc. - California
            Transamerica Products II, Inc. - California
            Transamerica Products IV, Inc. - California
            Transamerica Products I, Inc. - California
         Transamerica Securities Sales Corporation - Maryland
         Transamerica Service Company - Delaware
      Transamerica International Holdings, Inc. - Delaware
      Transamerica Investment Services, Inc. - Delaware
         Transamerica Income Shares, Inc. (managed by TA Investment Services)
 - Maryland
      Transamerica LP Holdings Corp. - Delaware
      Transamerica Properties, Inc. - Delaware
         Transamerica Retirement Management Corporation - Delaware
      Transamerica Real Estate Tax Service (A Division of Transamerica Corporation) - N/A
         Transamerica Flood Hazard Certification (A Division of TA Real Estate Tax Service) - N/A
      Transamerica Realty Services, Inc. - Delaware

         Bankers Mortgage Company of California - California Pyramid Investment Corporation - Delaware
         The Gilwell Company - California
         Transamerica Affordable Housing, Inc. - California Transamerica Minerals Company - California Transamerica Oakmont Corporation - California Ventana Inn, Inc. - California
      Transamerica Telecommunications Corporation - Delaware

                         *Designates INACTIVE COMPANIES
                     oA Division of Transamerica Corporation
         ss.Limited Partner; Transamerica Corporation is General Partner

Item 27. Number of Certificate Owners


         As of April 1, 1997 there were 8,436 Owners of Non-Qualified Individual Contracts and 4,735 Owners of Qualified Individual Contracts.

Item 28.  Indemnification

         Transamerica's Bylaws provide in Article V as follows:

         Section 1.  Right to Indemnification.
Each person who was or is a party or is threatened to be made a party to or is involved, even as a witness, in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by statutory and decisional law, as the same exists or may hereafter be interpreted or amended (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expense, liability, and loss (including attorneys' fees, judgements, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing, in any Proceeding (hereafter "Expenses"); provided however, that except as to actions to enforce indemnification rights pursuant to Section 3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right. [It is the Corporation's intent that the bylaws provide indemnification in excess of that expressly permitted by Section 317 of the California General Corporation Law, as authorized by the Corporation's Articles of Incorporation.]

         Section 2.  Authority to Advance Expenses.
Expenses incurred by an officer or director (acting in his capacity as such) in defending a Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding, provided, however, that if required by the California General Corporation Law, as amended, such Expenses shall be advanced only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article or otherwise. Expenses incurred by other Agents of the corporation (or by the directors or officers not acting in their capacity as such, including service with respect to employee benefit plans) may be advanced upon the receipt of a similar undertaking, if required by law, and upon such other terms and conditions as the Board of Directors deems appropriate. Any obligation to reimburse the corporation for Expense advances shall be unsecured and no interest shall be charged thereon.

         Section 3.  Right of Claimant to Bring Suit.
If a claim under Section 1 or 2 of this Article is not paid in full by the corporation within 30 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys' fees) of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct that make it permissible under the California General Corporation

Law for the corporation to indemnify the claimant for the amount claimed. The burden of proving such a defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the California General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

         Section 4.  Provisions Nonexclusive.
The rights conferred on any person by this Article shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. To the extent that any provision of the Articles, agreement, or vote of the stockholders or disinterested directors is inconsistent with these bylaws, the provision, agreement, or vote shall take precedence.

         Section 5.  Authority to Insure.
The corporation may purchase and maintain insurance to protect itself and any Agent against any Expense asserted against or incurred by such person, whether or not the corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article [provided that, in cases where the corporation owns all or a portion of the shares of the company issuing the insurance policy, the company and/or the policy must meet one of the two sets of conditions set forth in Section 317 of the California General Corporation Law, as amended].

         Section 6.  Survival of Rights.
The rights provided by this Article shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

         Section 7.  Settlement of Claims.
The  corporation  shall not be liable to indemnify  any Agent under this Article
(a) for any amounts paid in settlement of any action or claim effected without the corporation's written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award, if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

         Section 8.  Effect of Amendment
Any amendment, repeal, or modification of this Article shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal, or modification.

         Section 9.  Subrogation.
In the event of payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

         Section 10.  No Duplication of  Payments.
The corporation shall not be liable under this Article to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling person of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by the director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

         The directors and officers of  Transamerica  Occidental  Life Insurance
Company are covered under a Directors and Officers liability program which includes direct coverage to directors and officers (Coverage A) and corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $65,000,000 for Coverage A and $55,000,000 for Coverage B for the period 11/25/93 to 11/25/94. Coverage B is subject to a self insured retention of $5,000,000. The primary policy under the program is with Corporate Officers and Directors Assurance Holding Limited
(CODA).

Item 29.  Principal Underwriter

         Transamerica Securities Sales Corporation (TSSC) and Transamerica Financial Resources (TFR) are the co-underwriters of the Certificates and the Individual Contracts as defined in the Investment Company Act of 1940. TSSC became Principal Underwriter effective 8-24-94.

NAME AND PRINCIPAL                  POSITION AND OFFICES WITH
BUSINESS ADDRESS*                   TRANSAMERICA SECURITIES SALES
CORPORATION

Barbara A. Kelley                           President and Director
Regina M. Fink                              Secretary and Director
Benjamin Tang                               Treasurer
James B. Roszak                              Director

Nooruddin Veerjee                           Director
Dan S. Trivers                              Senior Vice President

Nicki A. Bair                               Vice President
Chris Shaw                                  Second Vice President

*The Principal business address for each officer and director is 1150 South Olive, Los Angeles, CA 90015.

NAME AND PRINCIPAL                                  POSITION AND OFFICES WITH
BUSINESS ADDRESS*                              TRANSAMERICA FINANCIAL
RESOURCES

Barbara A. Kelley                                   President and Director

Regina M. Fink                                      Secretary and Counsel

Monica Suryapranata                                 Treasurer


Gilbert F. Cronin Director

James W. Dederer                                    Director

John Leon                                           Second Vice President and
                                                     Director of Due Diligence

James B. Roszak   Director

Jeffrey C. Goodrich                                 Vice President


Dan  Trivers                                        Vice President, Director of
                                                        Administration and
                                                    Chief Compliance Officer


Ronald F. Wagley                                    Director

Kerry Rider                                         Second Vice President and
                                                        Director of Compliance

*The Principal business address for each officer and director is 1150 South Olive, Los Angeles, CA 90015.


         The following table lists the amounts of commissions paid to the co-underwriters during the last fiscal year.


Name of
Principal          Net Underwriting           Compensation on        Brokerage
Underwriter     Discounts & Commission          Redemption          Commissions
Compensation

TSSC                      -0-                       -0-            15,506,834.71         -0-
TFR                       -0-                       -0-            2,283,845.07          -0-


Item 30. Location and Accounts and Records

         All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by Transamerica or the Service Office at their administrative offices.

Item 31. Management Services

         All management contracts are discussed in Parts A or B.

Items 32. Undertakings

  (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

  (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of

         Additional  Information,   or  (2)  a  post  card  or  similar  written
         communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

  (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica at the address or phone number listed in the Prospectus.

  (d) Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(i) and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on
         Section 403(b) policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.


(e) Transamerica represents that the fees and charges deducted under the Contracts are reasonable in the aggregate in relation to services rendered, expenses expected to be incurred and risks assumed by Transamerica.

                                                        SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, Transamerica Occidental Life Insurance Company certifies that this Post-Effective Amendment No.8 to the Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned in the City of Los Angeles, State of California on this 28th day of April, 1997.



SEPARATE ACCOUNT VA-2L                               TRANSAMERICA  OCCIDENTAL
OF TRANSAMERICA  OCCIDENTAL                          LIFE INSURANCE COMPANY
LIFE INSURANCE COMPANY                               (DEPOSITOR)
(REGISTRANT)


       --------------------------
       Aldo Davanzo
     Vice President and Assistant Secretary




         As Required by the Securities Act of 1933, this Post-Effective Amendment No. 8 to the Registration
Statement has been signed by the following persons in the capacities and on the date indicated.



Signatures                                  Titles                                      Date



_____________________*                      Director, Executive Vice President  April 28,
1997
Robert Abeles                               and Chief Financial Officer


______________________*                     President, Chief Executive Officer  April  28,
1997
Thomas J. Cusack                            and Director



______________________*                     Chairman and Director               April  28,
1997
John A. Fibiger

______________________*                     Director                            April  28, 1997
Richard I. Finn

______________________*                     Director                            April  28, 1997






David E. Gooding




______________________*                     Director                            April  28, 1997
Edgar H. Grubb

______________________*                     Director                            April  28, 1997
Frank C. Herringer

______________________*                     Director                            April  28, 1997
Richard N. Latzer




______________________*                     Director                            April  28, 1997
Karen MacDonald

______________________*                     Director                            April  28, 1997
Gary U. Rolle'

______________________*                     Director                            April  28, 1997
James B. Roszak

______________________*                     Director                            April  28, 1997
William E. Simms

______________________*                     Director                            April 28, 1997
T. Desmond Sugrue

______________________*                     Director                            April  28, 1997
Nooruddin S. Veerjee

______________________*                     Director                            April 28, 1997
Robert A. Watson

______________________                      On April 28, 1997 as Attorney-in-
                                             Fact pursuant to

*By:  Aldo Davanzo                      powers of attorney previously filed
                                        and filed herewith, and in his   own
                                           capacity as Executive Vice President,
                                         General Counsel, Corporate Secretary
                                            and Director

                                                       EXHIBIT INDEX

Exhibit           Description
No.               of Exhibit



(3)               (k) Form of Sales Agreement among Transamerica Insurance
                         Securities Sales Corporation, Transamerica Occidental
                     Life Insurance Company,First Transamerica Life Insurance Company and Broker/Dealers, dated August 24, 1994.(10)

                  (l)Form Sales Agreement between Transamerica Occidental Life
                    Insurance Company, Transamerica Life Insurance and Annuity Company, First Transamerica Life Insurance Company and Transamerica Securirites Sales Corporation.(10)

(10)              (a)      Consent of Counsel
                  (b)      Consent of Independent Auditors

(15)              Power of Attorney

                                 Exhibit (3)(k)
              Form of Sales Agreement among Transamerica Insurance
              Securities Sales Corporation, Transamerica Occidental
            Life Insurance Company,First Transamerica Life Insurance
             Company and Broker/Dealers, dated August 24, 1994.(10)

                                                  SALES AGREEMENT

                  Agreement dated as of ______________________________, 1994, by and among  TRANSAMERICA  INSURANCE  SECURITIES SALES  CORPORATION,  a
California
corporation  ("TISSC"),   TRANSAMERICA  OCCIDENTAL  LIFE  INSURANCE
COMPANY,  a
California  insurance  company  ("TOLIC"),  FIRST  TRANSAMERICA  LIFE
INSURANCE
COMPANY ("FTLIC," together with TOLIC, the "Transamerica Companies" and each individually, a "Transamerica Company," and the Transamerica Companies together with TISSC, "Transamerica"), and ___________________________________________, a
__________________          corporation          ("Broker-Dealer");          and
_____________________________,   a____________________  corporation  ("Insurance
Agent").

                                                     RECITALS:

                  A.  Each  Transamerica  Company  pursuant  to  a  Distribution
Agreement with TISSC (the "Distribution Agreements") has appointed TISSC as the principal underwriter of the class or classes of variable annuity contracts identified in Schedule 1 to this Agreement at the time that this Agreement is executed, and such other class or classes of variable insurance products that may be added to Schedule 1 from time to time in accordance with Section 2(g) of this Agreement (each, a "class of Contracts"; all such classes, the "Contracts"). Each class of Contracts will be issued by a Transamerica Company through one or more separate accounts of such Transamerica Company ("Separate Accounts") and each class of Contracts will be funded by shares of certain registered investment companies (each, a "Fund"; together, the "Funds") and/or by a fixed account option(s). The Transamerica Companies have authorized TISSC to enter into separate written agreements with broker-dealers pursuant to which such broker-dealers would be authorized to participate in the sale of the Contracts and would agree to use their best efforts to solicit applications for the Contracts.

                  B. Broker-Dealer is a broker-dealer and Insurance Agent is a life insurance agent. Insurance Agent is:
                           () the same person as Broker-Dealer.
                           () an Affiliate of Broker-Dealer

                  C. The parties to this Agreement desire that Broker-Dealer and Insurance Agent be authorized to solicit applications for the sale of the Contracts subject to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

         1.  Additional Definitions

                  (a) Registration Statement - With respect to each class of Contracts, the most recent effective registration statement(s) filed with the SEC or the most recent effective post-effective amendment(s) thereto, including financial statements included therein and all exhibits thereto. There may be more than one Registration Statement in effect at a time for a class of Contracts; in such case, any reference to "the Registration Statement" for a class of Contracts shall refer to any or all, depending on the context, of the Registration Statements for such class of Contracts.

                  (b) Prospectus - With respect to each class of Contracts, the prospectus for such class of Contracts included within the Registration
Statement for such class of Contracts; provided, however, that, if the most recently filed prospectus filed pursuant to Rule 497 under the 1933 Act subsequent to the date on which Registration Statement became effective differs from the prospectus on file at the time such Registration Statement became effective, the term "Prospectus" shall refer to the most recently filed prospectus filed under Rule 497 from and after the date on which it shall have been filed.

                  (c)  1933 Act - The Securities Act of 1933, as amended.
                       --------

                (d)  1934 Act - The Securities Exchange Act of 1934, as amended.
                       --------

                 (e)  1940 Act - The Investment Company Act of 1940, as amended.
                       --------

                  (f) Agent - An individual associated with Insurance Agent and Broker-Dealer who is appointed by one or both of the Transamerica Companies as an agent for the purpose of soliciting applications.

                  (g) Premium - A payment made under a Contract to purchase benefits under such Contract.

                  (h) Service Center - Transamerica Annuity Service Center, P.O. Box 419706, Kansas City, Missouri, 64141-6706, (800) 258-4260, or such other address as may be designated from time to time by the Transamerica Companies and provided to Insurance Agent and Broker-Dealer.

                  (i) Agents Manual - The manual prepared by the Transamerica Companies and attached hereto as Exhibit A.

                  (j)  SEC - The Securities and Exchange Commission.

               (k)  NASD - The National Association of Securities Dealers, Inc.

                  (l) Affiliate - With respect to a person, any other person controlling, controlled by, or under common control with, such person.

                  (m) Broker-of-Record - Generally, the person designated in the Transamerica Companies' records as the person, with respect to a Contract, who is entitled to receive compensation payable with respect to such Contract and who is able to contact directly the owner of such Contract. In the case of compensation payable with respect to a Premium, the

Broker-of-Record  shall  be the  party  designated  as such in the  Transamerica
Companies records, at the time such Premium is accepted by a Transamerica Company. In the case of any payment of compensation payable with respect to Contract value, the Broker-of-Record shall be the party designated as such in the Transamerica Companies records, in accordance with the Agents Manual at the time any such payment is payable. In the case of compensation payable on annuitization of a Contract, the Broker-of-Record is the party designated as such in the Transamerica Companies records on the Annuity Date for such Contract.

         2.  Authorization of Broker-Dealer and Insurance Agent

                  (a) Pursuant to the authority granted to it in the Distribution Agreements, TISSC hereby authorizes Broker-Dealer under the securities laws, and the Transamerica Companies hereby authorize Insurance Agent under the insurance laws, each in a non-exclusive capacity, to sell the Contracts. Broker-Dealer and Insurance Agent accept such authorization and shall use their best efforts to find purchasers for the Contracts in each case acceptable to the Transamerica Company issuing such Contracts. Broker-Dealer and Insurance Agent understand that the public offering of and solicitation for a class of Contracts will commence as soon as practicable after the effective date of the Registration Statement for such class of Contracts.

                  (b)  TISSC  and  the   Transamerica   Companies  shall  notify
Broker-Dealer and Insurance Agent in writing of all states and jurisdictions in which each Transamerica Company is licensed to sell the Contracts.

                  (c) Broker-Dealer and Insurance Agent acknowledge that no territory is exclusively assigned hereunder, and each Transamerica Company and TISSC reserves the right in its sole discretion to establish or appoint one or more agencies in any jurisdiction in which Insurance Agent transacts business hereunder.

                  (d) Insurance Agent is vested under this Agreement with power and authority to select and recommend individuals associated with Insurance Agent for appointment as Agents of one or both of the Transamerica Companies, and only individuals so recommended by Insurance Agent shall become Agents, provided that each Transamerica Company reserves the right in its sole discretion to refuse to appoint any proposed agent or, once appointed, to terminate the same at any time with or without cause.

                  (e) Neither Broker-Dealer nor Insurance Agent shall expend or contract for the expenditure of the funds of TISSC or the Transamerica Companies. Broker-Dealer and Insurance Agent each shall pay all expenses incurred by each of them in the performance of this Agreement, unless otherwise specifically provided for in this Agreement or unless TISSC and the Transamerica Companies shall have agreed in advance in writing to share the cost of any such expenses. Initial state appointment fees for Insurance Agent and appointees of Insurance Agent as Agents of a Transamerica Company will be paid by such Transamerica

Company unless otherwise paid for by the Insurance Agent or Broker-Dealer. Renewal state appointment fees for any Insurance Agent or any appointee of any Insurance Agent shall be paid by such Transamerica Company if, in the Transamerica Company's sole discretion, its minimum production and activity requirements for the payment of renewal appointment fees have been met by such Insurance Agent or appointee. Each Transamerica Company shall establish reasonable minimum production and activity requirements for the payment of renewal state appointment fees, which may be changed by such Transamerica Company in its sole discretion at any time without notice. Except as otherwise provided herein, Insurance Agent will be obligated to pay all state appointment fees, including, but not limited to, renewal appointment fees not paid for by a Transamerica Company, transfer fees and termination fees, and any other fees required to be paid to obtain state insurance licenses for Insurance Agent or appointees of Insurance Agent. Neither Broker-Dealer nor Insurance Agent shall possess or exercise any authority on behalf of either Transamerica Company other than that expressly conferred on Broker-Dealer or Insurance Agent by this Agreement. In particular, and without limiting the foregoing, neither Broker-Dealer nor Insurance Agent shall have any authority, nor shall either grant such authority to any Agent, on behalf of one or both of the Transamerica
Companies: to make, alter or discharge any Contract or other contract entered into pursuant to a Contract; to waive any Contract forfeiture provision; to extend the time of paying any Premiums; or to receive any monies or Premiums from applicants for or purchasers of the Contracts (except for the sole purpose of forwarding monies or Premiums to a Transamerica Company).

                  (f) Broker-Dealer and Insurance Agent acknowledge that each Transamerica Company has the right in its sole discretion to reject any applications or Premiums received by it and to return or refund to an applicant such applicant's Premium. In the event that a Transamerica Company rejects an application solicited by an Agent or Insurance Agent, such Transamerica Company will return any Premium paid by the applicant to such applicant and will promptly notify Insurance Agent of such action. In the event that a purchaser exercises his free look right under his Contract, any amount to be refunded as provided in such Contract shall be so refunded to the purchaser by or on behalf of the Transamerica Company that issued such Contract and such Transamerica Company shall promptly notify Insurance Agent of such action.

                  (g) Schedule 1 to this Agreement may be amended by Transamerica at its sole discretion from time to time to include other classes of variable annuity contracts or variable life insurance contracts, which classes of contracts are distributed by TISSC pursuant to the Distribution Agreements or other distribution agreements with the Transamerica Companies. The provisions of this Agreement shall be equally applicable to each such class of Contracts unless the context otherwise requires. Schedule 1 to this Agreement may be amended by Transamerica at its sole discretion from time to time with 30 days notice to Insurance Agent to delete classes of variable annuity contracts or variable life insurance contracts.

(h) TISSC and the Transamerica Companies acknowledge that Broker-Dealer and Insurance Agent are each an independent contractor. Accordingly, Broker-Dealer and

Insurance Agent are not obliged or expected to give full time and energies to the performance of their obligations hereunder, nor are Broker-Dealer and Insurance Agent obliged or expected to represent TISSC or one or both of the Transamerica Companies exclusively. Nothing herein contained shall constitute Broker-Dealer, Insurance Agent, the Agents or any agents or representatives of Broker-Dealer or Insurance Agent as employees of TISSC or a Transamerica Company in connection with the solicitation of applications for the Contracts.

   3.  Licensing and Registration of Broker-Dealer, Insurance Agent and Agents

                  (a) Broker-Dealer represents that it is a broker-dealer registered with the SEC under the 1934 Act, and is a member of the NASD. Broker-Dealer must, at all times when performing its functions and fulfilling its obligations under this Agreement, be duly registered as a broker-dealer under the 1934 Act and in each state or other jurisdiction in which Broker-Dealer intends to perform its functions and fulfill its obligations hereunder, and be a member in good standing of the NASD.

                  (b) Insurance Agent represents that it is a licensed life insurance agent where required to solicit applications, except that if Insurance Agent cannot be qualified to be a licensed life insurance agent until appointed by an insurer, Insurance Agent represents that it is qualified to be a licensed insurance agent but for the appointment by an insurer. Insurance Agent must, at all times when performing its functions and fulfilling its obligations under this Agreement, be duly licensed to sell the Contracts in each state or other jurisdiction in which Insurance Agent intends to perform its functions and fulfill its obligations hereunder.

                  (c) Broker-Dealer shall ensure that no individual shall offer or sell the Contracts on behalf of Broker-Dealer in any state or other jurisdiction in which the Contracts may lawfully be sold unless such individual is an associated person of Broker-Dealer (as that term is defined in Section 3(a)(18) of the 1934 Act) and duly registered with the NASD and any applicable state securities regulatory authority as a registered person of Broker-Dealer qualified to sell the Contracts in such state or jurisdiction.

                  (d) Insurance Agent shall ensure that no individual shall offer or sell the Contracts on behalf of Insurance Agent in any state or other jurisdiction unless such individual is duly licensed and appointed as an Agent of one or both of the Transamerica Companies (as appropriate), and appropriately licensed, registered or otherwise qualified to offer and sell the Contracts to be offered and sold by such individual under the insurance laws of such state or jurisdiction. Insurance Agent understands that certain states may require that a special variable contracts examination be passed by an Agent before he or she can solicit applications for the Contracts. Nothing in this Agreement is to be construed as requiring a Transamerica Company to obtain a license or issue a consent or appointment to enable any particular agent of Insurance Agent to sell Contracts; however, each Transamerica Company shall provide its full cooperation to Insurance Agent in its efforts to assist individuals recommended by Insurance Agent who are reasonably qualified, in meeting the requirements for appointment. All matters concerning the licensing of any individuals recom-
mended for appointment by Insurance Agent under any applicable state insurance law shall be a matter directly between Insurance Agent and such individual, and the Insurance Agent shall furnish a Transamerica Company with proof of proper licensing of such individual or other proof, reasonably acceptable to Transamerica, of satisfaction by such individual of licensing requirements prior to such Transamerica Company appointing any such individual as an Agent of such Transamerica Company.

         (e) If Insurance Agent is an Affiliate of Broker-Dealer as reflected in Recital D, to this Agreement, then by engaging in the distribution activities contemplated by the Agreement, Broker-Dealer and Insurance Agent represent and warrant either that:

                  (i) Broker-Dealer and Insurance Agent:

      (A) have obtained a letter from the Staff of the Securities and Exchange Commission advising Broker-Dealer and Insurance Agent that the Staff will not recommend enforcement action if Insurance Agent is not registered as a broker-dealer with the Commission;

                           (B) are complying and will continue to comply with
 the conditions set forth in such letter at all times while the Agreement is in effect; or

 (ii) at the time that the Agreement becomes effective and during the term of the Agreement:

        (A) Insurance Agent is either wholly-owned by Broker-Dealer or an affiliated person of Broker-Dealer or is wholly-owned by one or more associated persons of Broker-Dealer;

 (B) Insurance Agent and its personnel will be "associated persons" of Broker-Dealer within the meaning of Section 3(a)(18) of the 1934 Act;

  (C) Insurance Agent will engage in the offer or sale of the contracts only through persons who are registered person of Broker-Dealer;

(D) Insurance Agent will not receive or handle customer funds or securities;

  (E) Broker-Dealer will be responsible for the training, supervision and control of registered persons engaging in the offer or sale of the Contracts on behalf of Insurance Agent, as required under the 1934 Act, NASD rules and other applicable statutes or regulations, and will also be responsible for the supervision and control of any of its associated persons who are owners, directors or executive officers of Insurance Agent;

     (F) Broker-Dealer will comply with all applicable requirements of the 1934 Act and the NASD, including the requirement to maintain and preserve books and records under Section 17(a) of the 1934 Act and the rules thereunder; and

     (G) Commissions and fees relating to the Contracts will be reflected in the quarterly FOCUS reports and the fee assessment reports filed by Broker-Dealer with the NASD.

         Broker-Dealer and Insurance Agent shall notify Transamerica immediately in writing if Broker-Dealer and/or Insurance Agent fail to comply with any of the applicable provisions set forth above.

         4.  Broker-Dealer and Insurance Agent Compliance

                  (a) Insurance Agent shall train, supervise, and be solely responsible for the conduct of the Agents in their solicitation activities in connection with the Contracts, and shall supervise Agents' compliance with applicable rules and regulations of any insurance regulatory agencies that have jurisdiction over variable contracts activities, as well as the rules and procedures of the Transamerica Companies pertaining to the solicitation, sale and submission of applications for the Contracts, which are set forth in the Agents Manual as provided to it in writing, as it may be amended from time to time in the Transamerica Companies' sole discretion. Broker-Dealer shall be solely responsible for background investigations of the Agents to determine their qualifications, good character, and moral fitness to sell the Contracts.

                  (b) Broker-Dealer shall be responsible for securities training, supervision and control of the Agents in connection with their solicitation activities with respect to the Contracts and shall supervise Agents' strict compliance with applicable federal and state securities law and NASD requirements in connection with such solicitation activities.

                  (c) Broker-Dealer and Insurance Agent shall comply with the rules and procedures set forth in the Agents Manual as provided to them in writing, as it may be amended from time to time, and shall be solely responsible for such compliance.

                  (d) Broker-Dealer and Insurance Agent hereby represent and warrant that they are duly in compliance with all applicable federal and state securities laws and regulations, including without limitation state insurance laws and regulations imposing insurance licensing requirements.

                  (e) Broker-Dealer and Insurance Agent each shall carry out their respective sales and administrative obligations under this Agreement in continued compliance with federal and state laws and regulations, including those governing securities and/or insurance related activities or transactions, as applicable.

                  (f) Broker-Dealer, Insurance Agent and Agents shall not offer or attempt to offer the Contracts, nor solicit applications for the Contracts, nor deliver Contracts, in any state or jurisdiction in which the Contracts may not be lawfully sold or offered for sale. For purposes of determining where the Contracts may be offered and applications solicited, Broker-Dealer and Insurance Agent may rely on written notification, as revised from time to time, that they receive from the Transamerica Companies.

                  (g) Broker-Dealer and Insurance Agent shall ensure that each Agent shall comply with a standard of conduct applicable to licensed insurance agents including, but not limited to, the following:

                           (i) An Agent shall be duly qualified, licensed and registered to solicit and participate in the sale of Contracts as set forth in Section 3 of this Agreement.

                           (ii) An Agent shall not solicit  applications for the
         Contracts without delivering the Prospectus for the Contracts and any then-applicable supplements thereto, and, where required by state insurance law (as set forth in a notice to be supplied by the Transamerica Companies), the then-currently effective statement of additional information for the Contracts, and the then-currently effective prospectus(es) for the Fund(s) and any then-applicable supplements thereto. In soliciting applications for the Contracts, an Agent shall only make statements, oral or written, which are in accordance with the Prospectuses, statements of information and Registration Statements for the Contract(s), or a Fund, or in reports or proxy statements therefor, or in promotional, sales or advertising material or other information supplied and approved in writing by Transamerica. An Agent shall utilize only those applications for the Contracts provided to Insurance Agent by Transamerica Company.

                           (iii) An Agent shall recommend the purchase of a Contract to an applicant only if he has reasonable grounds to believe that such purchase is suitable for the applicant in accordance with, among other things, applicable regulations of any state insurance regulatory authority, the SEC and the NASD. While not limited to the following, a determination of suitability shall be based on information supplied to an Agent after a reasonable inquiry concerning the applicant's insurance and investment objectives and financial situation and needs.

                           (iv) An Agent shall  accept  initial  Premiums in the
         form of a check or money order only if made payable to "Transamerica Occidental Life Insurance Company" or "First Transamerica Life Insurance Company," as applicable, and signed by the applicant for the Contract. An Agent shall not accept third-party checks or cash for Premiums.

                           (v) All checks and money orders and applications for the Contracts received by an Agent shall be remitted promptly, and in any event not later than 2 business days after receipt, to the Service Center.

                           (vi) An Agent shall have no authority to endorse checks or money orders payable to a Transamerica Company.

                           (vii) An Agent shall have no authority to alter, modify, waive or change any of the terms, rates, charges or conditions of the Contracts.

                           (viii) An Agent shall have no authority to advertise for or on behalf of TISSC or a Transamerica Company without prior written approval and authorization from TISSC or such Transamerica Company.

                           (ix) An Agent shall have no authority to offer, sell, or solicit applications for Contracts or Premiums thereunder which will be subject to or in connection with any so-called "market timing" program, plan, arrangement or service.

                           (x) An Agent shall not encourage a prospective purchaser to surrender or exchange an insurance policy or contract in order to purchase a Contract or, conversely, to surrender or exchange a Contract in order to purchase another insurance policy or contract, subject to applicable NASD Rules of Fair Practice and any other applicable laws, regulations and regulatory guidelines.

                           (xi) An Agent shall act in accordance with the Agents Manual in connection with any solicitation activities in connection with the Contracts.

                  (h) Insurance Agent shall return promptly to the appropriate Transamerica Company all receipts for delivered Contracts, all undelivered Contracts and all receipts for cancellation, in accordance with the instructions set forth in the Agents Manual. Upon issuance of a Contract by a Transamerica Company and delivery of such Contract to Insurance Agent, Insurance Agent shall promptly deliver such Contract to its purchaser. For purposes of this provision, "promptly" shall be deemed to mean not later than five calendar days. Each Transamerica Company will assume that a Contract issued by such Transamerica Company will be delivered by Insurance Agent to the purchaser of such Contract within five calendar days for purposes of determining when to transfer Premiums initially allocated to the Money Market Account available under such Contract to the particular investment options specified by such purchaser. As a result, if a purchaser exercises the free look provisions under a Contract, Broker-Dealer shall indemnify the Transamerica Company issuing a Contract for any loss incurred by such Transamerica Company that results from Insurance Agent's failure to deliver such Contract to its purchaser within the contemplated five calendar day period.

                  (i) In the event that Premiums are sent to Insurance Agent or Broker-Dealer, rather than to the Service Center, Insurance Agent and Broker-Dealer shall promptly (and in any event, not later than 2 business days) remit such Premiums to the appropriate Transamerica Company at the Service Center. Insurance Agent and Broker-Dealer acknowledge that if any Premium is held at any time by either of them, such Premium shall be held on behalf of the customer, and Insurance Agent or Broker-Dealer shall segregate such Premium from their own funds and promptly (and in any event, within 2 business days) remit such Premium to the appropriate Transamerica Company. All such Premiums, whether by check, money order or wire, shall at all times be the property of the Transamerica Company issuing the Contract pursuant to which such Premiums are paid.

                  (j) Neither Broker-Dealer nor Insurance Agent, nor any of their directors, partners, officers, employees, registered persons, associated persons, agents or affiliated persons, in connection with the offer or sale of the Contracts, shall give any information or make any representations or statements, written or oral, concerning the Contracts, a Fund or Fund Shares, other than information or representations which are in accordance withthe Prospectuses, statements of additional information and Registration Statements for the Contracts, or a Fund, or in reports or proxy statements therefore, or in promotional, sales or advertising material or other information supplied and approved in writing by TISSC and Transamerica Company.

                  (k) Broker-Dealer and Insurance Agent shall not use or implement any promotional, sales or advertising material relating to the Contracts without the prior written approval of TISSC and Transamerica Companies.

                  (l) Broker-Dealer and Insurance Agent understand, acknowledge, and represent that Contracts and Premiums thereunder shall not be solicited, offered, or sold in connection with any so-called "market timing" program, plan, arrangement or service. Should TISSC or a Transamerica Company determine at its reasonable discretion that Broker-Dealer or Insurance Agent is soliciting, offering, or selling, or has solicited, offered, or sold, Contracts or Premiums subject to any so-called "market timing" program, plan, arrangement or service, TISSC or such Transamerica Company may take such action which is necessary, at its sole discretion, to halt such solicitations, offers or sales. Furthermore, in addition to any indemnification provided in Section 13 to this Agreement and any other liability that Broker- Dealer and Insurance Agent might have, Broker-Dealer and Insurance Agent shall each be liable to TISSC and each Transamerica Company whose Contracts are solicited, offered or sold in connection with any so-called "market timing" program, plan, arrangement or service and each Fund affected by any such program, plan, arrangement or service, for any damages or losses, actual or consequential, sustained by TISSC or either Transamerica Company or any Fund, as a result of any so-called "market timing" program, plan, arrangement or service which causes such losses or damages following solicitation, offer, or sale of a Contract or Premium subject to "market timing" or similar service by Broker-Dealer or Insurance Agent.

                  (m)   Broker-Dealer   and  Insurance  Agent  shall  be  solely
responsible under applicable tax laws for the reporting of compensation paid to Agents.

                  (n)  Insurance  Agent  represents  that it maintains and shall maintain such books and records concerning the activities of the Agents as may be required by the appropriate insurance regulatory agencies that have jurisdiction and that may be reasonably required by
the  Transamerica   Companies  to  adequately  reflect  the  Contracts  business processed through Insurance Agent. Insurance Agent shall make such books and records available to a Transamerica Company at any reasonable time upon written request by a Transamerica Company.

                  (o) Broker-Dealer represents that it maintains and shall maintain appropriate books and records concerning the activities of the Agents as are required by the SEC, the NASD and other agencies having jurisdiction and that may be reasonably required by TISSC to reflect adequately the Contracts business processed through Insurance Agent. Broker-Dealer shall make such books and records available to a Transamerica Company at any reasonable time upon written request by a Transamerica Company.

                  (p) Broker-Dealer and Insurance Agent shall promptly furnish to Transamerica or its authorized agent, and Transamerica shall promptly furnish to Broker-Dealer or Insurance Agent, any reports and information that Transamerica may reasonably request for the purpose of meeting such Transamerica Company's reporting and recordkeeping requirements under the insurance laws of any state, under any applicable federal and state securities laws, rules and regulations, and the rules of the NASD.

         5.  Sales Materials

                  (a) During the term of this Agreement, TISSC and each Transamerica Company will provide Broker-Dealer and Insurance Agent, without charge, with as many copies of Prospectuses (and any supplements thereto), current Fund prospectus(es) (and any supplements thereto), and applications for the Contracts, as Broker-Dealer or Insurance Agent may reasonably request. Upon termination of this Agreement, Broker-Dealer and Insurance Agent will promptly return to TISSC any Prospectuses, applications, Fund prospectuses, and other materials and supplies furnished by TISSC or Transamerica Company to Broker-Dealer or Insurance Agent or to the Agents.

                  (b) During the term of this Agreement, TISSC will be responsible for providing and approving all promotional, sales and advertising material to be used by Broker- Dealer and Insurance Agent. TISSC will file such materials or will cause such materials to be filed with the SEC, the NASD, and/or with any state securities regulatory authorities, as appropriate.

         6.  Commissions and Expenses

                  (a) During the term of this Agreement, TISSC shall pay to Insurance Agent as compensation for Contracts for which it is the
Broker-of-Record, the commissions and fees set forth in Schedule 2 to this Agreement, as such Schedule 2 may be amended or modified at any time, in any manner, and without prior notice, by Transamerica, and subject to other provisions of this Agreement. Any amendment to Schedule 2 will be applicable to any Contract for which an application or premium is received by the Service Center on or after the effective date of such amendment or which is in effect after the effective date of such amendment. Compensation with respect to any Contract shall be paid to Insurance Agent only for so long as Insurance Agent is the Broker-of-Record for such Contract.

                  (b)  Broker-Dealer  and  Insurance  Agent  recognize  that all compensation payable to Insurance Agent hereunder will be disbursed by or on behalf of the Transamerica Companies after Premiums are received and accepted by the appropriate Transamerica Company and that no compensation of any kind other than that described in this Agreement is payable to Insurance Agent. Compensation generally will be paid twice per month.

                  (c)  Chargebacks

                           (i)  In the event that:

                                    (A)  a  Premium   is   returned   because  a
                  Transamerica Company rejects the application for such Premium or because the Premium, or the application for such Premium, is not timely received by a Transamerica Company as required herein, or a refund is made because a purchaser exercises his free look right under his Contract; or

                                    (B) within  the first six  months  after the
                  date that a Contract was issued, the purchaser surrenders the Contract, or otherwise rescinds the Contract, or the Contract annuitizes;

         then, in any such event, upon written request from TISSC, Insurance Agent shall promptly repay any and all compensation received by Insurance Agent, based on all Premiums paid into the Contract, and shall pay any loss incurred as a result of a Premium being returned which was not timely received or for which an application was not timely received by a Transamerica Company.

                           (ii) If during the period from six months after the date of issuance of a Contract to the end of the first policy year of the Contract, the purchaser exercises a right to surrender the Contract, or otherwise rescinds the Contract, or the Contract annuitizes, then, in any such event, upon written request from TISSC, Insurance Agent shall promptly repay one-half (1/2) of any and all compensation received by Insurance Agent, based on all Premiums paid into the Contract.

                           (iii) If at any time after the first policy year of a Contract, the purchaser exercises a right to surrender the Contract, or otherwise rescinds the Contract, then, in any such event, upon written request from TISSC, Insurance Agent shall promptly repay one-half (1/2) of any and all compensation received by Insurance Agent, based on all Premiums paid into the Contract in the policy year in which the Contract is surrendered or rescinded.

                           (iv) If at any time during the second or third policy year of a Contract the Contract annuities, then, in any such event, upon written request from TISSC, Insurance Agent shall promptly repay one-half (1/2) of any and all compensation received by Insurance Agent, based on all Premiums paid into the Contract in the policy year in which the Contract annuitizes.

                           (v) If at any time after the third policy year of a Contract, the Contract annuities and the issuing Transamerica Company does not waive the contingent deferred sales charge, then, in any such event, upon written request from TISSC, Insurance Agent, shall promptly repay one-half (1/2) of any and all compensation received by Insurance Agent, based on all Premiums paid into the Contract in the policy year in which the Contract annuitizes.

                           (vi) If at any time after the third policy year of a Contract, the Contract annuitizes and the issuing Transamerica Company waives the contingent deferred sales charge, then, in any such event, upon written request from TISSC, Insurance Agent shall promptly repay any and all compensation received by Insurance Agent, based on all Premiums paid into the Contract during the immediately preceding six calendar months.

If repayment and/or payment under any of the provisions of this Section 6(c) is not promptly made following receipt of a notice of request for repayment, Insurance Agent authorizes TISSC, at its sole option, to deduct any such unrepaid compensation or unpaid payment from any future compensation as it becomes due to Insurance Agent, to the extent permitted by applicable law; provided, however, that this option on the part of TISSC shall not prevent it from pursuing any other means or remedies available to it to recover such compensation and/or payment. For purposes of this Section 6(c), the payment of a death benefit pursuant to the terms of a Contract shall not be deemed a surrender or rescission by a purchaser. The provisions of this Section 6(c) are not intended to impose any repayment and/or payment obligation with respect to asset-based sales compensation, including "trail" commissions, paid to Insurance Agent.

                  (d) With respect to commissions, compensation or any other amounts owed by Transamerica to Broker-Dealer or Insurance Agent under any other agreement, Insurance Agent shall have a right to set off against such amounts any monies payable by Insurance Agent under this Agreement, including Section 6(c) hereof, to Insurance Agent, to the extent permitted by applicable laws. This right on the part of Insurance Agent shall not prevent both of them or either of them from pursuing any other means or remedies available to them to recover such monies payable by Insurance Agent.

                  (e) Broker-Dealer or Insurance Agent shall immediately remit to the appropriate Transamerica Company any premium retained (in error) by Broker-Dealer or Insurance Agent.

         7. Interests in Agreement. Agents shall have no interest in this Agreement or right to any commissions to be paid by TISSC to Insurance Agent. Insurance Agent shall be solely responsible for the payment of any commission or consideration of any kind to Agents. Insurance Agent shall have no right to withhold or deduct any commission from any Premiums in respect of the Contracts which it may collect. Insurance Agent shall have no interest in any compensation paid by a Transamerica Company to TISSC, now or hereafter, in connection with the sale of any Contracts hereunder.

         8.  Term of Agreement

                  (a) This Agreement relates solely to the classes of Contracts identified in Schedule 1 to this Agreement.

                  (b) This Agreement shall remain in effect for a period of one year, and, unless terminated earlier pursuant to subsections (c) or (d) of this Section, shall automatically continue in effect for one-year periods thereafter; provided, however, that it shall automatically terminate upon termination of one or both of the Distribution Agreements referenced in Recital A of this Agreement.

                  (c) This Agreement may be terminated by any party hereto by giving notice to the other parties at least sixty (60) days prior to an annual anniversary of this Agreement as identified on the face page.

                  (d) If Broker-Dealer or Insurance Agent, on the one side, or TISSC or either or both of the Transamerica Companies, on the other side, should default in a material respect, in their respective obligations under this
Agreement,   or  breach  in  a  material   respect,   any  of  their  respective
representations or warranties made in this Agreement, may, at their option, cancel and terminate this Agreement without notice.

                  (e) Upon termination of this Agreement, all authorizations, rights, and obligations hereunder shall cease except:

                           (i) the obligation to settle accounts hereunder, including the payment of compensation with respect to Contracts in effect at the time of termination or issued pursuant to applications received by a Transamerica Company prior to termination or Premiums received on such Contracts subsequent to termination of this Agreement;

      (ii) the provisions with respect to indemnification set forth in Section 13 hereof;

                           (iii) the provisions of Sections 4(g) and 4(h) hereof that require Insurance Agent and Broker-Dealer to maintain certain books and records; and

            (iv)  the confidentiality provisions contained in Section 11 hereof.

         9.  Complaints and Investigations

                  (a)  TISSC,  the  Transamerica  Companies,  Broker-Dealer  and
Insurance Agent each shall cooperate fully in any insurance regulatory investigation or proceeding or judicial proceeding arising in connection with the Contracts marketed under this Agreement. In addition, TISSC, the Transamerica Companies, Broker-Dealer and Insurance Agent shall cooperate fully in any securities regulatory investigation or proceeding or judicial proceeding with respect to TISSC, Broker-Dealer, their Affiliates and their agents, to the extent that such investigation or proceeding is in connection with the Contracts marketed under this Agreement. Without limiting the foregoing:

                           (i) Broker-Dealer and Insurance Agent will be notified promptly of any customer complaint or notice of any regulatory investigation or proceeding or judicial proceeding received by TISSC or a Transamerica Company with respect to Insurance Agent or any Agent or which may affect the issuance of any Contract marketed under this Agreement; and

                           (ii) Broker-Dealer and Insurance Agent will promptly notify TISSC and the appropriate Transamerica Company of any written customer complaint or notice of any regulatory investigation or proceeding or judicial proceeding received by Broker- Dealer, Insurance Agent or their Affiliates with respect to themselves, their Affiliates, or any Agent in connection with any Contract marketed under this Agreement or any activity in connection with any such Contract.

                  (b) In the case of a customer complaint, TISSC, the Transamerica Companies, Broker-Dealer and Insurance Agent will cooperate in investigating such complaint and any response by Broker-Dealer or Insurance
Agent to such complaint will be sent to TISSC for approval not less than five business days prior to its being sent to the customer or regulatory authority, except that if a more prompt response is required, the proposed response shall be communicated by telephone or facsimile.

10. Assignment. This Agreement shall be nonassignable by the parties hereto, except that a party may assign its rights and obligations to any subsidiary of, or any company under common control with, such party, provided that:

                  (a)  the assignee is duly licensed to perform all functions
required of that party          under this Agreement;

  (b)  the assignee undertakes to perform such party's functions hereunder; and

                  (c) in the event Broker-Dealer or Insurance Agent determines to assign its rights and obligations under this Agreement:

                           (i) such  proposed  assignment is approved in advance
                  by TISSC, in the event of an assignment by Broker-Dealer or by the Transamerica Companies, as appropriate, in the event of an assignment by Insurance Agent; and

                           (ii) Broker-Dealer or Insurance Agent or assignee pays any state insurance agent appointment fees that become due and payable as a result of the assignment.

         11. Confidentiality. Transamerica and Broker-Dealer and Insurance Agent shall maintain the confidentiality of any customer list or any other proprietary information that either may acquire in the performance of this Agreement and shall not use such customer list or information without the prior written consent of the other party.

         12. Modification of Agreement. This Agreement supersedes all prior agreements, either oral or written, between the parties relating to the Contracts and, except for any amendment of Schedule 1 pursuant to the terms of
Section 2 hereof or Schedule 2 pursuant to the terms of Section 6 hereof, may not be modified in any way unless by written agreement signed by all of the parties.

         13.  Indemnification

                  (a) Broker-Dealer and Insurance Agent, jointly and severally, shall indemnify and hold harmless TISSC and each Transamerica Company and each person who controls or is associated with a Transamerica Company within the meaning of such terms under the federal securities laws, and any officer, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon:

                           (i) violation(s) by Broker-Dealer, Insurance Agent, or an Agent of federal or state securities law or regulation(s), insurance law or regulation(s), or any rule or requirement of the NASD;

                           (ii) any unauthorized use of sales or advertising material, any oral or written misrepresentations, or any unlawful sales practices concerning the Contracts, by Broker-Dealer, Insurance Agent or an Agent;

                           (iii) claims by the Agents or other agents or representatives of Insurance Agent or Broker-Dealer for commissions or other compensation or remuneration of any type;

                           (iv) any  action or  inaction  by a  clearing  broker
         through  whom  Broker-   Dealer  or  Insurance   Agent   processes  any
         transaction pursuant to this Agreement;

                           (v) any failure on the part of Broker-Dealer, Insurance Agent, or an Agent to submit Premiums or applications to the Transamerica Companies, or to submit the correct amount of a Premium, on a timely basis and in accordance with Section 4 of this Agreement and the Agents Manual;

                           (vi) any failure on the part of Broker-Dealer, Insurance Agent, or an Agent to deliver Contracts to purchasers thereof on a timely basis and in accordance with the Agents Manual; or

                           (vi) a breach by Broker-Dealer or Insurance Agent of any provision of this Agreement, including without limitation Section 4(l).

This indemnification will be in addition to any liability which Broker-Dealer and Insurance Agent may otherwise have.

                  (b) TISSC and the Transamerica Companies, jointly and severally, shall indemnify and hold harmless Broker-Dealer and Insurance Agent and each person who controls or is associated with Broker-Dealer or Insurance Agent within the meaning of such terms under the federal securities laws, and any officer, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under any statue or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any breach by TISSC or a Transamerica Company of any provision of this Agreement. This indemnification will be in addition to any liability which TISSC and the Transamerica Companies, jointly and severally, may otherwise have.

                  (c) After receipt by a party entitled to indemnification ("indemnified party") under this Section 13 of notice of the commencement of any action, if a claim in respect thereof is to be made against any person obligated to provide indemnification under this Section 13 ("indemnifying party"), such indemnified party will notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter, provided that the omission so to notify the indemnifying party will not relieve it from any liability under this Section 13, except to the extent that the omission results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of the failure to give such notice. The indemnifying party, upon the request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if such proceeding is settled with such consent or if final judgment is entered in such proceeding for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

         14. Rights, Remedies, etc. are Cumulative. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws. Failure of a party to insist upon strict compliance with any of the conditions of this Agreement shall not be construed as a waiver of any of the conditions, but the same shall remain in full force and effect. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

15. Notices. All notices hereunder are to be made in writing and shall be given:

                  if to TISSC, to:

               Transamerica Insurance Securities Sales Corporation
                           Attention:  General Counsel
                           Transamerica Center
                           1150 South Olive Street
                           Los Angeles, California  90015

                  if to Transamerica Occidental Life Insurance Company, to:

                           Transamerica Occidental Life Insurance Company
                           Attention: General Counsel
                           Transamerica Center
                           1150 South Olive Street
                           Los Angeles, California  90015

                  if to First Transamerica Life Insurance Company, to:

                           First Transamerica Life Insurance Company
                           Attention: General Counsel
                           575 Fifth Avenue
                           New York, New York  10017
                  if to Broker-Dealer, to:
                           ======================
                           ======================

                  if to Insurance Agent, to:
                           =======================
                           -----------------------

or such other address as such party may hereafter specify in writing. Each such notice to a party shall be either hand delivered or transmitted by registered or certified United States mail with return receipt requested, and shall be effective upon delivery.

         16. Interpretation, Jurisdiction, Etc. This Agreement constitutes the whole agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior oral or written understandings, agreements or negotiations between the parties with respect to the subject matter hereof. No prior writings by or between the parties hereto with respect to the subject matter hereof shall be used by a party in connection with the interpretation of any provision of this Agreement. This Agreement shall be construed and its provisions interpreted under and in accordance with the internal laws of the state of California without giving effect to principles of conflict of laws.

         17. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach hereof, shall be settled by arbitration in a forum selected by Transamerica in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

18. Headings. The headings in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

19. Counterparts. This Agreement may be executed in two or more counterparts, each of which taken together shall constitute one and the same instrument.

         20. Severability. This is a severable Agreement. In the event that any provision of this Agreement would require a party to take action prohibited by applicable federal or state law or prohibit a party from taking action required by applicable federal or state law, then it is the intention of the parties hereto that such provision shall be enforced to the extent permitted under the law, and, in any event, that all other provisions of this Agreement shall remain valid and duly enforceable as if the provision at issue had never been a part hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Transamerica Insurance Securities      __________________________
Sales Corporation                      Broker/Dealer

By:________________________            By:________________________

Name:______________________            Name:______________________

Title:_______________________          Title:_______________________


Transamerica Occidental Life           ___________________________
Insurance Company                       Insurance Agent

By:________________________             By:________________________

Name:______________________             Name:______________________

Title:_______________________           Title:_______________________

First Transamerica Life
Insurance Company

By:________________________

Name:______________________

Title:_______________________

                                                    Schedule 1

                                        Contracts Subject to this Agreement

                                            Effective September 1, 1994

Dreyfus-Transamerica Triple Advantage Variable Annuity Contract

                                                                 Option 1

                                                    Schedule 2

                                            Effective September 1, 1994



Premiums. A commission will be paid to Insurance Agent for each Premium accepted on a Contract for which Insurance Agent is the Broker-of-Record as follows:

=====================================================================
=====
           Class of Contracts                           Commission Rate
--------------------------------------------------------------------------
Dreyfus-Transamerica                                         5.25%
 Triple Advantage
=====================================================================
=====

Commissions will be paid twice monthly, based on Premiums accepted during the prior half- monthly period.


Annuitization. A commission will be paid to Insurance Agent upon annuitization of a Contract for which Insurance Agent is the Broker-of-Record on the Annuity Date, based on the amount of Contract Value annuitized, as follows:

=====================================================================
======
           Class of Contracts                           Commission Rate
---------------------------------------------------------------------------
Dreyfus-Transamerica                                          2.5%
 Triple Advantage
=====================================================================
======

This commission will apply to annuitization only if the Contract has been in force for three full years prior to the Annuity Date and if the annuity elected involves life contingencies.

NO COMMISSION ON ANNUITIZATION WILL BE PAID ON CONTRACTS ISSUED IN
NEW YORK.

         Schedule 2                          Option 2
 Effective September 1, 1994                 (not available for
                                             First Transamerica
                                             Life Insurance
                                             Company)

Premium. A commission will be paid to Insurance Agent for each Premium accepted on each Contract for which Insurance Agent is Broker-of-Record as follows:

=====================================================================
======
           Class of Contracts                           Commission Rate
---------------------------------------------------------------------------
Dreyfus/Transamerica                                         4.50%
Triple Advantage
=====================================================================
======

Commissions will be paid twice monthly, based on Premiums accepted during the prior half- monthly period.

Asset-Based Trailer. In addition, after a Contract has been in effect for 15 months an asset-based fee will be paid to Insurance Agent, based on the Contract Value of each Contract for which Insurance Agent is the Broker-of-Record at the time the fee is paid, until the Contract is annuitized. The asset-based fee will be determined on the basis of a 0.25% annualized rate applied monthly to the Contract Value.


=====================================================================
=========
           Class of Contracts                           Asset-Based Fee
------------------------------------------------------------------------------
Dreyfus/Transamerica                                Monthly Factor 0.020810%
 Triple Advantage
=====================================================================
=========

The asset-based fee will be paid once monthly, based on average aggregate Contract Value during the prior monthly period. The average aggregate Contract Value shall be the sum of the Contract Values on the first day of the prior monthly period and on the last day thereof, divided by 2. If a Contract is terminated or annuities at any time during a monthly period, no asset-based gee will be paid for that monthly period.

Annuitization. A commission will be paid to Insurance Agent upon annuitization of a Contract for which Insurance Agent is the Broker-of-Record on the Annuity Date, based on the amount of Contract Value annuitized, as follows:

=====================================================================
======
           Class of Contracts                           Commission Rate
---------------------------------------------------------------------------
Dreyfus-Transamerica                                         2.50%
 Triple Advantage
=====================================================================
======

This commission will apply to annuitization only if the Contract has been in force for three full years prior to the Annuity Date and if the annuity elected involves life contingencies.

                                 Exhibit (3)(l)
           Form Sales Agreement between Transamerica Occidental Life
           Insurance Company, Transamerica Life Insurance and Annuity
             Company, First Transamerica Life Insurance Company and
                 Transamerica Securirites Sales Corporation.(10)

                                            Transamerica Life Companies
                                         Institutional Marketing Services
                                    Variable Insurance Products Sales Agreement



This Agreement is effective as of the date identified on the signature page of this Agreement and is made by and between Transamerica Occidental Life Insurance Company, Transamerica Life Insurance and Annuity Company and First Transamerica Life Insurance Company, as applicable and as indicated on the signature page, ("Insurance Company(ies)") and Transamerica Securities Sales Corporation
("Underwriter")            (collectively           "Transamerica")           and
_____________________________________________,   a   registered   broker-dealer,
("Broker").

WHEREAS, the Insurance Companies are in the business of issuing variable insurance products to the public;

         WHEREAS, Underwriter, an affiliate of the Insurance Companies, is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the NASD and acts as principal underwriter for certain variable insurance products issued by the Insurance Company;

         WHEREAS, Transamerica wishes to appoint Broker to solicit applications for certain variable insurance products issued by the Insurance Companies;

         WHEREAS, Broker wishes to accept such appointment;

NOW THEREFORE, in consideration of these premises and mutual agreements, wherein it is agreed as follows:

Section 1.  Appointment of Broker and Sale of Contracts.

         1.1 Subject to the terms and conditions of this Agreement, Transamerica appoints Broker to solicit applications for, and to service, the variable insurance products identified in the Attachment(s) (the "Contracts"), and Broker accepts such appointment. Broker is appointed, on a nonexclusive basis, as an independent contractor free to exercise its own judgement as to the time, place and means of performing all acts thereunder.

1.2Broker shall distribute the Contracts only in those jurisdictions in which the Contracts are registered or qualified for sale, as specified by Transamerica, and only through their duly licensed registered representatives
 (in accordance with
the rules of the NASD) who are also of good character and fully insurance licensed and qualified in the applicable jurisdictions and duly appointed to solicit applications for the Contract (in accordance with the insurance law of such jurisdictions) with the appropriate Insurance Company. An Insurance

                  Company may, in its sole discretion reject for appointment any agent and may withdraw its authority to any agent to solicit applications.

         1.3 Broker shall abide by all applicable laws, rules and regulations, including, without limitation, the rules of the NASD, insurance law and state and federal securities and banking law, and including, without limitation, the maintenance of licenses and books and records required by applicable laws and regulations.

         1.4      Broker   shall    supervise    and   train   its    registered
                  representatives and other associated persons to ensure compliance with all applicable laws and shall be responsible for the acts of its registered representatives and associated persons in soliciting applications for and servicing Contracts.

         1.5 All payments collected by Broker for the Insurance Companies shall be received in trust and shall be remitted immediately, together with all the required documentation, to Transamerica at the address indicated on the application or by Transamerica. All checks and money order for payments under contracts shall be drawn to the order of the appropriate Insurance Company. The Broker shall not withhold or deduct any part of any payment to Transamerica for any reason unless specifically authorized to do so in writing by Transamerica. If authorized by Transamerica to "net commissions" by deducting part of a payment under a Contract, Broker shall comply with all applicable Transamerica policies and procedures and with all applicable laws and regulations, including, if applicable, obtaining the customer's written consent to deduct the appropriate commission from a payment. Transamerica may terminate its authorization to "net commissions" at any time; thereafter, the Broker must remit the full payment amounts.

         1.6 All applications are subject to acceptance or rejection by the Insurance Company in it sole discretion. Insurance Companies may at any time, at their sole discretion, discontinue issuing the Contracts or change the form or content of the Contracts to be issued.

         1.7 In soliciting applications for Contracts, Broker may not accept any risks of any kind for or on behalf of Transamerica and may not bind Transamerica by promise or agreement or alter any Contract in any way.

Section 2.Prospectus, Advertisements, Sales Literature and Other Communications.

         2.1 Transamerica shall use reasonable efforts to provide information and marketing assistance to Broker, including providing, without charge, reasonable quantities of advertising materials, sales literature, reports and current prospectuses for the Contracts and underlying funding vehicles.

         2.2 In making offers of the Contracts, Broker shall deliver the applicable currently effective prospectuses, as required by law.

         2.3 Broker and its agents shall not misrepresent the Contracts and shall make no oral or written representation which is inconsistent with the terms of the Contracts, prospectuses or sales literature or is misleading in any way.

         2.4 Transamerica shall deliver to Broker, and Broker shall use, only sales literature and advertising material which conforms to all applicable legal requirements and which has been authorized by Transamerica.

         2.5 Broker shall not print, publish, distribute or use any advertisement, sales literature or other written materials related to the Contracts, other than materials provided by Transamerica hereunder, unless such has first been approved in writing by Transamerica.

Section 3.  Compensation.

         3.1 In consideration of the services performed as specified in this Agreement, Broker shall receive compensation as specified in the Attachment(s). In any states in which Broker may not receive compensation pursuant to state insurance law, the insurance agency(ies) with which it has associated itself, and which is (are) identified on the signature page, shall be paid the compensation.

Section 4.  Representation and Warranties and Compliance by Broker.

         4.1      Broker represents, warrants and covenants that:

         a. It is, and shall remain during the term of this Agreement, a properly licensed and registered broker-dealer under applicable state and federal securities law, a member of SIPC and a member in good standing of the NASD.

         b. It shall solicit applications for Contracts only through a properly licensed insurance agents ("Insurance Agent"), duly appointed by the appropriate Insurance Company. For purposes of this Agreement, all acts and omissions of the Insurance Agent within the scope of this Agreement shall be deemed to be acts or omissions of Broker.

         c. It is in compliance, and shall remain in compliance, with all applicable laws, rules and regulations, including, without limitation, those of the NASD and state and federal securities, banking and insurance laws.

         d. It has taken and shall continue to take the actions appropriate to supervise its representatives and other associated persons to ensure compliance with all
                  applicable laws and regulations.

         e. It shall comply, and shall cause Insurance Agent to comply, with any applicable Transamerica policies and procedures, including, without limitation, those contained in the Agents' Manual and those regarding replacements of Contracts, as amended from time to time, as communicated to Broker.

f. (i) It shall not solicit or sell any Contracts in connection with any "market timing" or "asset allocation" program or service, and (ii)If Transamerica determines in its sole discretion that Broker is soliciting or has solicited Contracts subject to any such program, Transamerica may take action it deems necessary to halt such solicitations or sales and (iii) In addition to any indemnification provided in Section 5 of this Agreement and any other liability that Broker may have, Broker shall be liable to Transamerica and each underlying funding vehicle affected by any such program, for any damages or losses, actual or consequential, sustained by them as a result of such program.

Section 5.  Indemnification.

         5.1 Broker shall indemnify and hold harmless Transamerica, and each employee, director, officer and shareholder of
                  Transamerica, against any losses, claims, damages or liabilities, including but not limited to reasonable attorney fees and court costs, to which Transamerica or any employee, officer director or shareholder may be subject, which arise out of or are based on any violation of the terms of this Agreement, any Transamerica policies or procedures as communicated to Broker or any applicable law by Broker, its representatives, the Insurance Agent, its agents and any employee, officer, director, shareholder, principal, partner and affiliate of the Broker or Insurance Agent. In the event Transamerica suffers a loss resulting from Broker-Dealer activities, BrokerDealer hereby assigns any proceeds received under its fidelity bond to Transamerica to the extent of such losses. If there is any deficiency amount, whether due to a deductible or otherwise, Broker-Dealer shall promptly pay Transamerica such amount on demand and Broker-Dealer shall indemnify and hold harmless Transamerica from any such deficiency and from the costs of collection thereof (including reasonable attorneys' fees).

         5.2 Transamerica shall indemnify and hold harmless Broker, and each employee, officer, director or shareholder of Broker, against any losses, claims, damages or liabilities, including but not limited to reasonable attorney fees and court costs, to which Broker or any employee, officer, director or shareholder becomes subject which arises out of or is based on any violation of the terms of this Agreement or any applicable law by Transamerica and any employee, officers, director, shareholder and affiliates.

Section 6.  Miscellaneous.

         6.1 Trademarks. The provision of Contracts and prospectuses and sales literature for the Contracts and underlying funding vehicles to the Broker shall not provide the Broker with any license to use any tradenames, trademarks, service marks or logos or proprietary information of Transamerica or any underlying funding vehicle or any affiliates thereof, except to the extent necessary for Broker to distribute the Contracts in accordance with the terms hereof.

         6.2 Confidentiality. Each party shall keep confidential any confidential information it may acquire as a result of this Agreement.

         6.3 Complaints and Proceedings. Broker shall promptly report to Transamerica any customer or regulatory complaints or inquiries involving the Contracts and shall fully cooperate with Transamerica in any regulatory investigation or proceeding or judicial proceeding and in the settlement of any claim relating to the solicitation or sale of the Contracts under this Agreement.

         6.4 Communications. All communications should be sent to the parties at the addresses indicated on the signature page of this Agreement.

         6.5 Agreement. This Agreement includes any Attachment(s) hereto ("Agreement") and constitutes the entire agreement between the parties with respect to the subject matter hereto, and supersedes all prior oral or written understandings or agreements, and no prior writings between the parties shall be used to interpret this Agreement.

         6.6 Amendment. Transamerica reserves the right to amend this Agreement, including any Attachments, at any time without prior notice. Broker submission of an application for a Contract subsequent to notice of such an amendment shall be construed as consent by Broker to such amendment.

         6.7 The Contracts. Transamerica may modify, change or discontinue the offering of any form of the Contracts at any time.

         6.8 Nonwaiver. Forbearance by Transamerica to enforce any rights in this Agreement shall not be construed as a waiver of the conditions of this Agreement and no wavier of any provision in this Agreement shall be deemed to be a waiver of any other provision.

         6.9 Severability. This is a severable Agreement. In the event that any provision would require action prohibited by law or would prohibit action required by law, then such provision shall be enforceable to the extent permitted by law and all other provisions shall remain valid and enforceable.

6.10 Termination. This Agreement may be terminated by any party with or without cause upon giving written notice to the other parties. Sections 5.1, 5.2, and 6 and any applicable provisions contained in the Attachment(s) shall survive the termination of this Agreement.

6.11  Assignment.  This Agreement may not be assigned without the written
consent       of all parties.

6.12 Counterparts. This Agreement may be executed in two or more counterparts, which when taken together shall constitute one and the same instrument.

6.13 Governing Law. This Agreement shall be construed in accordance with the laws of the state of California without giving effect to principles of
conflict of       laws.

This Agreement is effective as of ___________________, 199____, and is made between the parties signing below:

Transamerica Occidental Life Insurance Company
1150 South Olive Street
Los Angeles, CA  90015
Signature:______________________________
Name:__________________________________
Title:__________________________________


Transamerica Life Insurance and Annuity Company
1150 South Olive Street
Los Angeles, CA 90015
Signature:______________________________
Name:__________________________________
Title:___________________________________



                  First Transamerica Life Insurance Company
 575 Fifth Avenue, 36th Floor
 New York, NY 10017
         Signature:_________________________
 Name:___________________________
         Title:_____________________________


         Transamerica Securities Sales Corporation
 1150 South Olive Street
 Los Angeles, CA  90015
         Signature:________________________
 Name:__________________________
         Title:___________________________


Broker-Dealer:_________________________
Address:______________________________
          ==============================
Phone:_______________________________
Signature:_____________________________
Name:_______________________________
Title:________________________________

If Broker may not receive compensation due to state insurance laws, please indicated the insurance agency(ies) to receive compensation.

For compensation payable in the state of ____________, please pay:
Insurance agency:__________________
Address:          _______________________________
                  ===============================

To the attention of:_________________
phone number:____________________

For compensation payable in the state of ____________, please pay:
Insurance agency:__________________
Address:          _______________________________
                  ===============================

To the attention of:_________________
phone number:____________________

                                                   Attachment #1
Dreyfus/Transamerica Triple Advantage Variable Annuity



A.Contracts. Broker is authroized to sell Dreyfus/Transamerica Triple Advantage Variable Annuity Contracts and Policies (the "Contracts").

B. Compensation. In consideration of the sales of each Contract, Transamerica shall pay Broker, or such insurance agency specified by Broker, the compensation described in one of the attached Options. Broker shall chose the Option to be applicable to each Contract when or before the initial Purchase Payment or Premium ("Purchase Payment") under the Contract is received by Transamerica, by sending to Transamerica a notice such as the attached example or such other notice acceptable to Transamerica. Without prior notice, Transamerica may change the amount of compensation payable pursuant to this Attachment #1 and this new compensation will be applicable prospectively on new Contracts and on new premiums received under then currently issued Contracts.

C.       Chargebacks.

         (1)  Rejection of Application and Exercise of Free Look.

         In the event that, a Purchase Payment is returned because an Insurance Company rejects the application for such Contract or because the Premium or the application for the Contract, is not timely received by Transamerica, or a refund is made because a purchaser exercises his free-look right under the Contract, then upon written request from Transamerica, Broker (or specified insurance agency) shall promptly repay any and all compensation received based on all Purchase Payments paid into the Contract and shall pay any loss incurred as a result of a Purchase Payment being returned which was not timely received or for which an application was not timely received by Transamerica.

         (2)  Annuitization.

         In the instance of the annuitization of a Contract within the first six months of receipt of Purchase Payment(s), Transamerica shall pay the commission due on the annuitization of the Contract and Transamerica shall chargeback to the Broker (or specified insurance agency), or ask that Broker repay Transamerica, as Transamerica may determine in it discretion, the difference between the commission paid on annuitization and the commission paid upon receipt of the Purchase Payment(s) to the Contract.

D. Right of Set Off. With respect to commissions, compensation or any other amounts owed Broker (or insurance agency specified by it) by Transamerica, Transamerica shall have a right of set off again such amounts any monies owed Transamerica by Broker (or specified insurance agency) to the extent permitted by applicable law.

E.       Netting Commissions

__________
 If space is initialled at left by authorized Transamerica personnel, Broker is authorized to "net commissions" pursuant to Section 1.5 of the Sales Agreement.

This Attachment #1 is made part of Sales Agreement with ____________________ ("Broker") on behalf of Transamerica, effective ______________, 199__.

By:____________________________________
Signature:_______________________________
Name:_________________________________
Title:__________________________________

EXAMPLE OF FORM TO CHOOSE COMPENSATION OPTIONS FOR EACH
CONTRACT

                                                      Exhibit (10)(a)
                                                    Consent of Counsel

Sutherland, Asbill & Brennan, L.L.P.
1275 Pennsylvania Avenue, N.W.
Washington, D.C.  20004
202-383-0100

Transamerica Occidental Life Insurance Company
1150 South Olive Street
Los Angeles, CA  90015-2211

     Re:  Separate Account VA-2L

Gentlemen:

We hereby consent to the reference to our name under the caption "Legal Matters" in the prospectus filed as part of Post-Effective Amendment No. 8 to the Form N-4 Registration Statement for Separate Account VA-2L. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Very truly yours,

SUTHERLAND, ASBILL & BRENNAN

By:/s/ Frederick R. Bellamy

                                                      Exhibit (10)(b)
                                              Consent of Independent Auditors

                                              CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Condensed Financial Information" and "Accountants" in the Prospectus dated May 1, 1997, and to the use of our reports dated March 3, 1997 and February 12, 1997 with respect to the financial statements of Separate Account VA-2L Transamerica Occidental Life Insurance Company and Transamerica Occidental Life Insurance Company, respectively, included in the Statement of Additional Information.


Ernst & Young LLP

Charlotte, North Carolina
April 28, 1997

                                                        Exhibit 15
                                                     Power of Attorney

                                                 POWER OF ATTORNEY



         The undersigned director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Aldo Davanzo, James W. Dederer, David E. Gooding and Charles E. LeDoyen and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any life insurance or annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and him or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this _____ day of February, 1997.





                         -------------------------------
                                  Robert Abeles

                                Exhibit 15
                             Power of Attorney

POWER OF ATTORNEY



The undersigned director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Aldo Davanzo, James W. Dederer, David E. Gooding and James B. Roszak and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any life insurance or annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and him or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this _____ day of March, 1997.





___________________________
 Desmond Sugrue